UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Annual Report

OCTOBER 31, 2012

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Global Income Builder Fund

High Yield Fund

Fund of America

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4
Letter from the Global Value Team Portfolio Managers	6
Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value, Gold and Global Income Builder Funds	12
Performance Chart	17
First Eagle Global Fund:
Fund Overview	22
Schedule of Investments	24
First Eagle Overseas Fund:
Fund Overview	46
Schedule of Investments	48
First Eagle U.S. Value Fund:
Fund Overview	68
Schedule of Investments	70
First Eagle Gold Fund:
Fund Overview	86
Consolidated Schedule of Investments	88
First Eagle Global Income Builder Fund:
Fund Overview	98
Schedule of Investments	100
First Eagle High Yield Fund:
Letter from the High Yield Team Portfolio Managers	109
Management's Discussion of Fund Performance	113
Fund Overview	114
Schedule of Investments	116
First Eagle Fund of America:
Letter from Fund of America Portfolio Manager	126
Management's Discussion of Fund Performance	128
Fund Overview	130
Schedule of Investments	132
Statements of Assets and Liabilities	140
Statements of Operations	148
Statements of Changes in Net Assets	152
Financial Highlights	156
Notes to Financial Statements	170
Report of Independent Registered Public Accounting Firm	208
Fund Expenses	209
General Information	213
Tax Information	214
Privacy Notice	215
Additional Information	217

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Over the past year, market activity continued to be dominated by macro events: uncertainty over Europe's sovereign debt issues, the presidential election and "fiscal cliff" outcomes in the U.S., leadership changes and shifts in China's economic circumstances, and ongoing conflict in the Middle East.

For us, this period of persistent uncertainty confirms our approach to investing: the importance of seeking a margin of safety in each investment we make. As bottom-up fundamental investors pursuing absolute returns, we remain macro-aware but focus on intrinsic value rather than short-term stock price movements. Here at First Eagle Investment Management, we maintain a long-term perspective and continue to be guided by our primary goal: protecting and growing our shareholders' purchasing power over time.

In service of this goal, we recently launched First Eagle Global Income Builder Fund, which seeks current income generation and long-term growth of capital. The Fund is managed by Giorgio Caputo, Robert Hordon, Edward Meigs, and Sean Slein, and aims to deliver a meaningful but sustainable income stream across all market environments. We introduced this Fund as a response to our clients' need for income and the steadfast belief that our focus on seeking to invest with a margin of safety is critically important when evaluating income-generating securities. In this market environment, as low interest rates may tempt investors to reach for yield, we believe that seeking a margin of safety is one of the best means of avoiding permanent impairments to capital.

First Eagle Global, Overseas, and U.S. Value Funds continue to seek opportunities to invest in high-quality companies at attractive prices. Under the leadership of Matthew McLennan alongside Portfolio Managers Abhay Deshpande and Kimball Brooker, the team invests in companies one security at a time with what they feel is an appropriate margin of safety in price, capital structure, and management temperament. Portfolio Manager Rachel Benepe, who manages First Eagle Gold Fund, continues to view gold as a potential hedge against unforeseen events.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the President (continued)

This year we celebrate the fifth anniversary of First Eagle High Yield Fund, which originally commenced operation at Dwight Asset Management in 2007. The Fund has been managed by Edward Meigs and Sean Slein since inception with the same absolute return orientation and focus on managing downside risks that characterize each of our investment products.

Another milestone event in 2012 was the 25th anniversary of First Eagle Fund of America. Led by Portfolio Manager Harold Levy of Iridian Asset Management, he continues to manage the Fund with the same disciplined philosophy and approach he has practiced for the past quarter of a century.

Please be assured that we remain dedicated to our goal of managing your investments in our Funds in the same prudent manner as we have for over three decades. Our portfolio managers and many senior executives have substantial investments alongside yours, and we are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

December 2012

Past performance is no guarantee of future results. The portfolios are actively managed. The portfolio and opinions expressed herein are subject to change. All investments involve the risk of loss of principal.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the Global Value Team Portfolio Managers

Market Overview:

At First Eagle, we believe that investment focus should come from a firm philosophical foundation rather than a series of reactions to news flow or attempts to make outcomes stable at all moments through time. Events of the last year have provided much for the industry to talk about — from quantitative easing (QE 3) in the U.S. to long-term refinancing operations (LTRO) and outright monetary transactions (OMT) in Europe. Rather than analyze each monetary measure and acronym, it is worth pausing and reflecting on whether the goals of today's central bankers actually make sense.

The past fiscal year has been marked by monetary easing in one form or another across the globe under the banner of innovative, leading-edge academic and policy thinking. The prevailing consensus is that monetary stimulus represents a sensible path to promote year-over-year inflation stability despite cyclical fluctuations in the real economy. We believe that centuries of financial history have established beyond doubt that the act of printing money cannot solve real economic problems nor create real wealth. Furthermore, unwinding this stimulus will require extraordinary judgment on the part of policy makers. Real problems are solved by real adjustment: undistorted prices, debt restructuring and wage adjustment which ultimately lead to a recovery in confidence. Real wealth is created through accumulated savings augmented by efficiency- and quality-related improvements to competitiveness.

Easy money is designed to lift nominal growth in wages and spending. In current account deficit economies, raising wages worsens the relative competitiveness challenges and stimulating spending intensifies pre-existing savings shortfalls. A less competitive, lower-savings economy builds credit excesses. Over the past decade, we've seen these excesses build in the U.S. private sector only to move into the public sector as the government tried to sustain demand while companies and individuals repaired their balance sheets. Repairing the subsequent large fiscal deficits may either lead to growth shocks or an extended period of sub-par private sector investment and employment activity. One way to reconcile this tension may be for the U.S. dollar to depreciate. However, depreciation is not a free lunch; it exposes the economy to global commodity price shocks and reduces the perceived need for real adjustment. Currency depreciation also assumes willing counterparts who will not try to print money faster. By targeting short-term inflation stability in the U.S., we may have created an environment of fiscal and competitive weakness in the world's

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

From left to right: Matthew McLennan, Abhay Deshpande, T. Kimball Brooker, Jr., Rachel Benepe and Matt Lamphier

reserve currency. If these trends continue, there will likely come a day and a market price at which it makes sense for investors to further diversify into other currencies.

Furthermore, since the U.S. dollar forms the cornerstone of the world reserve currency system, volatility in its monetary base ricochets throughout the global system. Corrupted money is contagious. Countries like China, that have pegged to the U.S. dollar at low levels and need to purchase U.S. dollar reserves to maintain their peg, have generated abnormally large savings. These excessive savings have been funneled into not just huge reserves of foreign currency yielding negative real returns but also into an epic stockpile of infrastructure investment and labor-intensive export capacity. As property vacancy rates rise and real wages grow in China, developer and exporter profits have come under pressure. The China growth miracle faces daunting adjustment challenges at this point in time.

Japan is currently (and Europe may be on a path to become) a current account surplus region despite floating currencies. Such surpluses reflect cautionary private sector savings and deleveraging. Attempting to balance budgets under these circumstances may continue to result in bursts of deflationary fear in these regions, given the private sector deleveraging already underway.

In addition, within Europe there are pegged exchange rates which have created first private sector then public sector credit crises in the deficit regions and fears about bank and central bank holdings of peripheral sovereign debt in the surplus regions. While the consolidated fundamentals of Europe look healthier than the United States, in terms of deficits and current account position, the architectural imperfection within Europe remains unresolved.

Finally, emerging markets such as India, Brazil and Turkey have also gone through monetary growth booms where, according to the Bank for International Settlements, their private sectors have experienced material balance sheet deterioration in terms of debt service ratios. This may not bode well for these emerging markets' growth prospects.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the Global Value Team Portfolio Managers (continued)

We inhabit a world of imbalances, where policy-induced fragility in the financial architecture is aggravating the shifts in relative productivity, demographics and energy prices that have accumulated over the past decade. Instead of accepting cyclical variations in inflation and employment, we have obscured prices, built leverage in deficit countries, grown banking sector vulnerabilities and malinvestment in surplus savings regions, and stimulated credit booms in emerging markets. Add to this, contentious political situations around the globe and it appears that the road ahead is riddled with fault lines.

Portfolio Review

Despite these fault lines, we step back from the noise and focus on our investment method — to invest in real businesses purchased with what we feel is a margin of safety in price, to keep cash and cash equivalents as deferred purchasing power to endure and take advantage of windows of market distress, and to hold gold as a potential hedge against unforeseen and extreme market events. We feel this method provides the best way to sustain and enhance purchasing power over the long term.

The traditional investment landscape we've been taught to accept is one where owning a "risk free" instrument could preserve real purchasing power. On the other hand, owning "riskier" business securities provided the potential for enhanced real purchasing power. The defining feature of today's investment landscape is that there is no risk-free asset that will preserve real purchasing power. The reserve currency of the world issues credit instruments that support both the worst credit metrics in a generation and negative real returns. In this environment, we have invested the majority of our portfolio in equities in an attempt to both preserve and grow real wealth. In the process of investing in enterprise, we seek companies that embody some form of resilience. We feel such companies are less vulnerable to crises and are more likely to preserve their earnings power against monetary debasement. At the heart of such resilience must be some form of asset scarcity. It is a strange world we live in at the time of this writing — where the traditional risk-free asset has become vulnerable and abundant in supply while it is in the "risky" pool of enterprise securities that investors may potentially find resilience and scarcity.

It is asset scarcity that enables product prices and corporate earnings power to keep pace with monetary growth. It is this sustainable earnings power that gives companies the capital structures and margins to buffer and endure tough times. A scarce asset can be either intangible or tangible in nature. In our view, a

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the Global Value Team Portfolio Managers (continued)

stable, advantaged competitive position supported by an owner-minded culture that actively seeks to nurture and maintain that position is the most important scarce intangible asset a company can have. Our current portfolio contains a number of investments across economic sectors in companies that dominate their markets from operating systems to routers, from servo motors to pneumatics and from cable systems to distribution systems.

A scarce asset can also be tangible. Tangible scarcity principally applies to commodity reserves or real estate where supply growth is somewhat constrained relative to real economic activity. With such real assets, prices have a tendency to rise over business cycles despite cyclical fluctuations as the global monetary high water mark rises. We hold positions in a number of companies that own reserves of commodities ranging from oil to timberlands to quarry aggregates. We have also invested in companies that own well-located real estate.

Unfortunately, companies that control scarce assets, be they tangible or intangible, often trade at high valuations. The key to our approach is to have a wish list of these businesses and to wait patiently to buy them when we believe they are priced conservatively with a margin of safety in valuation, capital structure and management behavior. We will not always find businesses that embody scarcity at the right price. In these instances, we are pragmatic and focus on more ordinary businesses that are out of favor. In such cases, since the asset is not scarce, a deeper discount is needed to buffer the fault line risk. Sometimes we find these opportunities in holding companies with "double discounts", insurance companies with undervalued investment float or simply ordinary businesses with excess cash and securities that the market is discounting.

Our cash and cash equivalent levels have increased this year as we have trimmed some more fully valued positions. At First Eagle, we remain focused on making sure that we remain calm in the storm. We feel that one of our core advantages is our patient temperament. While our cash and cash equivalent holdings have recently impacted short-term returns, we believe that this deferred purchasing power provides an important source of funding for investments in our wish list of companies during windows of market distress. Our aim is to be more fully invested but only at the right price.

We also keep some of our portfolio in gold as a natural alternative to the human made financial architecture. Many have criticized gold as a useless commodity. Ironically, it is gold's inertness that is the root cause of both its more stable supply and more business-cycle resilient demand. Gold's higher density further

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the Global Value Team Portfolio Managers (continued)

reduces the cost of holding it relative to other commodities. This is why gold has been the real asset of choice to hoard in vaults — it simply has less opportunity cost. At First Eagle, we are not directionally bullish on gold — its price fluctuates depending on the health of our financial architecture — but we have always felt that gold is no ordinary commodity. Gold serves as a unique real monetary alternative and as such it provides us with a potential hedge against forces we cannot control.

Finally, one of the cornerstones of the First Eagle approach is the importance of team-based investing. We seek competing perspectives for each investment acknowledging that no-one has a monopoly on the truth. We believe there should be a high hurdle for securities to come into the portfolios and a low hurdle for them to exit. While basic analytical skills are required to invest successfully, the art of investing lies in the judgment and temperament needed to avoid overconfidence, to remain open-minded to both unexpected opportunities and causal relationships and to stay patient. This is what we seek from members of our investment team. At the heart of our temperament is the patience to wait for opportunity and the prudence to put a little aside for a rainy day.

We thank you for your support,

Matthew McLennan	T. Kimball Brooker, Jr.
Head of the Global Value Team Portfolio Manager	Portfolio Manager

Abhay Deshpande

Portfolio Manager

December 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the Global Value Team Portfolio Managers (continued)

Past performance is no guarantee of future results. The portfolios are actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of December 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. First Eagle Investment Management, LLC (FEIM) became investment adviser to the Global Fund commencing January 1, 2000. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Management's Discussion of Fund Performance

The MSCI World Index rose 9.45% during the twelve months ending October 31, 2012. In the U.S., the S&P 500 Index increased 15.2% during the twelve-month period. In Germany, the DAX Index rose 18.2% while in France, the CAC 40 Index rose 5.7%. In Japan, the Nikkei 225 Index fell 0.7%. The U.S. Dollar rose 2.0% against the Japanese Yen and it rose 6.9% against the Euro. Crude oil fell 7.4% during the twelve months to $86 a barrel. Gold remained largely unchanged and ended the year at $1,721 an ounce.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class 'A' shares rose 7.64% for the year ending October 31, 2012, while the MSCI World Index increased 9.45%. The Fund's cash and cash equivalents position was 18.8% as of October 31, 2012.

The five largest contributors to the performance of the First Eagle Global Fund over the period were Comcast Corporation (cable, U.S.), Cintas Corporation (uniform rentals, U.S.), Weyerhaeuser Company (forest products, U.S.), Astellas Pharma, Inc. (pharmaceuticals, Japan) and Cincinnati Financial Corporation (P&C Insurance, U.S.), which collectively added 2.55% of return to the fund's performance.

The five largest detractors were Gold Fields Limited (gold mining, South Africa), Bouygues SA (construction/telecom, France), Canon, Inc. (printing & imaging, Japan), Newcrest Mining Limited (gold mining, Australia) and Société Télévision Francaise 1 (media, France). Their combined negative performance over the twelve-month period subtracted 1.08% of return from the Fund's performance.

As of October 31, 2012, the First Eagle Global Fund was approximately 45% hedged against the Japanese Yen and 35% hedged against the Euro. These represent slightly larger than average hedges. Both currencies arguably warrant some premium to their long-term averages relative to the dollar given their superior inflation and trade performance. However, in the case of the Japanese Yen, the potential premium has been moderated by their fiscal challenges and in the case of the Euro, political disunity has fed a series of local sovereign crises in peripheral markets which could imperil the European financial architecture.

First Eagle Overseas Fund

The NAV of the Fund's Class 'A' shares rose 5.06% for the fiscal year ending October 31, 2012, while the MSCI EAFE Index increased 4.61% over the same period. The Fund's cash and cash equivalents position was 21.2% on October 31, 2012.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Global, Overseas, U.S. Value, Gold and Global Income Builder Funds

The five largest contributors to the performance of the First Eagle Overseas Fund over the period were Shimano, Inc. (bicycle parts, Japan), Agnico-Eagle Mines Limited (gold mining, Canada), Thai Beverage PCL (beverages, Thailand), Astellas Pharma, Inc. (pharmaceuticals, Japan) and Deutsche Wohnen AG (real estate services, Germany), which collectively added 2.95% of return to the fund's performance.

The five largest detractors were Bouygues SA (construction/telecom, France), Gold Fields Limited (gold mining, South Africa), Wienerberger AG (construction materials, Austria), Société Télévision Francaise 1 (media, France) and Canon, Inc. (printing and imaging, Japan). Their combined negative performance over the twelve-month period subtracted 1.52% of return from the Fund's performance.

As of October 31, 2012, the First Eagle Overseas Fund was also approximately 45% hedged against the Japanese Yen and 35% hedged against the Euro.

First Eagle U.S. Value Fund

The NAV of the First Eagle U.S. Value Fund's Class 'A' shares increased 10.63% for the year ending October 31, 2012, while the S&P 500 Index rose 15.21%. The Fund held 21.5% of its portfolio in cash and cash equivalents on October 31, 2012.

The five largest contributors to the performance of the First Eagle U.S. Value Fund over the period were Comcast Corporation (cable), Weyerhaeuser Company (forest products), Cintas Corporation (uniform rentals), Cincinnati Financial Corporation (P&C Insurance) and Home Depot, Inc. (home improvement retailer), which added 4.08% of return to the fund's performance.

The five largest detractors were Rofin-Sinar Technologies, Inc. (metal machinery manufacturing), Newcrest Mining Limited (gold mining), Newmont Mining Corporation (gold mining), Penn West Petroleum Limited (E&P) and San Juan Basin Royalty Trust (oil and gas trust). Their combined negative performance over the twelve-month period subtracted 1.44% of return from the Fund's performance.

First Eagle Gold Fund

The NAV of the First Eagle Gold Fund's Class 'A' shares fell -8.14% for the year ending October 31, 2012, while the FTSE Gold Mines Index decreased -14.81%. The Fund held 6.1% in cash and cash equivalents on October 31, 2012.

The five largest contributors to the performance of the First Eagle Gold Fund over the period were Agnico-Eagle Mines Limited (Canada), Randgold

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Management's Discussion of Fund Performance (continued)

Resources Limited (Africa), Royal Gold, Inc. (U.S.), Franco-Nevada Corporation (Canada) and Fresnillo PLC (Mexico), which collectively added 6.18% of return to the fund's performance.

The five largest detractors to the Fund were Newcrest Mining Limited (Australia), IAMGOLD Corporation (Canada), Harmony Gold Mining Company (South Africa), Kinross Gold Corporation (Canada), and AngloGold Ashanti Limited (South Africa). Their combined negative performance over the twelve-month period subtracted 6.93% of return from the Fund's performance.

First Eagle Global Income Builder

The NAV of the First Eagle Global Income Builder Fund's Class 'A' shares rose 4.37% from inception (May 1, 2012) through October 31, 2012, while the MSCI World Index returned 1.53% and the Barclays Capital U.S. Aggregate Bond Index rose 2.88% over the same period. The Fund held 5.6% in cash and cash equivalents on October 31, 2012.

The five largest contributors to the performance of the First Eagle Global Income Builder Fund over the period were Frasers Commercial Trust (REIT, Singapore), Sanofi (pharmaceuticals, France), Weyerhaeuser Company (forest products, U.S), Agnico-Eagle Mines Limited (gold mining, Canada) and Fresnillo PLC (silver mining, Mexico), which collectively added 1.35% of return to the fund's performance.

The five largest detractors to the fund were Intel (semiconductors, U.S.), Penn West Petroleum Limited (E&P, U.S), Bouygues SA (construction/telecom, France), Microsoft Corporation (software, U.S) and Italcementi SpA RSP (cement, Italy). Their combined negative performance over the twelve-month period subtracted 1.09% of return from the Fund's performance.

As of October 31, 2012, the First Eagle Global Income Builder Fund was approximately 35% hedged against the Euro on European equities and it was 100% hedged on Euro-denominated bonds.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Global, Overseas, U.S. Value, Gold and Global Income Builder Funds

Matthew McLennan	Abhay Deshpande
Head of the Global Value Team Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Global, Overseas and U.S. Value Funds

T. Kimball Brooker, Jr.	Rachel Benepe
Portfolio Manager Global, Overseas and U.S. Value Funds	Portfolio Manager Gold Fund

Giorgio Caputo	Robert Hordon
Portfolio Manager Global Income Builder Fund	Portfolio Manager Global Income Builder Fund

Edward Meigs	Sean Slein
Portfolio Manager Global Income Builder and High Yield Funds	Portfolio Manager Global Income Builder and High Yield Funds

December 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Management's Discussion of Fund Performance (continued)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value and Gold Funds give effect to the deduction of the maximum sales charge of 5.00%.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Funds are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of December 2012 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The First Eagle Global Income Builder and High Yield Funds invests in high yield securities that are non-investment grade (commonly known as "junk bonds") which are generally considered speculative because they may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may be subject to greater volatility. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Performance Chart1  Average Annual Returns as of October 31, 2012

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	7.64%	10.26%	4.13%	12.76%	14.03%	01/01/79[2]
with sales charge	2.26	8.39	3.06	12.18	13.90	01/01/79[2]
Class C (FESGX)	5.83	9.43	3.35	11.92	11.14	06/05/00
Class I (SGIIX)	7.90	10.53	4.39	13.05	11.74	07/31/98
MSCI World Index[3]	9.45	7.88	-2.87	7.20	9.44	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	5.06%	8.14%	2.57%	13.03%	11.69%	08/31/93
with sales charge	-0.18	6.30	1.52	12.45	11.47	08/31/93
Class C (FESOX)	3.28	7.32	1.79	12.18	10.82	06/05/00
Class I (SGOIX)	5.36	8.40	2.82	13.31	11.99	07/31/98
MSCI EAFE Index[4]	4.61	2.83	-5.81	7.73	4.43	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	10.63%	11.28%	4.62%	9.76%	9.25%	09/04/01
with sales charge	5.10	9.39	3.55	9.19	8.75	09/04/01
Class C (FEVCX)	8.75	10.44	3.83	8.92	8.43	09/04/01
Class I (FEVIX)	10.86	11.53	4.87	10.01	9.51	09/04/01
Standard & Poor's 500 Index[5]	15.21	13.21	0.36	6.91	4.01	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	-8.14%	9.94%	6.80%	16.47%	9.95%	08/31/93
with sales charge	-12.72	8.09	5.71	15.88	9.73	08/31/93
Class C (FEGOX)	-9.74	9.10	6.00	—	14.40	05/15/03
Class I (FEGIX)	-7.89	10.21	7.07	—	15.54	05/15/03
FTSE Gold Mines Index[6]	-14.81	3.91	0.40	11.60	2.83	08/31/93
MSCI World Index[3]	9.45	7.88	-2.87	7.20	5.87	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Performance Chart1 (continued)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Income Builder Fund
Class A (FEBAX)
without sales charge	—	—	—	—	4.37%	05/01/12
with sales charge	—	—	—	—	-0.88	05/01/12
Class C (FEBCX)	—	—	—	—	3.00	05/01/12
Class I (FEBIX)	—	—	—	—	4.53	05/01/12
MSCI World Index[3]	—	—	—	—	1.53	05/01/12
Barclays Capital U.S. Aggregate Bond Index[10]	—	—	—	—	2.88	05/01/12
First Eagle High Yield Fund
Class A (FEHAX)
without sales charge	—	—	—	—	11.35%	01/03/12
with sales charge	—	—	—	—	6.37	01/03/12
Class C (FEHCX)	—	—	—	—	9.51	01/03/12
Class I (FEHIX)	13.07%	11.96%	—	—	13.09	11/19/07[7]
Barclays Capital U.S. Corporate High Yield Index[8]	13.61	12.56	—	—	10.08	11/19/07
First Eagle Fund of America
Class A (FEFAX)
without sales charge	16.46%	14.76%	3.15%	9.33%	7.66%	11/20/98
with sales charge	10.64	12.81	2.10	8.76	7.27	11/20/98
Class C (FEAMX)	14.62	13.91	2.38	8.53	6.92	03/02/98
Class Y (FEAFX)[9]	16.50	14.75	3.14	9.33	11.68	04/10/87
Standard & Poor's 500 Index[5]	15.21	13.21	0.36	6.91	8.80	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling 800.334.2143. Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower. The average annual returns for Class A Shares "with sales charge'' of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder and First Eagle Fund of America give effect to the deduction of the maximum sales charge

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Average Annual Returns as of October 31, 2012

of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield Fund gives effect to the deduction of maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund require $1mm minimum investment and are offered without sales charge.

Class Y Shares of First Eagle Fund of America are offered without charge.

2  Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Adviser to First Eagle Investment Management, LLC. The Fund commenced operations April 28, 1970.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase.

5  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested.

6  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies, is available without dividends reinvested, and is not available for purchase.

7  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

8  The Barclays Capital U.S Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

9  As of September 1, 2005, First Eagle Fund of America Class Y is closed to new accounts.

10  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS and is not available for purchase.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Performance Chart1 (continued)

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS C	CLASS I	CLASS Y
First Eagle Global Fund	1.13%	1.88%	0.88%	—
First Eagle Overseas Fund	1.14	1.89	0.89	—
First Eagle U.S. Value Fund	1.18	1.93	0.93	—
First Eagle Gold Fund	1.20	1.95	0.95	—
First Eagle Global Income Builder*	1.62	2.37	1.37
First Eagle High Yield Fund**	1.12	1.83	1.05
First Eagle Fund of America	1.45	2.20	—	1.45%

*  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 1.30% for A Shares, 2.05% for C Shares, and 1.05% for I Shares with gross operating expenses of 1.62%, 2.37%, and 1.37% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 31, 2012. The expense limitation may be terminated by the Adviser in future years.

**  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares, with gross operating expenses of 1.05%, 1.12%, and 1.83% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until 2013 for I-Shares, and until 2012 for A and C Shares. The expense limitation may be terminated by the Adviser in future years.

These expense ratios are presented as of October 31, 2012 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Average Annual Returns as of October 31, 2012

The First Eagle Global Income Builder and High Yield Funds invests in high yield securities that are non-investment grade (commonly known as "junk bonds") which are generally considered speculative because they may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may be subject to greater volatility. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund Overview | Data as of October 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	7.64%	4.13%	12.76%
with sales load	2.26	3.06	12.18
MSCI World Index	9.45	-2.87	7.20
Consumer Price Index	2.16	2.05	2.46

Asset Allocation*

Countries**
United States	39.55%
Japan	16.83
France	4.81
Canada	2.47
Mexico	2.38
Germany	2.22
United Kingdom	2.21
Switzerland	1.95
South Korea	1.22
Australia	1.16
South Africa	0.97
Hong Kong	0.59
Belgium	0.56
Sweden	0.55
Thailand	0.50
Bermuda	0.49
Spain	0.42
Malaysia	0.42
Ireland	0.41
Austria	0.39
Netherlands	0.33
Italy	0.29
Israel	0.27
Taiwan	0.17
Singapore	0.05
Norway	0.03

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments and options positions. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	4.98%
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	1.75
Cisco Systems, Inc. (U.S. computer communications company)	1.64
Secom Company Limited (Japanese security services provider)	1.62
Cintas Corporation (U.S. commercial services equipment supplier)	1.50
Microsoft Corporation (U.S. software developer)	1.50
Sysco Corporation (U.S. food services distributor)	1.49
Keyence Corporation (Japanese sensors manufacturer)	1.38
Fanuc Limited (Japanese industrial manufacturing company)	1.27
Astellas Pharma, Inc. (Japanese pharmaceutical company)	1.23
Total	18.36%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 75.10%
U.S. Common Stocks — 34.45%
Consumer Discretionary 2.78%
17,414,912	Comcast Corporation, Class 'A'	$296,976,000	$634,599,393
6,208,490	Omnicom Group, Inc.	186,093,077	297,448,756
4,259,656	H&R Block, Inc.	72,109,646	75,395,911
2,485	JG Boswell Company (a)	573,840	2,159,465
184,753	St. John Knits International, Inc. (a)(b)	3,174,837	1,016,142
		558,927,400	1,010,619,667
Consumer Staples 2.91%
17,479,577	Sysco Corporation	495,705,689	543,090,457
1,876,550	Lorillard, Inc.	140,123,666	217,698,566
1,629,490	Colgate-Palmolive Company	125,309,064	171,031,270
1,693,404	Wal-Mart Stores, Inc.	82,465,011	127,039,168
		843,603,430	1,058,859,461
Energy 2.46%
6,224,163	ConocoPhillips	250,797,600	360,067,830
3,080,340	Devon Energy Corporation	179,165,945	179,306,591
3,044,263	Phillips 66 (c)	76,218,314	143,567,443
1,442,501	Apache Corporation	90,693,919	119,366,958
3,908,035	San Juan Basin Royalty Trust (d)	138,744,050	54,751,570
806,395	Helmerich & Payne, Inc.	17,026,317	38,545,681
		752,646,145	895,606,073
Financials 8.88%
17,571,107	Bank of New York Mellon Corporation	441,008,507	434,182,054
7,529,993	American Express Company	317,870,387	421,453,708
13,816,985	Weyerhaeuser Company, REIT	243,497,569	382,592,315
2,714	Berkshire Hathaway, Inc., Class 'A' (b)	218,995,900	351,476,570
8,511,151	Cincinnati Financial Corporation (d)	215,946,733	339,084,256
9,693,682	BB&T Corporation	245,863,323	280,632,094
7,819,459	U.S. Bancorp	192,949,644	259,684,233
5,719,208	Plum Creek Timber Company, Inc., REIT	212,342,604	251,073,231
4,386,051	WR Berkley Corporation	117,583,057	170,573,523
2,858,553	Rayonier, Inc., REIT	27,837,041	140,097,683
743,437	Visa, Inc., Class 'A'	53,618,674	103,159,318

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 34.45% — (continued)
Financials 8.88% — (continued)
202,406	Mastercard, Inc., Class 'A'	$40,702,513	$93,294,998
33,892	Mills Music Trust (a)(d)	1,015,863	1,267,561
		2,329,231,815	3,228,571,544
Health Care 0.96%
4,469,770	WellPoint, Inc.	240,056,531	273,907,505
1,059,980	Johnson & Johnson	59,610,843	75,067,784
		299,667,374	348,975,289
Industrials 4.80%
13,051,511	Cintas Corporation (d)	438,387,413	545,683,675
4,069,880	3M Company	315,646,157	356,521,488
3,069,252	Lockheed Martin Corporation	217,057,860	287,496,835
3,867,416	Northrop Grumman Corporation	231,724,655	265,652,805
3,638,247	Alliant Techsystems, Inc. (d)	314,316,906	208,435,171
731,965	Unifirst Corporation	11,682,492	50,922,805
2,115,301	Blount International, Inc. (b)	21,886,852	27,985,432
		1,550,702,335	1,742,698,211
Information Technology 7.54%
34,819,677	Cisco Systems, Inc.	583,213,397	596,809,264
19,051,934	Microsoft Corporation	477,924,373	543,646,936
13,004,217	Oracle Corporation	362,943,749	403,780,938
13,489,704	Intel Corporation	233,978,012	291,714,849
8,019,789	Linear Technology Corporation	227,165,656	250,698,604
8,748,867	Texas Instruments, Inc.	228,873,378	245,755,674
282,275	Google, Inc., Class 'A' (b)	149,382,648	191,882,077
2,365,411	Automatic Data Processing, Inc.	85,148,200	136,697,102
1,671,000	KLA-Tencor Corporation (c)	47,230,930	77,734,920
		2,395,860,343	2,738,720,364
Materials 1.94%
4,387,079	Vulcan Materials Company	223,679,544	201,674,022
4,172,577	Scotts Miracle-Gro Company, Class 'A' (d)	182,102,946	178,628,021
1,752,640	Martin Marietta Materials, Inc.	155,134,877	144,259,798
1,780,037	Newmont Mining Corporation	45,037,176	97,101,018
1,249,382	Deltic Timber Corporation (d)	62,415,256	84,783,063
		668,369,799	706,445,922

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 34.45% — (continued)
Utilities 2.18%
9,696,381	FirstEnergy Corporation	$353,449,107	$443,318,539
2,491,660	Entergy Corporation	164,249,120	180,844,683
3,760,485	IDACorp, Inc. (d)	124,066,738	168,168,889
		641,764,965	792,332,111
Total U.S. Common Stocks		10,040,773,606	12,522,828,642
International Common Stocks — 40.65%
Australia 1.16%
15,384,766	Newcrest Mining Limited	472,606,853	422,091,115
Austria 0.39%
3,857,199	OMV AG	157,989,372	141,078,601
Belgium 0.57%
2,788,865	Groupe Bruxelles Lambert SA	234,732,253	206,033,320
Bermuda 0.49%
2,875,070	Jardine Matheson Holdings Limited	141,681,818	177,104,312
Canada 2.43%
5,581,122	Goldcorp, Inc.	213,133,659	252,434,148
5,456,594	Cenovus Energy, Inc.	151,356,348	192,672,334
13,369,060	Penn West Petroleum Limited	229,548,818	173,664,089
1,669,132	Agnico-Eagle Mines Limited	54,454,117	94,150,599
3,839,385	Nexen, Inc.	60,117,890	91,761,301
1,779,850	Potash Corporation of Saskatchewan, Inc.	72,023,951	71,852,545
2,927,036	Postmedia Network Canada Corporation (a)(b)(e)	18,719,011	5,855,829
1,008,427	Catalyst Paper Corporation (a)(b)(h)	17,346	1,058,848
		799,371,140	883,449,693
France 4.64%
4,179,227	Sanofi	323,385,924	367,615,433
3,330,779	Sodexo	88,582,313	256,479,617
4,702,249	Total SA	247,298,454	236,756,081
9,287,648	Bouygues SA	358,271,606	223,515,011
8,755,798	Carrefour SA	363,896,635	211,680,879
2,044,437	Neopost SA (d)	184,799,958	111,991,799
11,803,362	Société Télévision Francaise 1 (d)	184,371,882	101,483,102
921,669	Wendel SA	19,716,342	81,275,568
1,130,913	Legrand SA	35,203,833	43,593,124

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 40.65% — (continued)
France 4.64% — (continued)
157,260	Robertet SA (b)(d)	$20,623,058	$26,311,643
385,000	Sabeton SA (b)(d)	4,841,233	6,141,944
69,500	NSC Groupe (a)(d)	12,298,421	5,850,184
12,000,000	FINEL (a)(b)(f)	—	5,603,040
104,457	Gaumont SA	6,087,824	5,350,134
42,252	Robertet SA CI (a)(b)(f)(g)	800,508	5,118,399
		1,850,177,991	1,688,765,958
Germany 1.92%
8,114,931	HeidelbergCement AG	447,784,386	430,369,941
4,285,909	Daimler AG	200,355,962	200,256,640
693,440	Fraport AG	20,976,007	40,688,481
773,684	Hornbach Baumarkt AG	21,504,161	25,317,502
		690,620,516	696,632,564
Hong Kong 0.33%
12,693,580	Guoco Group Limited	115,086,260	117,270,031
20,738,780	City e-Solutions Limited (a)(b)(d)	936,898	1,859,764
		116,023,158	119,129,795
Ireland 0.41%
7,968,210	CRH PLC	136,905,270	148,357,225
Israel 0.27%
7,864,560	Israel Chemicals Limited	81,267,220	98,379,114
Italy 0.29%
18,139,395	Italcementi S.p.A. RSP	249,186,230	46,347,788
4,682,069	Italcementi S.p.A.	86,201,872	23,683,310
1,734,972	Italmobiliare S.p.A. RSP (b)	121,356,934	19,014,687
1,021,137	Italmobiliare S.p.A. (b)	107,360,738	15,734,047
		564,105,774	104,779,832
Japan 16.90%
11,590,430	Secom Company Limited	528,330,685	590,045,059
1,895,990	Keyence Corporation	351,946,352	502,906,302
2,888,400	Fanuc Corporation	255,486,281	459,756,594
8,977,860	Astellas Pharma, Inc.	362,418,345	445,801,063
6,969,690	Shimano, Inc. (d)	158,533,024	439,042,463
2,693,956	SMC Corporation	294,992,485	424,420,369
5,356,100	KDDI Corporation	342,370,670	415,877,520
12,811,860	MISUMI Group, Inc. (d)	221,342,849	314,319,771

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 40.65% — (continued)
Japan 16.90% — (continued)
4,933,000	Ono Pharmaceutical Company Limited	$222,260,661	$297,771,572
14,441,180	Mitsubishi Estate Company Limited	219,465,631	285,568,231
14,917,300	NKSJ Holdings, Inc.	402,645,728	271,818,053
12,945,240	Hoya Corporation	280,406,180	261,985,070
2,318,500	Hirose Electric Company Limited (d)	246,194,572	247,964,809
14,618,720	MS&AD Insurance Group Holdings	356,085,457	247,703,546
4,286,130	Nissin Foods Holdings Company Limited	152,493,842	162,105,355
4,896,260	Canon, Inc.	232,564,293	158,078,375
6,177,710	Nomura Research Institute Limited	129,553,350	131,136,111
5,333,150	THK Company Limited	91,613,966	88,629,807
1,569,860	Shin-Etsu Chemical Company Limited	73,766,639	88,470,507
59,245	NTT DoCoMo, Inc.	90,107,766	87,031,165
3,526,280	Chofu Seisakusho Company Limited (d)	64,322,538	81,124,313
5,147,000	T. Hasegawa Company Limited (d)	79,849,658	65,167,401
1,271,000	Ariake Japan Company Limited	20,775,620	27,091,321
1,155,820	Meitec Corporation	32,963,240	25,446,857
2,002,100	Seikagaku Corporation	21,143,745	22,942,035
		5,231,633,577	6,142,203,669
Malaysia 0.42%
129,221,380	Genting Malaysia Berhad	111,924,255	152,299,657
Mexico 2.39%
15,044,166	Grupo Televisa S.A.B., ADR	289,394,928	339,998,151
6,612,311	Industrias Peñoles S.A.B. de C.V.	7,723,116	331,199,574
6,399,253	Fresnillo PLC	43,883,996	198,128,238
		341,002,040	869,325,963
Netherlands 0.33%
9,612,642	TNT Express NV	109,495,610	101,311,694
4,925,106	PostNL NV (b)	46,252,787	19,431,878
		155,748,397	120,743,572
Singapore 0.05%
13,467,250	ComfortDelGro Corporation Limited	3,279,183	18,658,512

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 40.65% — (continued)
South Africa 0.97%
22,792,720	Gold Fields Limited, ADR	$255,149,383	$285,136,927
8,092,307	Harmony Gold Mining Company Limited, ADR	69,852,451	67,166,148
		325,001,834	352,303,075
South Korea 1.03%
3,476,566	KT&G Corporation	187,647,559	264,902,471
51,900	Lotte Confectionery Company Limited	21,157,499	74,761,507
39,989	Namyang Dairy Products Company Limited (d)	7,325,466	34,650,289
		216,130,524	374,314,267
Spain 0.42%
3,295,234	Red Electrica Corporation SA	165,292,750	154,609,006
Sweden 0.56%
5,939,940	Investor AB, Class 'A'	116,378,542	127,029,256
3,394,798	Investor AB, Class 'B'	63,888,333	74,956,640
		180,266,875	201,985,896
Switzerland 1.96%
5,091,560	Nestlé SA	146,056,200	323,334,439
3,783,070	Pargesa Holding SA	237,781,696	255,280,499
27,925	Lindt & Spruengli AG PC	28,106,172	88,307,393
388,803	Kuehne & Nagel International AG	7,503,142	45,412,224
		419,447,210	712,334,555
Thailand 0.50%
30,023,200	Bangkok Bank PCL, NVDR	97,800,376	173,380,307
577,000	OHTL PCL (a)	2,636,473	9,036,215
		100,436,849	182,416,522
United Kingdom 2.22%
9,342,277	Berkeley Group Holdings PLC (b)(d)	114,104,302	229,408,505
44,700,255	WM Morrison Supermarkets PLC	200,556,555	193,207,880
7,387,420	GlaxoSmithKline PLC	140,774,624	165,255,068
3,693,540	Willis Group Holdings PLC	97,767,744	124,361,492
3,052,693	Anglo American PLC	74,109,213	93,726,854
		627,312,438	805,959,799
Total International Common Stocks		13,122,957,297	14,772,956,022
Total Common Stocks		23,163,730,903	27,295,784,664

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Preferred Stocks — 0.44%
International Preferred Stocks — 0.44%
Germany 0.32%
1,754,484	Hornbach Holding AG	$63,837,360	$114,711,273
South Korea 0.12%
60,212	Samsung Electronics Company Limited	7,227,347	43,726,301
Total International Preferred Stocks		71,064,707	158,437,574
Total Preferred Stocks		71,064,707	158,437,574
Warrant — 0.18%
United States — 0.18%
5,806,899	JPMorgan Chase & Company Warrant expire 10/28/18 (b)	75,108,859	66,372,855
OUNCES
Commodity — 4.98%
1,051,078	Gold bullion (b)	736,135,763	1,809,221,276
PRINCIPAL
Notes and Bonds — 0.86%
U.S. Corporate Bonds — 0.09%
$5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (a)	4,770,807	4,653,784
5,000,000	Pulte Group, Inc. 5.20% due 02/15/15	4,649,760	5,375,000
22,554,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	22,057,284	23,484,352
Total U.S. Corporate Bonds		31,477,851	33,513,136
International Notes and Bonds — 0.77%
International Corporate Notes and Bonds — 0.26%
Canada 0.05%
17,593,454	Catalyst Paper Corporation USD11.00% due 10/30/17 (a)(h)(i)	25,160,075	14,470,616
3,924,131	Catalyst Paper Corporation FRN USD10.313% due 09/13/16 (a)(h)(j)(k)	3,345,321	4,022,234
		28,505,396	18,492,850

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds — 0.26% — (continued)
France 0.18%
15,000,000	Emin Leydier SA FRN EUR7.358% due 07/31/16 (a)(f)(h)(k)	$21,437,036	$19,455,000
12,000,000	FINEL EUR9.50% due 06/30/17 (a)(f)(h)	14,495,954	11,673,000
12,050,000	Wendel SA EUR4.375% due 08/09/17	12,134,530	15,921,892
3,500,000	Wendel SA EUR4.875% due 05/26/16	3,097,551	4,729,251
10,000,000	Wendel SA EUR4.875% due 09/21/15 (l)	11,448,989	13,553,132
		62,614,060	65,332,275
Norway 0.03%
5,500,000	Den Norske Bank ASA FRN USD0.813% due 02/28/13 (a)(k)	3,888,750	2,970,000
3,170,000	Den Norske Creditbank FRN USD0.75% due 11/30/12 (a)(k)	2,059,625	1,680,100
3,500,000	Den Norske Creditbank FRN USD0.859% due 02/28/13 (a)(k)	2,610,000	1,802,500
10,000,000	Nordea Bank Norge ASA FRN USD0.938% due 05/21/13 (a)(k)	6,826,750	4,600,000
		15,385,125	11,052,600
Total International Corporate Notes and Bonds		106,504,581	94,877,725
International Government Bonds — 0.51%
Hong Kong 0.26%
732,250,000	Hong Kong Government Bond HKD2.66% due 12/17/12	94,766,599	94,785,897
South Korea 0.07%
25,417,980,000	Inflation Linked Korea Treasury Bond KRW2.75% due 03/10/17 (m)	24,207,126	25,590,494
Taiwan 0.18%
1,826,000,000	Taiwan Government Bond TWD2.375% due 01/16/13	59,391,781	62,712,388
Total International Government Bonds		178,365,506	183,088,779
Total International Notes and Bonds		284,870,087	277,966,504
Total Notes and Bonds		316,347,938	311,479,640
U.S. Treasury Bills — 1.28%
$113,419,000	U.S. Treasury Bill 0.07% due 01/03/13	113,406,099	113,403,575

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Treasury Bills — 1.28% — (continued)
$64,076,000	U.S. Treasury Bill 0.09% due 02/07/13	$64,054,855	$64,056,841
145,489,000	U.S. Treasury Bill 0.10% due 11/29/12	145,478,250	145,478,250
71,596,000	U.S. Treasury Bill 0.10% due 01/24/13	71,580,129	71,580,535
71,596,000	U.S. Treasury Bill 0.11% due 02/21/13	71,571,498	71,570,369
Total U.S. Treasury Bills		466,090,831	466,089,570
Commercial Paper — 17.56%
International Commercial Paper — 6.04%
Australia 0.05%
17,974,000	Telstra Corporation Limited USD0.22% due 12/10/12	17,969,716	17,969,716
Canada 0.15%
26,033,000	Suncor Energy, Inc. USD0.32% due 11/16/12	26,029,529	26,029,529
26,693,000	Suncor Energy, Inc. USD0.36% due 12/17/12	26,681,062	26,681,062
France 0.96%
22,353,000	EI du Pont de Nemours & Company USD0.13% due 11/08/12	22,352,435	22,352,435
34,924,000	GDF Suez SA USD0.21% due 11/05/12	34,923,185	34,923,185
18,018,000	GDF Suez SA USD0.22% due 11/14/12	18,016,569	18,016,569
69,762,000	Sanofi USD0.14% due 11/07/12	69,760,372	69,760,372
32,541,000	Sanofi USD0.14% due 11/13/12	32,539,481	32,539,481
107,291,000	Total SA USD0.13% due 11/15/12	107,285,576	107,285,576
62,586,000	Total SA USD0.14% due 12/18/12	62,574,561	62,574,561
Germany 1.29%
98,556,000	BASF AG USD0.14% due 11/27/12	98,546,035	98,546,035
64,830,000	BASF AG USD0.15% due 12/17/12	64,817,574	64,817,574
34,539,000	BASF AG USD0.15% due 12/18/12	34,532,236	34,532,236

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.04% — (continued)
Germany 1.29% — (continued)
33,788,000	BASF AG USD0.15% due 12/27/12	$33,780,116	$33,780,116
12,736,000	Henkel Corporation USD0.14% due 11/01/12	12,736,000	12,736,000
9,642,000	Henkel Corporation USD0.15% due 11/21/12	9,641,197	9,641,197
47,589,000	Siemens Company USD0.13% due 11/02/12	47,588,828	47,588,828
33,065,000	Siemens Company USD0.13% due 11/13/12	33,063,567	33,063,567
39,115,000	Siemens Company USD0.13% due 11/26/12	39,111,469	39,111,469
48,811,000	Siemens Company USD0.13% due 11/30/12	48,805,888	48,805,888
31,575,000	Siemens Company USD0.15% due 11/02/12	31,574,869	31,574,869
15,919,000	Siemens Company USD0.15% due 12/14/12	15,916,148	15,916,148
Italy 0.48%
11,344,000	Eni S.p.A. USD0.46% due 11/01/12	11,344,000	11,344,000
60,067,000	Eni S.p.A. USD0.58% due 11/05/12	60,063,196	60,063,196
41,909,000	Eni S.p.A. USD0.61% due 11/08/12	41,904,110	41,904,110
62,586,000	Eni S.p.A. USD0.65% due 11/20/12	62,564,860	62,564,860
Japan 0.17%
22,850,000	Mitsubishi Company USD0.23% due 11/09/12	22,848,832	22,848,832
22,158,000	Mitsui & Company Limited USD0.33% due 11/06/12	22,156,985	22,156,985
15,573,000	Mitsui & Company Limited USD0.34% due 11/26/12	15,569,323	15,569,323
Switzerland 0.73%
12,193,000	ABB Limited USD0.20% due 11/13/12	12,192,187	12,192,187
35,798,000	ABB Limited USD0.22% due 12/10/12	35,789,468	35,789,468
26,452,000	ABB Limited USD0.22% due 12/13/12	26,445,211	26,445,211
41,909,000	ABB Limited USD0.22% due 12/14/12	41,897,987	41,897,987

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.04% — (continued)
Switzerland 0.73% — (continued)
15,573,000	Nestlé SA USD0.08% due 12/06/12	$15,571,789	$15,571,789
34,637,000	Nestlé SA USD0.15% due 01/15/13	34,626,176	34,627,714
27,809,000	Nestlé SA USD0.16% due 01/16/13	27,799,607	27,801,386
71,135,000	Nestlé SA USD0.16% due 01/29/13	71,106,862	71,108,324
United Kingdom 2.21%
75,000,000	AstraZeneca PLC USD0.12% due 11/13/12	74,997,000	74,997,000
33,603,000	AstraZeneca PLC USD0.13% due 12/04/12	33,598,996	33,598,996
50,348,000	AstraZeneca PLC USD0.14% due 11/27/12	50,342,909	50,342,909
28,998,000	AstraZeneca PLC USD0.14% due 12/11/12	28,993,489	28,993,489
52,387,000	AstraZeneca PLC USD0.14% due 12/18/12	52,377,425	52,377,425
43,961,000	AstraZeneca PLC USD0.15% due 11/05/12	43,960,267	43,960,267
17,884,000	AstraZeneca PLC USD0.15% due 11/14/12	17,883,031	17,883,031
22,794,000	AstraZeneca PLC USD0.15% due 11/16/12	22,792,575	22,792,575
36,848,000	AstraZeneca PLC USD0.16% due 01/22/13	36,834,571	36,825,232
71,596,000	AstraZeneca PLC USD0.16% due 01/29/13	71,567,680	71,545,883
57,915,000	GlaxoSmithKline PLC USD0.12% due 11/01/12	57,915,000	57,915,000
47,496,000	GlaxoSmithKline PLC USD0.12% due 11/05/12	47,495,367	47,495,367
62,684,000	GlaxoSmithKline PLC USD0.12% due 11/08/12	62,682,537	62,682,537
112,739,000	GlaxoSmithKline PLC USD0.12% due 11/09/12	112,735,994	112,735,994
71,388,000	GlaxoSmithKline PLC USD0.12% due 11/15/12	71,384,668	71,384,668
19,155,000	Reed Elsevier, Inc. USD0.40% due 11/19/12	19,151,265	19,151,265
Total International Commercial Paper		2,194,839,780	2,194,813,423

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.52%
$45,373,000	Apache Corporation 0.41% due 11/01/12	$45,373,000	$45,373,000
13,215,000	Apache Corporation 0.45% due 11/08/12	13,213,869	13,213,869
39,379,000	AutoZone, Inc. 0.38% due 11/09/12	39,375,762	39,375,762
33,366,000	Campbell Soup Company 0.19% due 11/14/12	33,363,711	33,363,711
108,781,000	Chevron Corporation 0.09% due 11/01/12	108,781,000	108,781,000
42,079,000	Chevron Corporation 0.11% due 11/09/12	42,077,971	42,077,971
33,381,000	Chevron Corporation 0.11% due 11/16/12	33,379,470	33,379,470
35,798,000	Chevron Corporation 0.12% due 01/02/13	35,790,602	35,783,280
60,965,000	Chevron Corporation 0.13% due 01/08/13	60,950,030	60,936,371
59,764,000	Chevron Corporation 0.13% due 01/16/13	59,747,598	59,731,022
28,949,000	Chevron Corporation 0.14% due 12/03/12	28,945,397	28,945,397
34,637,000	Church & Dwight Company, Inc. 0.43% due 11/02/12	34,636,596	34,636,596
18,624,000	Coca-Cola Company 0.17% due 11/16/12	18,622,681	18,622,681
17,534,000	Coca-Cola Company 0.18% due 11/29/12	17,531,545	17,531,545
69,273,000	Coca-Cola Company 0.18% due 01/28/13	69,242,520	69,242,513
63,529,000	Coca-Cola Company 0.19% due 01/10/13	63,505,530	63,510,456
62,291,000	Coca-Cola Company 0.20% due 01/24/13	62,261,931	62,265,704
45,050,000	Coca-Cola Company 0.20% due 02/07/13	45,025,473	45,026,214
26,950,000	Coca-Cola Company 0.21% due 12/10/12	26,943,869	26,943,869
24,770,000	Coca-Cola Company 0.21% due 12/11/12	24,764,220	24,764,220
54,391,000	Coca-Cola Company 0.21% due 12/19/12	54,375,771	54,375,771
24,947,000	ConocoPhillips 0.15% due 11/20/12	24,945,025	24,945,025

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.52% — (continued)
$26,901,000	ConocoPhillips 0.16% due 11/06/12	$26,900,402	$26,900,402
30,327,000	ConocoPhillips 0.19% due 01/18/13	30,314,515	30,316,219
14,082,000	ConocoPhillips 0.22% due 11/21/12	14,080,279	14,080,279
26,693,000	Dell, Inc. 0.14% due 11/16/12	26,691,443	26,691,443
4,991,000	Devon Energy Corporation 0.30% due 11/01/12	4,991,000	4,991,000
48,425,000	Devon Energy Corporation 0.30% due 11/02/12	48,424,597	48,424,597
18,627,000	Devon Energy Corporation 0.30% due 11/08/12	18,625,913	18,625,913
15,788,000	Devon Energy Corporation 0.32% due 11/09/12	15,786,877	15,786,877
83,894,000	Devon Energy Corporation 0.32% due 11/19/12	83,880,577	83,880,577
23,219,000	Devon Energy Corporation 0.35% due 01/03/13	23,205,185	23,203,134
18,314,000	Emerson Electric Company 0.12% due 11/27/12	18,312,413	18,312,413
23,649,000	Emerson Electric Company 0.12% due 11/28/12	23,646,872	23,646,872
31,293,000	Emerson Electric Company 0.12% due 12/27/12	31,287,159	31,287,159
21,041,000	Emerson Electric Company 0.14% due 11/13/12	21,040,018	21,040,018
22,411,000	Emerson Electric Company 0.14% due 11/14/12	22,409,867	22,409,867
48,865,000	Emerson Electric Company 0.15% due 01/23/13	48,848,101	48,845,615
16,626,000	General Mills, Inc. 0.27% due 11/16/12	16,624,130	16,624,130
15,919,000	General Mills, Inc. 0.29% due 11/26/12	15,915,794	15,915,794
40,668,000	Google, Inc. 0.09% due 11/02/12	40,667,898	40,667,898
49,274,000	Google, Inc. 0.09% due 11/13/12	49,272,522	49,272,522
29,610,000	Google, Inc. 0.10% due 12/03/12	29,607,368	29,607,368
20,213,000	Google, Inc. 0.12% due 11/20/12	20,211,720	20,211,720

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.52% — (continued)
$39,049,000	Google, Inc. 0.12% due 12/05/12	$39,044,574	$39,044,574
74,769,000	H.J. Heinz Company Limited 0.36% due 01/23/13	74,708,666	74,710,030
48,603,000	Johnson & Johnson 0.10% due 11/01/12	48,603,000	48,603,000
64,283,000	Johnson & Johnson 0.10% due 12/03/12	64,277,286	64,277,286
73,697,000	Johnson & Johnson 0.10% due 12/04/12	73,690,244	73,690,244
37,917,000	Johnson & Johnson 0.10% due 12/05/12	37,913,419	37,913,419
66,978,000	Johnson & Johnson 0.11% due 01/07/13	66,964,288	66,963,707
68,830,000	Johnson & Johnson 0.11% due 01/09/13	68,815,488	68,814,341
30,030,000	Kinder Morgan, Inc. 0.44% due 11/07/12	30,027,848	30,027,848
34,637,000	McDonald's Corporation 0.11% due 11/14/12	34,635,624	34,635,624
20,034,000	McDonald's Corporation 0.15% due 12/10/12	20,030,745	20,030,745
19,110,000	Medtronic, Inc. 0.14% due 01/25/13	19,103,683	19,098,891
44,162,000	Medtronic, Inc. 0.15% due 12/13/12	44,154,272	44,154,272
86,353,000	Medtronic, Inc. 0.16% due 01/03/13	86,328,821	86,321,274
36,848,000	Merck & Company, Inc. 0.11% due 11/26/12	36,845,185	36,845,185
12,736,000	Merck & Company, Inc. 0.13% due 12/05/12	12,734,436	12,734,436
110,692,000	Merck & Company, Inc. 0.13% due 12/12/12	110,675,611	110,675,611
32,166,000	Parker-Hannifin Corporation 0.13% due 11/06/12	32,165,419	32,165,419
32,766,000	Philip Morris International, Inc. 0.08% due 11/14/12	32,765,053	32,765,053
37,542,000	Philip Morris International, Inc. 0.09% due 11/08/12	37,541,343	37,541,343
21,524,000	Philip Morris International, Inc. 0.11% due 11/20/12	21,522,750	21,522,750
34,637,000	Philip Morris International, Inc. 0.13% due 11/16/12	34,635,124	34,635,124

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.52% — (continued)
$34,924,000	Praxair, Inc. 0.10% due 11/15/12	$34,922,642	$34,922,642
42,304,000	Praxair, Inc. 0.11% due 11/07/12	42,303,224	42,303,224
31,999,000	Precision Castparts Corporation 0.15% due 11/02/12	31,998,867	31,998,867
41,296,000	Precision Castparts Corporation 0.19% due 12/20/12	41,285,320	41,285,320
18,149,000	Precision Castparts Corporation 0.20% due 11/01/12	18,149,000	18,149,000
52,387,000	Proctor & Gamble Company 0.12% due 11/09/12	52,385,603	52,385,603
49,149,000	Proctor & Gamble Company 0.13% due 11/19/12	49,145,805	49,145,805
41,909,000	Stanley Black & Decker Inc. 0.31% due 11/06/12	41,907,196	41,907,196
36,579,000	Stanley Black & Decker Inc. 0.33% due 11/06/12	36,577,323	36,577,323
12,830,000	Stanley Black & Decker Inc. 0.33% due 11/07/12	12,829,294	12,829,294
103,624,000	United Healthcare Company 0.35% due 11/05/12	103,619,970	103,619,970
24,917,000	United Parcel Service, Inc. 0.04% due 11/19/12	24,916,502	24,916,502
32,038,000	United Parcel Service, Inc. 0.05% due 12/05/12	32,036,487	32,036,487
69,848,000	United Technologies Corporation 0.13% due 11/20/12	69,843,208	69,843,208
49,597,000	United Technologies Corporation 0.13% due 11/26/12	49,592,523	49,592,523
45,622,000	United Technologies Corporation 0.13% due 11/28/12	45,617,552	45,617,552
13,407,000	United Technologies Corporation 0.13% due 12/05/12	13,405,354	13,405,354
23,240,000	United Technologies Corporation 0.15% due 11/08/12	23,239,322	23,239,322
25,823,000	United Technologies Corporation 0.15% due 11/28/12	25,820,095	25,820,095
48,084,000	Verizon Communications, Inc. 0.33% due 11/13/12	48,078,711	48,078,711
17,194,000	Verizon Communications, Inc. 0.36% due 11/13/12	17,191,994	17,191,994
43,273,000	Verizon Communications, Inc. 0.36% due 12/04/12	43,259,117	43,259,117

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 11.52% — (continued)
$17,870,000	Verizon Communications, Inc. 0.36% due 12/05/12	$17,864,093	$17,864,093
12,742,000	Verizon Communications, Inc. 0.36% due 12/10/12	12,737,169	12,737,169
14,902,000	Verizon Communications, Inc. 0.39% due 12/13/12	14,895,393	14,895,393
48,059,000	Verizon Communications, Inc. 0.39% due 12/14/12	48,037,187	48,037,187
24,041,000	Verizon Communications, Inc. 0.42% due 12/06/12	24,031,417	24,031,417
24,430,000	Verizon Communications, Inc. 0.42% due 12/11/12	24,418,871	24,418,871
13,960,000	Verizon Communications, Inc. 0.42% due 12/12/12	13,953,481	13,953,481
78,232,000	Wal-Mart Stores, Inc. 0.11% due 11/06/12	78,230,805	78,230,805
45,305,000	Wal-Mart Stores, Inc. 0.12% due 11/05/12	45,304,396	45,304,396
70,832,000	Wal-Mart Stores, Inc. 0.12% due 11/16/12	70,828,458	70,828,458
31,478,000	Walt Disney Company 0.12% due 11/14/12	31,476,636	31,476,636
74,599,000	Walt Disney Company 0.12% due 12/20/12	74,586,816	74,586,816
73,014,000	Walt Disney Company 0.13% due 12/28/12	72,998,971	72,998,971
38,847,000	Walt Disney Company 0.14% due 12/13/12	38,840,655	38,840,655
31,478,000	Walt Disney Company 0.15% due 12/17/12	31,471,967	31,471,967
62,955,000	Walt Disney Company 0.15% due 12/21/12	62,941,884	62,941,884
12,656,000	WellPoint, Inc. 0.25% due 01/14/13	12,649,496	12,647,562
17,318,000	WellPoint, Inc. 0.25% due 01/16/13	17,308,860	17,305,999
35,050,000	WellPoint, Inc. 0.41% due 12/03/12	35,037,538	35,037,538
Total U.S. Commercial Paper		4,186,520,302	4,186,471,847
Total Commercial Paper		6,381,360,082	6,381,285,270
Total Investment Portfolio Excluding Options Written — 100.40%		$31,209,839,083	$36,488,670,849

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (0.01)%
16,710	KLA-Tencor Corporation	$55.00	January 2013	$(334,200)
15,221	Phillips 66	49.00	November 2012	(1,217,680)
Total Covered Call Options Written (Premiums Received: $6,108,142)				(1,551,880)
Total Investments — 100.39% (Cost: $31,203,730,941)				36,487,118,969
Liabilities in Excess of Other Assets — (0.39)%				(143,504,547)
Net Assets — 100.00%				$36,343,614,422

  (a)  Security is deemed illiquid. At October 31, 2012, the value of these securities amounted to $104,152,681 or 0.29% of net assets.

  (b)  Non-income producing security/commodity.

  (c)  At October 31, 2012, all or a portion of this security was segregated to cover collateral requirement for options.

  (d)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (e)  Represents variable voting shares.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $41,849,439 or 0.12% of net assets.

  (g)  Represents non-voting class of shares.

    Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (h)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2012, the value of these securities amounted to $56,282,738 or 0.14% of net assets.

  (i)  Payment-in-kind security.

  (j)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (k)  Floating rate security. Rate shown is the rate in effect at October 31, 2012.

  (l)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  (m)  Inflation protected security.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

At October 31, 2012, aggregate cost for federal income tax purposes, was $31,525,861,831. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,685,944,338
Gross unrealized depreciation	(1,724,687,200)
Net unrealized appreciation	$4,961,257,138

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

KRW  — South Korean Won

TWD  — Taiwan Dollar

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$17,346	$1.05
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	25,160,075	0.82
Catalyst Paper Corporation FRN 10.313% due 09/13/16	08/31/12	3,345,321	1.02
Emin Leydier SA FRN 7.358% due 07/31/16	07/30/09	21,437,036	1.30
FINEL 9.50% due 06/30/17	06/22/05	14,495,954	0.97
FINEL	07/30/09	—	0.47
Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2012	UNREALIZED APPRECIATION AT OCTOBER 31, 2012	UNREALIZED DEPRECIATION AT OCTOBER 31, 2012
01/16/13	235,489,000	Euro	$290,567,838	$305,621,016	$—	$(15,053,178)
02/20/13	334,273,000	Euro	417,024,977	433,914,221	—	(16,889,244)
03/21/13	228,250,000	Euro	288,606,148	296,443,818	—	(7,837,670)
04/17/13	86,649,000	Euro	111,909,783	112,565,470	—	(655,687)
12/12/12	51,309,629,000	Japanese Yen	645,012,462	642,735,770	2,276,692	—
02/20/13	97,544,102,000	Japanese Yen	1,237,773,057	1,222,776,951	14,996,106	—
03/21/13	35,204,492,000	Japanese Yen	447,143,372	441,522,690	5,620,682	—
04/17/13	33,255,587,000	Japanese Yen	425,794,142	417,204,903	8,589,239	—
			$3,863,831,779	$3,872,784,839	$31,482,719	$(40,435,779)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2012	MARKET VALUE OCTOBER 31, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Alliant Techsystems, Inc.	3,337,753	300,494	—	3,638,247	$208,435,171	$—	$2,705,451
Ariake Japan Company Limited*	1,725,100	—	454,100	1,271,000	27,091,321	938,571	700,755
Berkeley Group Holdings PLC	9,342,277	—	—	9,342,277	229,408,505	—	—
Blount International, Inc.*	7,574,592		5,459,291	2,115,301	27,985,432	15,569,837	—
Catalyst Paper Corporation	—	1,008,427	—	1,008,427	1,058,848	—	—
Chofu Seisakusho Company Limited	3,526,280	—	—	3,526,280	81,124,313	—	1,248,075
Cincinnati Financial Corporation	9,542,046	—	1,030,895	8,511,151	339,084,256	11,650,013	15,211,870
Cintas Corporation	13,051,511	—	—	13,051,511	545,683,675	—	7,047,816
City e-Solutions Limited	20,738,780	—	—	20,738,780	1,859,764	—	—
Deltic Timber Corporation	1,258,500	—	9,118	1,249,382	84,783,063	147,613	377,550
FINEL	12,000,000	—	—	12,000,000	5,603,040	—	—
Guyenne et Gascogne SA*	956,044		956,044	—	—	—	7,267,009
Hirose Electric Company Limited	2,318,500	—	—	2,318,500	247,964,809	—	3,372,549
IDACorp, Inc.	3,760,485	—	—	3,760,485	168,168,889	—	4,851,026
Meitec Corporation*	2,719,100		1,563,280	1,155,820	25,446,857	(12,562,997)	1,259,531
Mills Music Trust	34,924	—	1,032	33,892	1,267,561	2,054	88,323
MISUMI Group, Inc.	12,811,860	—	—	12,811,860	314,319,771	—	5,476,826
Namyang Dairy Products Company Limited	39,989	—	—	39,989	34,650,289	—	28,894
Neopost SA	2,044,437	—	—	2,044,437	111,991,799	—	8,596,524

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2012	MARKET VALUE OCTOBER 31, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
NSC Groupe	69,500	—	—	69,500	$5,850,184	$—	$281,134
Robertet SA	157,260	—	—	157,260	26,311,643	—	455,651
Sabeton SA	385,000	—	—	385,000	6,141,944	—	89,785
San Juan Basin Royalty Trust	3,975,644	—	67,609	3,908,035	54,751,570	(1,199,360)	3,816,725
Scotts Miracle-Gro Company	591,920	3,580,657	—	4,172,577	178,628,021	—	3,573,888
Shimano, Inc.	7,609,390	—	639,700	6,969,690	439,042,463	14,887,449	6,096,943
Société Télévision Francaise 1	11,533,583	342,719	72,940	11,803,362	101,483,102	(633,504)	7,300,138
Sucrière de Pithiviers- Le-Vieil*	63,019		63,019	—	—	105,965,690	—
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	65,167,401	—	1,501,115
Total					$3,333,303,691	$134,765,366	$81,347,578

  *  Represents an unaffiliated issuer as of October 31, 2012, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	2.78%
Consumer Staples	2.91
Energy	2.46
Financials	8.88
Health Care	0.96
Industrials	4.80
Information Technology	7.54
Materials	1.94
Utilities	2.18
Total U.S. Common Stocks	34.45

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	5.09%
Consumer Staples	3.81
Energy	2.30
Financials	5.42
Health Care	3.58
Industrials	7.09
Information Technology	3.89
Materials	7.66
Telecommunication Services	1.38
Utilities	0.43
Total International Common Stocks	40.65
International Preferred Stocks
Consumer Discretionary	0.32
Information Technology	0.12
Total International Preferred Stocks	0.44
Warrant	0.18
Commodity	4.98
U.S. Corporate Bonds
Consumer Discretionary	0.09
Total U.S. Corporate Bonds	0.09
International Notes and Bonds
Financials	0.16
Government Issues	0.51
Materials	0.10
Total International Notes and Bonds	0.77
U.S. Treasury Bills	1.28

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Commercial Paper
International Commercial Paper	6.04%
U.S. Commercial Paper	11.52
Total Commercial Paper	17.56
Covered Call Options Written	(0.01)
Total Investments	100.39%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund Overview | Data as of October 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	5.06%	2.57%	13.03%
with sales load	–0.18	1.52	12.45
MSCI EAFE Index	4.61	–5.81	7.73
Consumer Price Index	2.16	2.05	2.46

Asset Allocation*

Countries**
Japan	27.23%
France	8.23
United States	6.33
Germany	5.07
Canada	4.31
Switzerland	3.51
United Kingdom	2.67
Mexico	2.59
South Korea	2.47
Singapore	2.28
Thailand	2.09
Hong Kong	1.55
South Africa	1.11
Netherlands	1.06
Austria	1.04
Sweden	0.86
Australia	0.75
Spain	0.70
Bermuda	0.65
Greece	0.63
Malaysia	0.58
Ireland	0.58
Norway	0.57
Taiwan	0.55
Belgium	0.41
Italy	0.40
Israel	0.40
Turkey	0.23

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 22 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	5.99%
Secom Company Limited (Japanese security services provider)	1.87
Fanuc Corporation (Japanese automated machine tools manufacturer)	1.84
Shimano, Inc. (Japanese bicycle parts manufacturer)	1.77
Keyence Corporation (Japanese sensors manufacturer)	1.76
HeidelbergCement AG (German cement company)	1.69
SMC Corporation (Japanese automated control devices manufacturer)	1.66
Grupo Televisa S.A.B., ADR (Mexican media company)	1.59
Agnico-Eagle Mines Limited (Canadian gold mining company)	1.49
Nestlé SA (Swiss food and nutrition company)	1.46
Total	21.12%

  *  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 70.33%
International Common Stocks — 70.00%
Australia 0.75%
3,089,899	Newcrest Mining Limited	$101,305,087	$84,773,400
Austria 1.03%
2,047,932	OMV AG	83,876,284	74,903,934
5,915,786	Wienerberger AG (a)	88,605,267	42,445,790
		172,481,551	117,349,724
Belgium 0.41%
558,821	Groupe Bruxelles Lambert SA	41,955,690	41,284,087
57,420	Sofina SA	4,474,251	4,878,030
		46,429,941	46,162,117
Bermuda 0.65%
1,192,400	Jardine Matheson Holdings Limited	38,970,319	73,451,840
Canada 4.10%
3,000,311	Agnico-Eagle Mines Limited	105,249,766	169,238,309
2,473,097	Cenovus Energy, Inc.	55,777,614	87,325,055
6,044,695	Penn West Petroleum Limited	108,406,936	78,520,588
1,753,368	Nexen, Inc.	27,495,899	41,905,495
832,760	Potash Corporation of Saskatchewan, Inc.	33,698,719	33,618,521
690,927	Cogeco Cable, Inc.	28,978,874	26,373,686
1,100,050	EnCana Corporation	14,298,775	24,806,128
875,938	Postmedia Network Canada Corporation (b)(c)(d)	5,591,396	1,752,402
1,217,500	Catalyst Paper Corporation (a)(b)(c)(e)	21,436	1,278,375
		379,519,415	464,818,559
France 8.01%
1,660,633	Sanofi	135,351,026	146,073,501
1,472,625	Sodexo	40,712,418	113,396,384
2,216,680	Total SA	121,387,550	111,608,822
4,285,607	Bouygues SA	168,464,325	103,136,714
4,130,173	Carrefour SA	132,598,775	99,851,396
5,931,165	Société Télévision Francaise 1	93,465,134	50,995,049
558,938	Laurent-Perrier (a)	19,851,603	47,701,224
827,900	Neopost SA	44,073,366	45,351,366
505,501	Wendel SA	10,862,584	44,576,611
235,837	Robertet SA (a)(c)	20,591,063	39,458,597
51,500	Robertet SA CI (b)(c)(f)(g)	2,151,628	6,238,700

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.00% — (continued)
France 8.01% — (continued)
896,416	Fregate (a)(b)(e)(f)	$23,119,325	$25,252,792
514,850	Legrand SA	16,026,208	19,845,841
364,373	Gaumont SA	21,698,753	18,662,650
442,830	Société Foncière Financière et de Participations	29,139,582	15,702,743
146,562	BioMerieux	11,367,766	14,199,792
11,593,581	FINEL (a)(b)(c)(e)(f)(h)	9,166,547	5,413,275
100,000	Sabeton SA (c)	1,463,142	1,595,310
		901,490,795	909,060,767
Germany 4.28%
3,619,240	HeidelbergCement AG	200,929,134	191,943,974
7,285,662	Deutsche Wohnen AG	77,645,322	133,615,985
1,913,346	Daimler AG	90,981,705	89,399,994
2,198,673	Hamburger Hafen und Logistik AG	70,127,833	53,426,206
296,503	Fraport AG	8,930,449	17,397,694
		448,614,443	485,783,853
Greece 0.62%
10,722,438	Jumbo SA (a)	60,030,796	70,925,713
Hong Kong 0.91%
7,806,340	Guoco Group Limited	57,283,838	72,119,113
8,166,100	Hopewell Holdings Limited	11,153,124	29,555,442
10,851,720	City e-Solutions Limited (b)(c)	323,358	973,135
210,000	Great Eagle Holdings Limited	649,595	621,859
		69,409,915	103,269,549
Ireland 0.58%
3,525,364	CRH PLC	60,343,070	65,637,480
Israel 0.40%
3,627,690	Israel Chemicals Limited	37,500,950	45,379,389
Italy 0.40%
7,315,306	Italcementi S.p.A. RSP	87,341,485	18,691,266
1,197,736	Italmobiliare S.p.A. RSP (c)	50,324,930	13,126,768
168,142	Italmobiliare S.p.A. (c)	19,250,153	2,590,792
1,385,400	Recordati S.p.A.	9,200,042	11,095,634
		166,116,610	45,504,460
Japan 27.17%
4,170,700	Secom Company Limited	178,984,614	212,321,797
1,309,840	Fanuc Corporation	119,983,748	208,491,752

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.00% — (continued)
Japan 27.17% — (continued)
3,184,470	Shimano, Inc.	$46,710,828	$200,599,676
753,300	Keyence Corporation	138,894,513	199,810,820
1,193,590	SMC Corporation	153,637,312	188,044,611
2,105,700	KDDI Corporation	134,141,915	163,498,309
3,260,440	Astellas Pharma, Inc.	133,084,592	161,899,118
7,316,700	NKSJ Holdings, Inc.	201,780,857	133,322,461
7,730,800	MS&AD Insurance Group Holdings	179,151,117	130,992,767
5,910,230	Hoya Corporation	128,298,187	119,610,917
1,936,000	Ono Pharmaceutical Company Limited	74,685,086	116,863,118
1,050,800	Hirose Electric Company Limited	115,774,722	112,383,619
5,571,150	Mitsubishi Estate Company Limited	83,913,152	110,167,137
4,092,170	MISUMI Group, Inc.	70,195,915	100,395,254
2,150,230	Nissin Foods Holdings Company Limited	76,236,479	81,323,664
3,498,960	Nomura Research Institute Limited	68,063,992	74,273,478
6,832,730	Kansai Paint Company Limited	53,674,114	73,504,259
2,035,070	Canon, Inc.	97,083,761	65,703,325
2,485,480	Daiichikosho Company Limited	27,081,143	61,475,554
2,657,590	Nitto Kohki Company Limited (a)	46,435,145	60,041,232
2,023,800	Chofu Seisakusho Company Limited (a)	33,120,144	46,558,805
6,577,300	Japan Wool Textile Company Limited (a)	49,871,284	45,139,141
793,980	Shin-Etsu Chemical Company Limited	37,295,453	44,745,272
3,206,911	T. Hasegawa Company Limited (a)	43,073,853	40,603,469
1,966,300	THK Company Limited	31,346,808	32,677,271
21,981	NTT DoCoMo, Inc.	33,331,355	32,290,185
2,013,324	Nagaileben Company Limited (a)	19,961,972	29,550,604
1,286,140	As One Corporation (a)	26,246,127	26,592,575
2,184,600	Seikagaku Corporation	17,648,500	25,033,300
1,157,100	Ariake Japan Company Limited	23,845,406	24,663,547
2,535,900	Yomeishu Seizo Company Limited (a)	22,847,623	22,389,599
508,106	SK Kaken Company Limited	9,470,131	21,762,336
2,068,330	Maezawa Kasei Industries Company Limited (a)	31,939,631	21,576,943
974,746	Matsumoto Yushi-Seiyaku Company Limited (a)(b)	23,757,005	21,118,480
1,549,790	OSG Corporation	17,248,953	20,282,161

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.00% — (continued)
Japan 27.17% — (continued)
493,250	Mandom Corporation	$6,249,764	$13,021,553
2,387,843	TOMONY Holdings, Inc.	16,083,861	10,017,876
407,257	Meitec Corporation	11,586,523	8,966,284
765,880	Chudenko Corporation	11,647,223	6,819,545
1,305,700	Shingakukai Company Limited (a)	9,219,145	4,643,942
811,490	Sansei Yusoki Company Limited	6,041,923	3,678,890
140,500	Icom, Inc.	2,879,282	2,934,928
486,300	Asahi Broadcasting Corporation	2,159,349	2,630,953
410,170	Okumura Corporation	1,937,299	1,320,147
		2,616,619,806	3,083,740,674
Malaysia 0.58%
55,981,850	Genting Malaysia Berhad	48,153,235	65,979,922
Mexico 2.58%
7,987,622	Grupo Televisa S.A.B., ADR	158,160,868	180,520,257
2,246,692	Industrias Peñoles S.A.B. de C.V.	1,833,690	112,533,036
		159,994,558	293,053,293
Netherlands 1.05%
539,055	HAL Trust	18,095,972	62,364,569
4,441,109	TNT Express NV	49,251,096	46,806,723
2,625,301	PostNL NV (c)	24,654,873	10,358,057
		92,001,941	119,529,349
Norway 0.57%
8,230,541	Orkla ASA	58,334,500	65,097,226
Singapore 2.28%
23,192,830	Haw Par Corporation Limited (a)	76,875,317	123,968,890
70,167,015	ComfortDelGro Corporation Limited	68,385,814	97,214,507
16,373,450	Singapore Airport Terminal Services Limited	18,528,182	37,450,340
		163,789,313	258,633,737
South Africa 1.11%
7,868,291	Gold Fields Limited, ADR	99,463,345	98,432,320
3,275,059	Harmony Gold Mining Company Limited, ADR	30,822,097	27,182,990
		130,285,442	125,615,310
South Korea 2.09%
1,318,522	KT&G Corporation	70,025,885	100,466,879
35,325	Lotte Confectionery Company Limited	12,445,892	50,885,361

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 70.00% — (continued)
South Korea 2.09% — (continued)
186,884	Nong Shim Company Limited	$43,886,371	$44,210,593
872,463	Fursys, Inc. (a)	10,110,166	21,759,576
22,950	Namyang Dairy Products Company Limited	4,912,653	19,886,072
		141,380,967	237,208,481
Spain 0.70%
1,688,700	Red Electrica Corporation SA	84,248,760	79,232,075
Sweden 0.86%
3,013,030	Investor AB, Class 'A'	59,333,861	64,435,492
1,515,198	Investor AB, Class 'B'	29,407,014	33,455,349
		88,740,875	97,890,841
Switzerland 3.51%
2,610,500	Nestlé SA	79,226,015	165,777,199
2,196,591	Pargesa Holding SA	115,479,876	148,225,342
193,016	Rieter Holding AG	26,177,079	30,757,291
707	Lindt & Spruengli AG	4,541,472	25,745,694
137,452	Kuehne & Nagel International AG	1,733,811	16,054,405
225,026	Autoneum Holding AG (c)	12,062,900	11,485,236
		239,221,153	398,045,167
Taiwan 0.38%
20,184,980	Taiwan Secom Company Limited	32,105,415	42,978,374
Thailand 2.09%
399,038,785	Thai Beverage PCL	68,219,877	142,303,551
15,684,559	Bangkok Bank PCL, NVDR	55,374,274	90,576,409
250,000	OHTL PCL (b)	1,152,072	3,915,172
		124,746,223	236,795,132
Turkey 0.23%
3,205,889	Yazicilar Holding AS	21,541,251	25,647,112
United Kingdom 2.66%
20,894,498	WM Morrison Supermarkets PLC	94,636,856	90,312,274
3,995,640	GlaxoSmithKline PLC	76,140,895	89,381,646
3,378,628	Berkeley Group Holdings PLC (c)	41,275,902	82,965,427
1,295,388	Anglo American PLC	32,786,526	39,772,306
		244,840,179	302,431,653
Total International Common Stocks		6,728,216,510	7,943,995,197

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stock — 0.33%
Materials 0.33%
691,883	Newmont Mining Corporation	$17,601,872	$37,742,218
Total Common Stock		6,745,818,382	7,981,737,415
International Preferred Stocks — 1.04%
Germany 0.67%
1,160,182	Hornbach Holding AG	39,421,559	75,854,755
South Korea 0.37%
49,849	Samsung Electronics Company Limited	5,935,293	36,200,631
27,183	Namyang Dairy Products Company Limited	387,445	5,819,943
		6,322,738	42,020,574
Total International Preferred Stocks		45,744,297	117,875,329
OUNCES
Commodity — 5.99%
394,744	Gold bullion (c)	199,148,724	679,473,229
PRINCIPAL
Term Loans — 0.11%
Germany 0.11%
218,754 CAD	Pfleiderer AG Revolving Credit Facility 1A 6.60% due 06/30/17 (b)(i)	169,837	131,459
701,307 EUR	Pfleiderer AG Revolving Credit Facility 1A 6.10% due 06/30/17 (b)(i)	760,512	421,445
1,299,726 USD	Pfleiderer AG Revolving Credit Facility 1A 5.83% due 06/30/17 (b)(i)	994,175	781,061
250,160 CAD	Pfleiderer AG Revolving Credit Facility 2A 6.60% due 06/30/17 (b)(i)	194,220	150,332
168,813 EUR	Pfleiderer AG Revolving Credit Facility 2A 6.10% due 06/30/17 (b)(i)	179,165	101,447
1,076,176 USD	Pfleiderer AG Revolving Credit Facility 2A 5.83% due 06/30/17 (b)(i)	823,179	646,721
1,976,466 EUR	Pfleiderer AG Term Facility 1A 7.36% due 06/30/17 (b)(i)	2,063,186	1,187,743
2,488,890 CAD	Pfleiderer AG Term Facility 2A 7.35% due 06/30/17 (b)(i)	1,932,514	1,495,681
10,000,000 EUR	Pfleiderer AG Term Loan 6.68% due 01/07/13 (b)(i)	13,461,241	6,009,429

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Germany 0.11% — (continued)
1,292,659 EUR	Pfleiderer AG Term Loan B due 05/12/18 (b)(c)(i)	$1,805,127	$1,546,644
Total Term Loans		22,383,156	12,471,962
International Bonds — 1.22%
International Corporate Bonds — 0.41%
Canada 0.20%
33,554,000 USD	Catalyst Paper Corporation 7.375% due 03/01/14 (b)(i)	24,961,832	1,006,620
21,221,754 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (b)(e)(j)	30,984,846	17,454,893
4,703,166 USD	Catalyst Paper Corporation FRN 10.313% due 09/13/16 (b)(e)(k)(l)	4,009,448	4,820,745
		59,956,126	23,282,258
France 0.21%
10,000,000 EUR	Emin Leydier SA FRN 7.358% due 07/31/16 (b)(e)(f)(l)	14,285,831	12,970,000
8,000,000 EUR	FINEL 9.50% due 06/30/17 (b)(e)(f)	9,659,548	7,782,000
1,950,000 EUR	Wendel SA 4.875% due 09/21/15 (m)	1,860,335	2,642,861
		25,805,714	23,394,861
Total International Corporate Bonds		85,761,840	46,677,119
International Government Bonds — 0.81%
Hong Kong 0.64%
415,700,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	53,693,180	53,810,170
145,500,000 HKD	Hong Kong Government Bond 4.49% due 11/26/12	18,715,907	18,832,104
		72,409,087	72,642,274
Taiwan 0.17%
574,500,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	17,949,383	19,730,705
Total International Government Bonds		90,358,470	92,372,979
Total International Bonds		176,120,310	139,050,098
U.S. Treasury Bills — 1.49%
$49,589,000	U.S. Treasury Bill 0.07% due 01/03/13	49,583,360	49,582,256

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Treasury Bills — 1.49% — (continued)
$28,939,000	U.S. Treasury Bill 0.09% due 02/07/13	$28,931,910	$28,930,347
61,559,000	U.S. Treasury Bill 0.10% due 11/29/12	61,554,451	61,554,451
14,297,000	U.S. Treasury Bill 0.10% due 01/24/13	14,293,831	14,293,912
14,297,000	U.S. Treasury Bill 0.11% due 02/21/13	14,292,107	14,291,882
Total U.S. Treasury Bills		168,655,659	168,652,848
Commercial Paper — 19.63%
International Commercial Paper — 6.60%
Australia 0.06%
6,524,000 USD	Telstra Corporation Limited 0.22% due 12/10/12	6,522,445	6,522,445
Canada 0.15%
7,955,000 USD	Suncor Energy, Inc. 0.32% due 11/16/12	7,953,939	7,953,939
9,084,000 USD	Suncor Energy, Inc. 0.36% due 12/17/12	9,079,938	9,079,938
France 1.12%
7,647,000 USD	EI du Pont de Nemours & Company 0.13% due 11/08/12	7,646,807	7,646,807
13,305,000 USD	GDF Suez SA 0.21% due 11/05/12	13,304,689	13,304,689
6,132,000 USD	GDF Suez SA 0.22% due 11/14/12	6,131,513	6,131,513
29,287,000 USD	Sanofi 0.14% due 11/07/12	29,286,317	29,286,317
9,944,000 USD	Sanofi 0.14% due 11/13/12	9,943,536	9,943,536
38,445,000 USD	Total SA 0.13% due 11/15/12	38,443,056	38,443,056
22,643,000 USD	Total SA 0.14% due 12/18/12	22,638,861	22,638,861
Germany 1.40%
34,987,000	BASF AG USD0.14% due 11/27/12	34,983,462	34,983,462
23,379,000	BASF AG USD0.15% due 12/17/12	23,374,519	23,374,519
10,886,000	BASF AG USD0.15% due 12/18/12	10,883,868	10,883,868

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.60% — (continued)
Germany 1.40% — (continued)
10,650,000 USD	BASF AG 0.15% due 12/27/12	$10,647,515	$10,647,515
4,753,000 USD	Henkel Corporation 0.14% due 11/01/12	4,753,000	4,753,000
3,914,000 USD	Henkel Corporation 0.15% due 11/21/12	3,913,674	3,913,674
13,616,000 USD	Siemens Company 0.13% due 11/02/12	13,615,951	13,615,951
10,465,000 USD	Siemens Company 0.13% due 11/13/12	10,464,547	10,464,547
18,807,000 USD	Siemens Company 0.13% due 11/26/12	18,805,302	18,805,302
10,077,000 USD	Siemens Company 0.13% due 11/30/12	10,075,945	10,075,945
11,704,000 USD	Siemens Company 0.15% due 11/02/12	11,703,951	11,703,951
5,942,000 USD	Siemens Company 0.15% due 12/14/12	5,940,935	5,940,935
Italy 0.57%
2,871,000 USD	Eni S.p.A. 0.46% due 11/01/12	2,871,000	2,871,000
18,933,000 USD	Eni S.p.A. 0.58% due 11/05/12	18,931,801	18,931,801
20,151,000 USD	Eni S.p.A. 0.61% due 11/08/12	20,148,649	20,148,649
22,643,000 USD	Eni S.p.A. 0.65% due 11/20/12	22,635,352	22,635,352
Japan 0.20%
8,031,000 USD	Mitsubishi Company 0.23% due 11/09/12	8,030,589	8,030,589
8,091,000 USD	Mitsui & Company, Limited 0.33% due 11/06/12	8,090,629	8,090,629
6,808,000 USD	Mitsui & Company, Limited 0.34% due 11/26/12	6,806,393	6,806,393
Switzerland 0.78%
5,731,000 USD	ABB Limited 0.20% due 11/13/12	5,730,618	5,730,618
7,149,000 USD	ABB Limited 0.22% due 12/10/12	7,147,296	7,147,296
8,372,000 USD	ABB Limited 0.22% due 12/13/12	8,369,851	8,369,851
15,966,000 USD	ABB Limited 0.22% due 12/14/12	15,961,805	15,961,805

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 6.60% — (continued)
Switzerland 0.78% — (continued)
6,809,000 USD	Nestlé SA 0.08% due 12/06/12	$6,808,470	$6,808,470
12,571,000 USD	Nestlé SA 0.15% due 01/15/13	12,567,072	12,567,630
10,093,000 USD	Nestlé SA 0.16% due 01/16/13	10,089,591	10,090,237
21,357,000 USD	Nestlé SA 0.16% due 01/29/13	21,348,552	21,348,991
United Kingdom 2.32%
11,810,000 USD	AstraZeneca PLC 0.13% due 12/04/12	11,808,593	11,808,593
19,373,000 USD	AstraZeneca PLC 0.14% due 11/27/12	19,371,041	19,371,041
11,164,000 USD	AstraZeneca PLC 0.14% due 12/11/12	11,162,263	11,162,263
19,957,000 USD	AstraZeneca PLC 0.14% due 12/18/12	19,953,352	19,953,352
21,849,000 USD	AstraZeneca PLC 0.15% due 11/05/12	21,848,636	21,848,636
5,234,000 USD	AstraZeneca PLC 0.15% due 11/14/12	5,233,717	5,233,717
11,330,000 USD	AstraZeneca PLC 0.15% due 11/16/12	11,329,292	11,329,292
11,081,000 USD	AstraZeneca PLC 0.16% due 01/22/13	11,076,961	11,074,153
14,297,000 USD	AstraZeneca PLC 0.16% due 01/29/13	14,291,345	14,286,992
27,222,000 USD	GlaxoSmithKline PLC 0.12% due 11/01/12	27,222,000	27,222,000
22,837,000 USD	GlaxoSmithKline PLC 0.12% due 11/05/12	22,836,696	22,836,696
26,316,000 USD	GlaxoSmithKline PLC 0.12% due 11/08/12	26,315,386	26,315,386
34,155,000 USD	GlaxoSmithKline PLC 0.12% due 11/09/12	34,154,089	34,154,089
21,097,000 USD	GlaxoSmithKline PLC 0.12% due 11/15/12	21,096,015	21,096,015
5,845,000 USD	Reed Elsevier, Inc. 0.40% due 11/19/12	5,843,860	5,843,860
Total International Commercial Paper		749,194,684	749,189,166

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.03%
$11,485,000	Apache Corporation 0.41% due 11/01/12	$11,485,000	$11,485,000
4,489,000	Apache Corporation 0.45% due 11/08/12	4,488,616	4,488,616
7,863,000	AutoZone, Inc. 0.38% due 11/09/12	7,862,353	7,862,353
11,355,000	Campbell Soup Company 0.19% due 11/14/12	11,354,221	11,354,221
28,986,000	Chevron Corporation 0.09% due 11/01/12	28,986,000	28,986,000
18,976,000	Chevron Corporation 0.11% due 11/09/12	18,975,536	18,975,536
11,407,000	Chevron Corporation 0.11% due 11/16/12	11,406,477	11,406,477
7,149,000	Chevron Corporation 0.12% due 01/02/13	7,147,522	7,146,060
39,035,000	Chevron Corporation 0.13% due 01/08/13	39,025,415	39,016,669
18,236,000	Chevron Corporation 0.13% due 01/16/13	18,230,995	18,225,937
8,283,000	Chevron Corporation 0.14% due 12/03/12	8,281,969	8,281,969
12,571,000	Church & Dwight Company, Inc. 0.43% due 11/02/12	12,570,853	12,570,853
5,022,000	Coca-Cola Company 0.17% due 11/16/12	5,021,644	5,021,644
5,131,000	Coca-Cola Company 0.18% due 11/29/12	5,130,282	5,130,282
25,143,000	Coca-Cola Company 0.18% due 01/28/13	25,131,937	25,131,935
16,471,000	Coca-Cola Company 0.19% due 01/10/13	16,464,915	16,466,192
27,236,000	Coca-Cola Company 0.20% due 01/24/13	27,223,290	27,224,939
14,200,000	Coca-Cola Company 0.20% due 02/07/13	14,192,269	14,192,502
10,094,000	Coca-Cola Company 0.21% due 12/10/12	10,091,704	10,091,704
9,190,000	Coca-Cola Company 0.21% due 12/11/12	9,187,856	9,187,856
14,493,000	Coca-Cola Company 0.21% due 12/19/12	14,488,942	14,488,942

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.03% — (continued)
$7,992,000	ConocoPhillips 0.15% due 11/20/12	$7,991,367	$7,991,367
9,823,000	ConocoPhillips 0.16% due 11/06/12	9,822,782	9,822,782
9,119,000	ConocoPhillips 0.19% due 01/18/13	9,115,246	9,115,758
5,274,000	ConocoPhillips 0.22% due 11/21/12	5,273,355	5,273,355
9,084,000	Dell, Inc. 0.14% due 11/16/12	9,083,470	9,083,470
1,263,000	Devon Energy Corporation 0.30% due 11/01/12	1,263,000	1,263,000
18,470,000	Devon Energy Corporation 0.30% due 11/02/12	18,469,846	18,469,846
6,373,000	Devon Energy Corporation 0.30% due 11/08/12	6,372,628	6,372,628
5,852,000	Devon Energy Corporation 0.32% due 11/09/12	5,851,584	5,851,584
28,472,000	Devon Energy Corporation 0.32% due 11/19/12	28,467,444	28,467,444
6,982,000	Devon Energy Corporation 0.35% due 01/03/13	6,977,845	6,977,229
6,788,000	Emerson Electric Company 0.12% due 11/27/12	6,787,412	6,787,412
8,767,000	Emerson Electric Company 0.12% due 11/28/12	8,766,211	8,766,211
11,322,000	Emerson Electric Company 0.12% due 12/27/12	11,319,887	11,319,887
6,157,000	Emerson Electric Company 0.14% due 11/13/12	6,156,713	6,156,713
11,138,000	Emerson Electric Company 0.14% due 11/14/12	11,137,437	11,137,437
36,135,000	Emerson Electric Company 0.15% due 01/23/13	36,122,503	36,120,665
6,034,000	General Mills, Inc. 0.27% due 11/16/12	6,033,321	6,033,321
5,942,000	General Mills, Inc. 0.29% due 11/26/12	5,940,803	5,940,803
15,075,000	Google, Inc. 0.09% due 11/02/12	15,074,962	15,074,962
18,259,000	Google, Inc. 0.09% due 11/13/12	18,258,452	18,258,452

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.03% — (continued)
$11,051,000	Google, Inc. 0.10% due 12/03/12	$11,050,018	$11,050,018
7,570,000	Google, Inc. 0.12% due 11/20/12	7,569,521	7,569,521
11,932,000	Google, Inc. 0.12% due 12/05/12	11,930,648	11,930,648
21,167,000	H.J. Heinz Company Limited 0.36% due 01/23/13	21,149,919	21,150,306
20,564,000	Johnson & Johnson 0.10% due 11/01/12	20,564,000	20,564,000
26,093,000	Johnson & Johnson 0.10% due 12/03/12	26,090,681	26,090,681
22,161,000	Johnson & Johnson 0.10% due 12/04/12	22,158,969	22,158,969
11,951,000	Johnson & Johnson 0.10% due 12/05/12	11,949,871	11,949,871
21,698,000	Johnson & Johnson 0.11% due 01/07/13	21,693,558	21,693,370
23,379,000	Johnson & Johnson 0.11% due 01/09/13	23,374,071	23,373,681
10,219,000	Kinder Morgan, Inc. 0.44% due 11/07/12	10,218,268	10,218,268
12,571,000	McDonald's Corporation 0.11% due 11/14/12	12,570,501	12,570,501
4,966,000	McDonald's Corporation 0.15% due 12/10/12	4,965,193	4,965,193
8,631,000	Medtronic, Inc. 0.14% due 01/25/13	8,628,147	8,625,983
17,926,000	Medtronic, Inc. 0.15% due 12/13/12	17,922,863	17,922,863
35,340,000	Medtronic, Inc. 0.16% due 01/03/13	35,330,105	35,327,016
11,081,000	Merck & Company, Inc. 0.11% due 11/26/12	11,080,154	11,080,154
4,753,000	Merck & Company, Inc. 0.13% due 12/05/12	4,752,416	4,752,416
43,503,000	Merck & Company, Inc. 0.13% due 12/12/12	43,496,559	43,496,559
9,203,000	Parker-Hannifin Corporation 0.13% due 11/06/12	9,202,834	9,202,834
12,608,000	Philip Morris International, Inc. 0.08% due 11/14/12	12,607,636	12,607,636

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.03% — (continued)
$11,833,000	Philip Morris International, Inc. 0.09% due 11/08/12	$11,832,793	$11,832,793
8,033,000	Philip Morris International, Inc. 0.11% due 11/20/12	8,032,534	8,032,534
12,571,000	Philip Morris International, Inc. 0.13% due 11/16/12	12,570,319	12,570,319
13,305,000	Praxair, Inc. 0.10% due 11/15/12	13,304,483	13,304,483
12,927,000	Praxair, Inc. 0.11% due 11/07/12	12,926,763	12,926,763
12,640,000	Precision Castparts Corporation 0.15% due 11/02/12	12,639,947	12,639,947
13,016,000	Precision Castparts Corporation 0.19% due 12/20/12	13,012,634	13,012,634
4,594,000	Precision Castparts Corporation 0.20% due 11/01/12	4,594,000	4,594,000
19,957,000	Proctor & Gamble Company 0.12% due 11/09/12	19,956,468	19,956,468
18,912,000	Proctor & Gamble Company 0.13% due 11/19/12	18,910,771	18,910,771
20,151,000	Stanley Black & Decker Inc. 0.31% due 11/06/12	20,150,132	20,150,132
17,193,000	Stanley Black & Decker Inc. 0.33% due 11/06/12	17,192,212	17,192,212
4,642,000	Stanley Black & Decker Inc. 0.33% due 11/07/12	4,641,745	4,641,745
42,408,000	United Healthcare Company 0.35% due 11/05/12	42,406,351	42,406,351
10,894,000	United Parcel Service, Inc. 0.04% due 11/19/12	10,893,782	10,893,782
14,469,000	United Parcel Service, Inc. 0.05% due 12/05/12	14,468,317	14,468,317
26,610,000	United Technologies Corporation 0.13% due 11/20/12	26,608,174	26,608,174
15,697,000	United Technologies Corporation 0.13% due 11/26/12	15,695,583	15,695,583
17,535,000	United Technologies Corporation 0.13% due 11/28/12	17,533,290	17,533,290
2,768,000	United Technologies Corporation 0.13% due 12/05/12	2,767,660	2,767,660
5,760,000	United Technologies Corporation 0.15% due 11/08/12	5,759,832	5,759,832

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.03% — (continued)
$9,343,000	United Technologies Corporation 0.15% due 11/28/12	$9,341,949	$9,341,949
18,862,000	Verizon Communications, Inc. 0.33% due 11/13/12	18,859,925	18,859,925
6,161,000	Verizon Communications, Inc. 0.36% due 11/13/12	6,160,281	6,160,281
16,041,000	Verizon Communications, Inc. 0.36% due 12/04/12	16,035,854	16,035,854
5,130,000	Verizon Communications, Inc. 0.36% due 12/05/12	5,128,304	5,128,304
3,658,000	Verizon Communications, Inc. 0.36% due 12/10/12	3,656,613	3,656,613
5,098,000	Verizon Communications, Inc. 0.39% due 12/13/12	5,095,740	5,095,740
21,704,000	Verizon Communications, Inc. 0.39% due 12/14/12	21,694,149	21,694,149
5,959,000	Verizon Communications, Inc. 0.42% due 12/06/12	5,956,625	5,956,625
7,676,000	Verizon Communications, Inc. 0.42% due 12/11/12	7,672,503	7,672,503
4,387,000	Verizon Communications, Inc. 0.42% due 12/12/12	4,384,952	4,384,952
28,304,000	Wal-Mart Stores, Inc. 0.11% due 11/06/12	28,303,568	28,303,568
15,418,000	Wal-Mart Stores, Inc. 0.12% due 11/05/12	15,417,794	15,417,794
22,418,000	Wal-Mart Stores, Inc. 0.12% due 11/16/12	22,416,879	22,416,879
9,313,000	Walt Disney Company 0.12% due 11/14/12	9,312,596	9,312,596
15,401,000	Walt Disney Company 0.12% due 12/20/12	15,398,484	15,398,484
25,984,000	Walt Disney Company 0.13% due 12/28/12	25,978,652	25,978,652
11,153,000	Walt Disney Company 0.14% due 12/13/12	11,151,178	11,151,178
9,313,000	Walt Disney Company 0.15% due 12/17/12	9,311,215	9,311,215
18,627,000	Walt Disney Company 0.15% due 12/21/12	18,623,119	18,623,119
4,698,000	WellPoint, Inc. 0.25% due 01/14/13	4,695,586	4,694,868

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 13.03% — (continued)
$6,286,000	WellPoint, Inc. 0.25% due 01/16/13	$6,282,682	$6,281,644
12,247,000	WellPoint, Inc. 0.41% due 12/03/12	12,242,646	12,242,646
Total U.S. Commercial Paper		1,478,359,080	1,478,337,829
Total Commercial Paper		2,227,553,764	2,227,526,995
Total Investments — 99.81%		$9,585,424,292	11,326,787,876
Other Assets in Excess of Liabilities — 0.19%			21,990,169
Net Assets — 100.00%			$11,348,778,045

  (a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (b)  Security is deemed illiquid. At October 31, 2012, the value of these securities amounted to $122,448,551 or 1.08% of net assets.

  (c)  Non-income producing security/commodity.

  (d)  Represents variable voting shares.

  (e)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2012, the value of these securities amounted to $74,972,080 or 0.66% of net assets.

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $57,656,767 or 0.51% of net assets.

  (g)  Represents non-voting class of shares.

  (h)  Held through Financiere Bleue, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

  (i)  Issuer is in default.

  (j)  Payment-in-kind security.

  (k)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (l)  Floating rate security. Rate shown is the rate in effect at October 31, 2012.

  (m)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At October 31, 2012, aggregate cost for federal income tax purpose was $9,891,678,242. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,149,012,603
Gross unrealized depreciation	(713,902,969)
Net unrealized appreciation	$1,435,109,634

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

CAD  — Canadian Dollar

EUR  — Euro

HKD  — Hong Kong Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$21,436	$1.05
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	30,984,846	0.82
Catalyst Paper Corporation FRN 10.313% due 09/13/16	08/31/12	4,009,448	1.02
Emin Leydier SA FRN 7.358% due 07/31/16	07/30/09	14,285,831	1.30
FINEL 9.50% due 06/30/17	06/22/05	9,659,548	0.97
FINEL	07/14/99	9,166,547	0.47
Fregate	04/30/04	23,119,325	28.17

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2012	UNREALIZED APPRECIATION AT OCTOBER 31, 2012	UNREALIZED DEPRECIATION AT OCTOBER 31, 2012
01/16/13	156,358,000	Euro	$192,957,451	$202,923,470	$—	$(9,966,019)
02/20/13	183,429,000	Euro	229,871,655	238,085,219	—	(8,213,564)
03/21/13	129,224,000	Euro	163,394,702	167,832,009	—	(4,437,307)
04/17/13	63,004,000	Euro	81,371,556	81,848,317	—	(476,761)
12/12/12	22,599,758,000	Japanese Yen	284,042,287	283,092,536	949,751	—
02/20/13	49,035,629,000	Japanese Yen	621,874,090	614,677,062	7,197,028	—
03/21/13	22,147,627,000	Japanese Yen	281,304,006	277,767,958	3,536,048	—
04/17/13	15,956,201,000	Japanese Yen	204,298,211	200,177,050	4,121,161	—
			$2,059,113,958	$2,066,403,621	$15,803,988	$(23,093,651)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2012	MARKET VALUE OCTOBER 31, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
AS One Corporation	1,286,140	—	—	1,286,140	$26,592,575	$—	$1,135,486
Catalyst Paper Corporation	—	1,217,500	—	1,217,500	1,278,375	—	—
Chofu Seisakusho Company Limited	2,023,800	—	—	2,023,800	46,558,805	—	716,294
Deutsche Wohnen AG*	6,418,531	2,335,528	1,468,397	7,285,662	133,615,985	4,554,246	2,318,286
FINEL	11,593,581	—	—	11,593,581	5,413,275	—	—
Fregate	895,904	512	—	896,416	25,252,792	—	13,724,302
Fursys, Inc.	872,463	—	—	872,463	21,759,576	—	441,271
Haw Par Corporation Limited	23,192,830	—	—	23,192,830	123,968,890	—	3,673,584
Icom, Inc.*	815,690	—	675,190	140,500	2,934,928	(1,417,818)	43,551
Japan Wool Textile Company Limited	6,577,300	—	—	6,577,300	45,139,141	—	1,400,132
Jumbo SA	7,182,037	3,540,401	—	10,722,438	70,925,713	—	2,074,071
Laurent- Perrier	558,938	—	—	558,938	47,701,224	—	581,519
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	21,576,943	—	599,497
Matsumoto Yushi- Seiyaku Company Limited	1,058,246	—	83,500	974,746	21,118,480	(274,430)	594,377
Nagaileben Company Limited	2,013,324	—	—	2,013,324	29,550,604	—	832,227
Nitto Kohki Company Limited	2,657,590	—	—	2,657,590	60,041,232	—	985,972
Robertet SA	235,837	—	—	235,837	39,458,597	—	683,323
Sansei Yusoki Company Limited*	1,215,770	—	404,280	811,490	3,678,890	(2,130,127)	138,365
Shimano, Inc.*	4,886,870	—	1,702,400	3,184,470	200,599,676	80,766,446	3,723,269
Shingakukai Company Limited	1,424,100	—	118,400	1,305,700	4,643,942	(598,622)	159,973

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

Affiliated Securities — (continued)

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2012	MARKET VALUE OCTOBER 31, 2012	REALIZED GAIN/(LOSS)	DIVIDEND INCOME
Spotless Group Limited*	15,791,758	—	15,791,758	—	$—	$4,211,607	$1,358,730
Sucrière de Pithiviers- Le-Vieil*	39,143	—	39,143	—	—	72,548,333	—
T. Hasegawa Company Limited	3,206,911	—	—	3,206,911	40,603,469	—	935,289
Teems, Inc.*	146,969	—	146,969	—	—	233,723	21,238
Wienerberger AG	5,294,031	621,755	—	5,915,786	42,445,790	—	770,856
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	22,389,599	—	512,755
Total					$1,037,248,501	$157,893,358	$37,424,367
  *  Represents an unaffiliated issuer as of October 31, 2012, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	9.64%
Consumer Staples	8.19
Energy	3.69
Financials	9.80
Health Care	6.57
Industrials	14.07
Information Technology	5.46
Materials	10.16
Telecommunication Services	1.72
Utilities	0.70
Total International Common Stocks	70.00
U.S. Common Stocks
Materials	0.33
Total U.S. Common Stocks	0.33

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Preferred Stocks
Consumer Discretionary	0.67%
Consumer Staples	0.05
Information Technology	0.32
Total International Preferred Stocks	1.04
Commodity	5.99
International Bonds
Financials	0.09
Government Issues	0.81
Materials	0.32
Total International Bonds	1.22
Term Loans	0.11
U.S. Treasury Bills	1.49
Commercial Paper
International Commercial Paper	6.60
U.S. Commercial Paper	13.03
Total Commercial Paper	19.63
Total Investments	99.81%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund Overview | Data as of October 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic and equity debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle U.S. Value Fund (A Shares)
without sales charge	10.63%	4.62%	9.76%
with sales charge	5.10	3.55	9.19
Standard & Poor's 500 Index	15.21	0.36	6.91
Consumer Price Index	2.16	2.05	2.46

Asset Allocation*

Sector/Industry**
Financials	16.62%
Information Technology	13.88
Industrials	9.76
Materials	9.17
Energy	7.10
Consumer Discretionary	5.75
Consumer Staples	5.69
Commodity	4.11
Health Care	3.04
Utilities	3.02
Warrants	0.36

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**  Sector/Industry allocations exclude short term investments and options positions.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (precious metal)	4.13%
Comcast Corporation, Class 'A' (U.S. cable/satellite television company)	2.97
Sysco Corporation. (U.S. food services distributor)	2.53
Microsoft Corporation (U.S. software developer)	2.52
Cisco Systems, Inc. (U.S. computer communications company)	2.48
Bank of New York Mellon Corporation (U.S. financial services company)	2.17
ConocoPhillips (U.S. energy company)	1.97
Oracle Corporation (U.S. software developer)	1.94
3M Company (U.S. industrial conglomerate)	1.86
FirstEnergy Corporation (U.S. diversified energy company)	1.81
Total	24.38%

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 71.08%
U.S. Common Stocks — 62.97%
Consumer Discretionary 5.14%
2,438,946	Comcast Corporation, Class 'A'	$44,510,094	$88,875,192
865,380	Omnicom Group, Inc.	29,142,116	41,460,356
693,566	H&R Block, Inc.	11,741,280	12,276,118
441,276	International Speedway Corporation, Class 'A'	13,039,953	11,252,538
590	St. John Knits International, Inc. (a)(b)	18,290	3,245
		98,451,733	153,867,449
Consumer Staples 5.09%
2,440,500	Sysco Corporation	69,941,483	75,826,335
248,310	Lorillard, Inc.	20,261,253	28,806,443
271,170	Colgate-Palmolive Company	21,838,388	28,462,003
257,451	Wal-Mart Stores, Inc.	12,385,227	19,313,974
		124,426,351	152,408,755
Energy 4.81%
1,017,408	ConocoPhillips	46,509,238	58,857,053
495,110	Devon Energy Corporation	28,777,022	28,820,353
468,076	Phillips 66 (c)	13,142,406	22,074,464
182,753	Apache Corporation	12,681,438	15,122,811
109,071	SEACOR Holdings, Inc. (a)	8,291,938	9,566,618
350,718	San Juan Basin Royalty Trust	10,175,122	4,913,559
94,454	Helmerich & Payne, Inc.	1,871,008	4,514,901
		121,448,172	143,869,759
Financials 16.13%
2,634,204	Bank of New York Mellon Corporation	64,331,532	65,091,181
1,322,150	Cincinnati Financial Corporation	35,979,608	52,674,456
1,802,569	Weyerhaeuser Company REIT	29,787,045	49,913,136
362	Berkshire Hathaway, Inc., Class 'A' (a)	35,598,996	46,880,810
767,090	American Express Company	24,587,690	42,934,027
117,066	Alleghany Corporation (a)	34,293,700	40,692,141
1,388,386	BB&T Corporation	34,964,656	40,193,775
1,133,543	U.S. Bancorp	28,174,022	37,644,963
753,107	Plum Creek Timber Company, Inc., REIT	26,873,535	33,061,397
671,735	WR Berkley Corporation	18,780,775	26,123,774
370,729	Rayonier, Inc., REIT	8,796,435	18,169,428
111,272	Visa, Inc., Class 'A'	8,072,605	15,440,103

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 62.97% — (continued)
Financials 16.13% — (continued)
30,859	Mastercard, Inc., Class 'A'	$7,849,654	$14,223,839
		358,090,253	483,043,030
Health Care 1.87%
717,380	WellPoint, Inc.	40,049,472	43,961,047
169,270	Johnson & Johnson	10,123,420	11,987,701
		50,172,892	55,948,748
Industrials 8.92%
636,940	3M Company	47,534,193	55,795,944
893,622	Alliant Techsystems, Inc.	58,961,742	51,195,604
1,219,970	Cintas Corporation	36,915,327	51,006,946
655,085	Northrop Grumman Corporation	38,909,740	44,997,789
439,695	Lockheed Martin Corporation	31,929,898	41,186,231
887,051	Insteel Industries, Inc. (d)	9,879,258	10,289,792
129,522	Unifirst Corporation	3,733,728	9,010,845
259,306	Blount International, Inc. (a)	2,429,651	3,430,618
		230,293,537	266,913,769
Information Technology 13.94%
2,648,054	Microsoft Corporation	67,504,693	75,562,221
4,334,693	Cisco Systems, Inc.	74,966,479	74,296,638
1,872,995	Oracle Corporation	52,483,105	58,156,495
1,435,476	Texas Instruments, Inc.	38,890,683	40,322,521
1,859,358	Intel Corporation	36,078,239	40,208,617
1,267,360	Linear Technology Corporation	34,323,276	39,617,673
1,840,310	Rofin-Sinar Technologies, Inc. (a)(d)	42,514,481	33,512,045
43,456	Google, Inc., Class 'A' (a)	23,794,562	29,540,085
353,471	Automatic Data Processing, Inc.	13,637,377	20,427,089
125,300	KLA-Tencor Corporation (c)	4,277,599	5,828,956
		388,470,494	417,472,340
Materials 4.04%
598,612	Newmont Mining Corporation	29,016,804	32,654,285
672,467	Scotts Miracle-Gro Company, Class 'A'	29,427,519	28,788,312
624,872	Vulcan Materials Company	27,379,122	28,725,366
255,880	Martin Marietta Materials, Inc.	22,000,503	21,061,483
142,850	Deltic Timber Corporation	7,367,015	9,693,801
		115,190,963	120,923,247

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 62.97% — (continued)
Utilities 3.03%
1,184,103	FirstEnergy Corporation	$45,783,800	$54,137,189
371,420	Entergy Corporation	24,857,694	26,957,663
216,687	IDACorp, Inc.	6,780,723	9,690,243
		77,422,217	90,785,095
Total U.S. Common Stocks		1,563,966,612	1,885,232,192
International Common Stocks — 8.11%
Australia 1.18%
1,284,080	Newcrest Mining Limited	43,119,800	35,229,575
Canada 3.75%
775,000	Agnico-Eagle Mines Limited	36,681,592	43,715,365
2,116,349	Penn West Petroleum Limited	35,508,505	27,491,373
625,881	Nexen, Inc.	9,805,840	14,958,556
310,000	Goldcorp, Inc.	10,799,107	14,021,300
291,780	Potash Corporation of Saskatchewan, Inc.	11,807,259	11,779,159
354,331	Catalyst Paper Corporation (a)(b)(e)	6,095	372,047
		104,608,398	112,337,800
Canada 1.18%
808,762	Sanofi, ADR	30,754,162	35,464,214
Mexico 0.57%
552,000	Fresnillo PLC	15,192,578	17,090,555
South Africa 0.87%
2,069,494	Gold Fields Limited, ADR	30,030,064	25,889,370
United Kingdom 0.56%
494,263	Willis Group Holdings PLC	13,351,327	16,641,835
Total International Common Stocks		237,056,329	242,653,349
Total Common Stocks		1,801,022,941	2,127,885,541
U.S. Preferred Stock — 0.16%
Consumer Staples 0.16%
168,915	Seneca Foods Corporation, Series '2003' (a)(b)(f)(g)	2,542,171	4,828,435

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Warrant — 0.36%
United States 0.36%
939,766	JPMorgan Chase & Company Warrant expire 10/28/18 (a)	$11,329,284	$10,741,526
OUNCES
Commodity — 4.13%
71,834	Gold bullion (a)	81,518,317	123,647,217
PRINCIPAL
Bonds — 3.10%
International Corporate Bonds — 0.22%
Canada 0.22%
6,181,818 USD	Catalyst Paper Corporation 11.00% due 10/30/17 (b)(e)(h)	8,840,504	5,084,545
1,378,823 USD	Catalyst Paper Corporation FRN 10.313% due 09/13/16 (b)(e)(i)(j)	1,175,447	1,413,294
Total International Bonds		10,015,951	6,497,839
U.S. Convertible Bond — 0.67%
$21,612,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (k)	20,153,440	20,261,250
U.S. Corporate Bonds — 2.21%
600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28 (b)	519,993	510,750
23,411,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (i)	25,842,166	27,098,233
5,975,000	Mueller Water Products, Inc. 7.375% due 06/01/17	5,007,567	6,184,125
13,785,000	New Albertsons, Inc. 7.25% due 05/01/13	13,828,798	13,871,156
2,000,000	PulteGroup, Inc. 6.25% due 02/15/13	1,984,422	2,040,000
10,169,000	Sealy Mattress Company 8.25% due 06/15/14	8,792,929	10,270,690
5,877,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	5,872,910	6,119,426
Total U.S. Corporate Bonds		61,848,785	66,094,380
Total Bonds		92,018,176	92,853,469

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Treasury Bills — 1.65%
$11,812,000	U.S. Treasury Bill 0.07% due 01/03/13	$11,810,656	$11,810,394
5,500,000	U.S. Treasury Bill 0.09% due 02/07/13	5,498,653	5,498,356
14,725,000	U.S. Treasury Bill 0.10% due 11/29/12	14,723,912	14,723,912
8,762,000	U.S. Treasury Bill 0.10% due 01/24/13	8,760,058	8,760,107
8,762,000	U.S. Treasury Bill 0.11% due 02/21/13	8,759,001	8,758,863
Total U.S. Treasury Bills		49,552,280	49,551,632
Commercial Paper — 19.95%
International Commercial Paper — 7.25%
Australia 0.02%
699,000	Telstra Corporation Limited USD0.22% due 12/10/12	698,833	698,833
Canada 0.26%
4,142,000	Suncor Energy, Inc. USD0.32% due 11/16/12	4,141,448	4,141,448
3,505,000	Suncor Energy, Inc. USD0.36% due 12/17/12	3,503,432	3,503,432
France 1.21%
1,771,000	GDF Suez SA USD0.21% due 11/05/12	1,770,959	1,770,959
2,365,000	GDF Suez SA USD0.22% due 11/14/12	2,364,812	2,364,812
10,345,000	Sanofi USD0.14% due 11/07/12	10,344,759	10,344,759
5,177,000	Sanofi USD0.14% due 11/13/12	5,176,758	5,176,758
6,820,000	Total SA USD0.13% due 11/15/12	6,819,655	6,819,655
9,872,000	Total SA USD0.14% due 12/18/12	9,870,196	9,870,196
Germany 1.72%
12,743,000	BASF AG USD0.14% due 11/27/12	12,741,712	12,741,712
11,791,000	BASF AG USD0.15% due 12/17/12	11,788,740	11,788,740

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 7.25% — (continued)
Germany 1.72% — (continued)
575,000	BASF AG USD0.15% due 12/18/12	$574,887	$574,887
562,000	BASF AG USD0.15% due 12/27/12	561,869	561,869
763,000	Henkel Corporation USD0.14% due 11/01/12	763,000	763,000
1,192,000	Henkel Corporation USD0.15% due 11/21/12	1,191,901	1,191,901
5,378,000	Siemens Company USD0.13% due 11/02/12	5,377,981	5,377,981
4,852,000	Siemens Company USD0.13% due 11/13/12	4,851,790	4,851,790
9,089,000	Siemens Company USD0.13% due 11/26/12	9,088,179	9,088,179
3,586,000	Siemens Company USD0.15% due 11/02/12	3,585,985	3,585,985
954,000	Siemens Company USD0.15% due 12/14/12	953,829	953,829
Italy 0.75%
1,734,000	Eni S.p.A. USD0.46% due 11/01/12	1,734,000	1,734,000
1,000,000	Eni S.p.A. USD0.58% due 11/05/12	999,937	999,937
9,738,000	Eni S.p.A. USD0.61% due 11/08/12	9,736,864	9,736,864
9,872,000	Eni S.p.A. USD0.65% due 11/20/12	9,868,665	9,868,665
Japan 0.24%
2,427,000	Mitsubishi Company USD0.23% due 11/09/12	2,426,876	2,426,876
3,275,000	Mitsui & Company Limited USD0.33% due 11/06/12	3,274,850	3,274,850
1,622,000	Mitsui & Company Limited USD0.34% due 11/26/12	1,621,617	1,621,617
Switzerland 0.73%
1,570,000	ABB Limited USD0.20% due 11/13/12	1,569,895	1,569,895
4,381,000	ABB Limited USD0.22% due 12/10/12	4,379,956	4,379,956
3,881,000	ABB Limited USD0.22% due 12/13/12	3,880,004	3,880,004

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 7.25% — (continued)
Switzerland 0.73% — (continued)
2,125,000	ABB Limited USD0.22% due 12/14/12	$2,124,442	$2,124,442
1,621,000	Nestlé SA USD0.08% due 12/06/12	1,620,874	1,620,874
1,468,000	Nestlé SA USD0.15% due 01/15/13	1,467,541	1,467,606
1,180,000	Nestlé SA USD0.16% due 01/16/13	1,179,601	1,179,677
5,650,000	Nestlé SA USD0.16% due 01/29/13	5,647,765	5,647,881
United Kingdom 2.32%
3,569,000	AstraZeneca PLC USD0.13% due 12/04/12	3,568,575	3,568,575
5,265,000	AstraZeneca PLC USD0.14% due 11/27/12	5,264,468	5,264,468
7,588,000	AstraZeneca PLC USD0.14% due 12/11/12	7,586,820	7,586,820
2,656,000	AstraZeneca PLC USD0.14% due 12/18/12	2,655,514	2,655,514
1,824,000	AstraZeneca PLC USD0.15% due 11/05/12	1,823,970	1,823,970
2,028,000	AstraZeneca PLC USD0.15% due 11/14/12	2,027,890	2,027,890
946,000	AstraZeneca PLC USD0.15% due 11/16/12	945,941	945,941
1,550,000	AstraZeneca PLC USD0.16% due 01/22/13	1,549,435	1,549,042
8,762,000	AstraZeneca PLC USD0.16% due 01/29/13	8,758,534	8,755,866
7,460,000	GlaxoSmithKline PLC USD0.12% due 11/01/12	7,460,000	7,460,000
11,037,000	GlaxoSmithKline PLC USD0.12% due 11/05/12	11,036,853	11,036,853
9,296,000	GlaxoSmithKline PLC USD0.12% due 11/08/12	9,295,783	9,295,783
2,324,000	GlaxoSmithKline PLC USD0.12% due 11/09/12	2,323,938	2,323,938
5,177,000	GlaxoSmithKline PLC USD0.12% due 11/15/12	5,176,758	5,176,758
Total International Commercial Paper		217,178,091	217,175,287

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.70%
$6,935,000	Apache Corporation 0.41% due 11/01/12	$6,935,000	$6,935,000
1,496,000	Apache Corporation 0.45% due 11/08/12	1,495,872	1,495,872
4,819,000	AutoZone, Inc. 0.38% due 11/09/12	4,818,604	4,818,604
4,381,000	Campbell Soup Company 0.19% due 11/14/12	4,380,699	4,380,699
12,233,000	Chevron Corporation 0.09% due 11/01/12	12,233,000	12,233,000
13,098,000	Chevron Corporation 0.11% due 11/09/12	13,097,680	13,097,680
4,495,000	Chevron Corporation 0.11% due 11/16/12	4,494,794	4,494,794
4,381,000	Chevron Corporation 0.12% due 01/02/13	4,380,095	4,379,199
3,271,000	Chevron Corporation 0.14% due 12/03/12	3,270,593	3,270,593
1,468,000	Church & Dwight Company, Inc. 0.43% due 11/02/12	1,467,983	1,467,983
1,354,000	Coca-Cola Company 0.17% due 11/16/12	1,353,904	1,353,904
1,988,000	Coca-Cola Company 0.18% due 11/29/12	1,987,722	1,987,722
2,937,000	Coca-Cola Company 0.18% due 01/28/13	2,935,708	2,935,707
6,487,000	Coca-Cola Company 0.20% due 01/24/13	6,483,973	6,484,366
750,000	Coca-Cola Company 0.20% due 02/07/13	749,592	749,604
2,956,000	Coca-Cola Company 0.21% due 12/10/12	2,955,328	2,955,328
6,040,000	Coca-Cola Company 0.21% due 12/11/12	6,038,591	6,038,591
6,116,000	Coca-Cola Company 0.21% due 12/19/12	6,114,288	6,114,288
3,554,000	ConocoPhillips 0.15% due 11/20/12	3,553,719	3,553,719
3,977,000	ConocoPhillips 0.16% due 11/06/12	3,976,912	3,976,912
1,275,000	ConocoPhillips 0.19% due 01/18/13	1,274,475	1,274,547

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.70% — (continued)
$1,544,000	ConocoPhillips 0.22% due 11/21/12	$1,543,811	$1,543,811
3,505,000	Dell, Inc. 0.14% due 11/16/12	3,504,796	3,504,796
763,000	Devon Energy Corporation 0.30% due 11/01/12	763,000	763,000
5,870,000	Devon Energy Corporation 0.30% due 11/02/12	5,869,951	5,869,951
1,793,000	Devon Energy Corporation 0.32% due 11/09/12	1,792,873	1,792,873
10,118,000	Devon Energy Corporation 0.32% due 11/19/12	10,116,381	10,116,381
976,000	Devon Energy Corporation 0.35% due 01/03/13	975,419	975,333
2,080,000	Emerson Electric Company 0.12% due 11/27/12	2,079,820	2,079,820
2,686,000	Emerson Electric Company 0.12% due 11/28/12	2,685,758	2,685,758
4,936,000	Emerson Electric Company 0.12% due 12/27/12	4,935,079	4,935,079
2,385,000	Emerson Electric Company 0.14% due 11/13/12	2,384,889	2,384,889
930,000	Emerson Electric Company 0.14% due 11/14/12	929,953	929,953
629,000	General Mills, Inc. 0.27% due 11/16/12	628,929	628,929
954,000	General Mills, Inc. 0.29% due 11/26/12	953,808	953,808
4,619,000	Google, Inc. 0.09% due 11/02/12	4,618,988	4,618,988
5,595,000	Google, Inc. 0.09% due 11/13/12	5,594,832	5,594,832
1,774,000	Google, Inc. 0.10% due 12/03/12	1,773,842	1,773,842
2,217,000	Google, Inc. 0.12% due 11/20/12	2,216,860	2,216,860
6,213,000	Google, Inc. 0.12% due 12/05/12	6,212,296	6,212,296
4,064,000	H.J. Heinz Company Limited 0.36% due 01/23/13	4,060,721	4,060,795
4,919,000	Johnson & Johnson 0.10% due 11/01/12	4,919,000	4,919,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.70% — (continued)
$7,944,000	Johnson & Johnson 0.10% due 12/03/12	$7,943,294	$7,943,294
3,099,000	Johnson & Johnson 0.10% due 12/04/12	3,098,716	3,098,716
632,000	Johnson & Johnson 0.10% due 12/05/12	631,940	631,940
9,103,000	Johnson & Johnson 0.11% due 01/07/13	9,101,136	9,101,057
7,791,000	Johnson & Johnson 0.11% due 01/09/13	7,789,357	7,789,228
3,943,000	Kinder Morgan, Inc. 0.44% due 11/07/12	3,942,717	3,942,717
1,468,000	McDonald's Corporation 0.11% due 11/14/12	1,467,942	1,467,942
1,630,000	Medtronic, Inc. 0.14% due 01/25/13	1,629,461	1,629,052
5,458,000	Medtronic, Inc. 0.15% due 12/13/12	5,457,045	5,457,045
3,307,000	Medtronic, Inc. 0.16% due 01/03/13	3,306,074	3,305,785
1,550,000	Merck & Company, Inc. 0.11% due 11/26/12	1,549,882	1,549,882
763,000	Merck & Company, Inc. 0.13% due 12/05/12	762,906	762,906
10,786,000	Merck & Company, Inc. 0.13% due 12/12/12	10,784,403	10,784,403
3,635,000	Parker-Hannifin Corporation 0.13% due 11/06/12	3,634,934	3,634,934
3,426,000	Philip Morris International, Inc. 0.08% due 11/14/12	3,425,899	3,425,899
625,000	Philip Morris International, Inc. 0.09% due 11/08/12	624,989	624,989
1,289,000	Philip Morris International, Inc. 0.11% due 11/20/12	1,288,925	1,288,925
1,468,000	Philip Morris International, Inc. 0.13% due 11/16/12	1,467,920	1,467,920
1,771,000	Praxair, Inc. 0.10% due 11/15/12	1,770,931	1,770,931
6,730,000	Praxair, Inc. 0.11% due 11/07/12	6,729,877	6,729,877
3,746,000	Precision Castparts Corporation 0.15% due 11/02/12	3,745,984	3,745,984

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.70% — (continued)
$688,000	Precision Castparts Corporation 0.19% due 12/20/12	$687,822	$687,822
2,774,000	Precision Castparts Corporation 0.20% due 11/01/12	2,774,000	2,774,000
2,656,000	Proctor & Gamble Company 0.12% due 11/09/12	2,655,929	2,655,929
5,139,000	Proctor & Gamble Company 0.13% due 11/19/12	5,138,666	5,138,666
9,738,000	Stanley Black & Decker Inc. 0.31% due 11/06/12	9,737,581	9,737,581
4,711,000	Stanley Black & Decker Inc. 0.33% due 11/06/12	4,710,784	4,710,784
2,024,000	Stanley Black & Decker Inc. 0.33% due 11/07/12	2,023,889	2,023,889
3,968,000	United Healthcare Company 0.35% due 11/05/12	3,967,846	3,967,846
2,595,000	United Parcel Service, Inc. 0.04% due 11/19/12	2,594,948	2,594,948
2,733,000	United Parcel Service, Inc. 0.05% due 12/05/12	2,732,871	2,732,871
3,542,000	United Technologies Corporation 0.13% due 11/20/12	3,541,757	3,541,757
7,278,000	United Technologies Corporation 0.13% due 11/26/12	7,277,343	7,277,343
11,843,000	United Technologies Corporation 0.13% due 11/28/12	11,841,845	11,841,845
4,073,000	United Technologies Corporation 0.15% due 11/28/12	4,072,542	4,072,542
5,669,000	Verizon Communications, Inc. 0.33% due 11/13/12	5,668,376	5,668,376
1,093,000	Verizon Communications, Inc. 0.36% due 11/13/12	1,092,872	1,092,872
4,915,000	Verizon Communications, Inc. 0.36% due 12/04/12	4,913,423	4,913,423
4,097,000	Verizon Communications, Inc. 0.39% due 12/14/12	4,095,140	4,095,140
2,257,000	Verizon Communications, Inc. 0.42% due 12/11/12	2,255,972	2,255,972
1,289,000	Verizon Communications, Inc. 0.42% due 12/12/12	1,288,398	1,288,398
12,340,000	Wal-Mart Stores, Inc. 0.11% due 11/06/12	12,339,811	12,339,811

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 12.70% — (continued)
$5,948,000	Wal-Mart Stores, Inc. 0.12% due 11/05/12	$5,947,921	$5,947,921
10,393,000	Wal-Mart Stores, Inc. 0.12% due 11/16/12	10,392,480	10,392,480
5,297,000	Walt Disney Company 0.12% due 11/14/12	5,296,770	5,296,770
752,000	Walt Disney Company 0.13% due 12/28/12	751,845	751,845
5,297,000	Walt Disney Company 0.15% due 12/17/12	5,295,985	5,295,985
10,593,000	Walt Disney Company 0.15% due 12/21/12	10,590,793	10,590,793
1,440,000	WellPoint, Inc. 0.25% due 01/14/13	1,439,260	1,439,040
666,000	WellPoint, Inc. 0.25% due 01/16/13	665,648	665,538
1,561,000	WellPoint, Inc. 0.41% due 12/03/12	1,560,445	1,560,445
Total U.S. Commercial Paper		380,066,832	380,065,164
Total Commercial Paper		597,244,923	597,240,451
Total Investment Portfolio Excluding Options Written — 100.43%		$2,635,228,092	$3,006,748,271

CONTRACTS		STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (0.01)%
1,253	KLA-Tencor Corporation	$55.00	January 2013	$(25,060)
2,340	Phillips 66	49.00	November 2012	(187,200)
Total Covered Call Options Written (Premiums Received: $604,523)				(212,260)
Total Investments — 100.42% (Cost: $2,634,623,569)				$3,006,536,011
Liabilities in Excess of Other Assets — (0.42)%				(12,715,071)
Net Assets — 100.00%				$2,993,820,940

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At October 31, 2012, the value of these securities amounted to $12,212,316 or 0.41% of net assets.

  (c)  At October 31, 2012, all or a portion of this security was segregated to cover collateral requirement for options.

  (d)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  (e)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2012, the value of these securities amounted to $6,869,886 or 0.23% of net assets.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

  (f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $4,828,435 or 0.16% of net assets.

  (g)  This security is convertible until December 31, 2049.

  (h)  Payment-in-kind security.

  (i)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (j)  Floating rate security. Rate shown is the rate in effect at October 31, 2012.

  (k)  This security is convertible until April 30, 2015.

At October 31, 2012, aggregate cost for federal income tax purposes was $2,630,924,212. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$426,127,553
Gross unrealized depreciation	(50,515,754)
Net unrealized appreciation	$375,611,799

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

FRN  — Floating Rate Note

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

Currencies

USD  — United States Dollar

RESTRICTED SECURITIES	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
Catalyst Paper Corporation	09/17/12	$6,095	$1.05
Catalyst Paper Corporation 11.00% due 10/30/17	09/17/12	8,840,504	0.82
Catalyst Paper Corporation FRN 10.31% due 09/13/16	08/31/12	1,175,447	1.03
Affiliated Securities

AFFILIATED SECURITIES	SHARES OCTOBER 31, 2011	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES OCTOBER 31, 2012	MARKET VALUE OCTOBER 31, 2012	REALIZED GAIN / (LOSS)	DIVIDEND INCOME
Insteel Industries, Inc.	816,751	70,300	—	887,051	$10,289,792	$—	$105,606
Rofin-Sinar Technologies, Inc.	1,187,010	653,300	—	1,840,310	33,512,045	—	—
Total					$43,801,837	$—	$105,606

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.14%
Consumer Staples	5.09
Energy	4.81
Financials	16.13
Health Care	1.87
Industrials	8.92
Information Technology	13.94
Materials	4.04
Utilities	3.03
Total U.S. Common Stocks	62.97
International Common Stocks
Energy	1.42
Financials	0.56
Health Care	1.18
Materials	4.95
Total International Common Stocks	8.11
U.S. Preferred Stock
Consumer Staples	0.16
Total U.S. Preferred Stock	0.16
Warrant	0.36
Commodity	4.13
International Corporate Bonds
Materials	0.22
Total International Corporate Bonds	0.22

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Corporate Bonds
Consumer Discretionary	0.63%
Consumer Staples	0.46
Energy	0.91
Industrials	0.21
Total U.S. Corporate Bonds	2.21
U.S. Convertible Bond
Industrials	0.67
Total U.S. Convertible Bond	0.67
U.S. Treasury Bills	1.65
Commercial Paper
International Commercial Paper	7.25
U.S. Commercial Paper	12.70
Total Commercial Paper	19.95
Covered Call Options Written	(0.01)
Total Investments	100.42%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

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Fund Overview | Data as of October 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and, to a limited extent, other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests primarily in gold, gold related securities and issuers principally engaged in the gold industry.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	–8.14%	6.80%	16.47%
with sales load	–12.72	5.71	15.88
FTSE Gold Mines Index	–14.81	0.40	11.60
MSCI World Index	9.45	–2.87	7.20
Consumer Price Index	2.16	2.05	2.46

Asset Allocation*

Countries**
Canada	37.37%
United States	27.21
South Africa	9.81
Mexico	7.33
Australia	7.14
West Africa	4.91
Channel Island	0.12

*  Asset Allocation and Countries percentages are based on total investments in the Portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*
Gold Bullion (United States)	18.76%
Agnico-Eagle Mines Limited (Canada)	7.52
Goldcorp, Inc. (Canada)	5.51
Randgold Resources Limited, ADR (Africa)	4.92
AngloGold Ashanti Limited, ADR (South Africa)	4.67
Newcrest Mining Limited (Australia)	4.56
Kinross Gold Corporation (Canada)	4.48
Fresnillo PLC (Mexico)	4.23
Newmont Mining Corporation (United States)	4.13
Barrick Gold Corp. (Canada)	3.91
Total	62.69%

  *  Holdings in cash, commercial paper, money market funds and other short term cash equivalents have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Gold Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 74.12%
International Common Stocks — 65.65%
Africa 4.92%
1,264,736	Randgold Resources Limited, ADR	$28,073,423	$151,249,778
Australia 7.15%
5,106,092	Newcrest Mining Limited	155,393,729	140,088,973
10,490,230	CGA Mining Limited (a)(b)	20,802,617	31,794,935
4,118,481	Kingsgate Consolidated Limited	18,612,918	23,470,782
2,613,520	Medusa Mining Limited	12,846,050	16,549,079
11,322,505	Intrepid Mines Limited (a)	15,768,312	3,996,130
9,288,115	St. Augustine Gold and Copper Limited (a)(c)	9,748,196	3,948,633
		233,171,822	219,848,532
Canada 36.45%
4,100,010	Agnico-Eagle Mines Limited	196,140,991	231,268,945
3,743,920	Goldcorp, Inc.	124,274,052	169,337,502
13,800,672	Kinross Gold Corporation	184,653,009	137,868,713
2,971,546	Barrick Gold Corporation	103,411,744	120,347,613
6,901,692	IAMGOLD Corporation	43,187,558	107,008,329
5,618,531	New Gold, Inc. (a)	9,958,018	65,700,338
1,003,033	Franco-Nevada Corporation	17,431,540	57,701,738
5,274,540	Osisko Mining Corporation (a)(b)	41,215,497	51,758,765
2,558,657	Eldorado Gold Corporation	23,877,785	37,777,110
2,369,196	Dundee Precious Metals, Inc. (a)(b)	4,668,150	21,779,445
744,260	Detour Gold Corporation (a)(b)	16,953,437	20,949,761
4,409,900	SEMAFO, Inc.	18,148,387	17,644,893
2,815,100	Alacer Gold Corporation (a)	12,734,387	15,431,377
2,794,800	Rainy River Resources Limited (a)	15,643,750	15,208,275
5,451,680	Gabriel Resources Limited (a)	32,031,903	13,197,025
13,688,820	Lake Shore Gold Corporation (a)	47,294,893	10,954,342
2,304,450	Aurizon Mines Limited (a)	2,313,396	10,534,497
3,328,213	Guyana Goldfields, Inc. (a)	15,755,624	9,887,759
3,307,970	Orezone Gold Corporation (a)(b)	12,434,320	6,485,567
		922,128,441	1,120,841,994
Channel Island 0.12%
1,666,900	Lydian International Limited (a)	3,851,728	3,851,695

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Consolidated Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 65.65% — (continued)
Mexico 7.35%
4,197,841	Fresnillo PLC	$16,620,435	$129,969,989
1,915,577	Industrias Peñoles S.A.B. de C.V.	6,673,612	95,948,041
		23,294,047	225,918,030
South Africa 9.66%
4,228,440	AngloGold Ashanti Limited, ADR	154,471,203	143,682,391
6,921,044	Gold Fields Limited, ADR	93,344,394	86,582,260
8,064,515	Harmony Gold Mining Company Limited, ADR	81,951,256	66,935,475
		329,766,853	297,200,126
Total International Common Stocks		1,540,286,314	2,018,910,155
U.S. Common Stocks — 8.47%
Materials 8.47%
2,330,777	Newmont Mining Corporation	101,476,524	127,143,885
867,401	Royal Gold, Inc.	14,962,981	76,400,680
2,796,540	Tahoe Resources, Inc. (a)(b)	38,160,239	56,954,641
Total U.S. Common Stocks		154,599,744	260,499,206
Total Common Stocks		1,694,886,058	2,279,409,361
International Preferred Stock — 0.16%
South Africa 0.16%
120,000	AngloGold Ashanti Holdings Finance PLC 6.00% (d)	6,000,000	4,851,600
Investment Company — 0.01%
464,505	State Street Institutional U.S. Government Money Market Fund, Institutional Class	464,505	464,505
Warrants — 0.00%
Canada — 0.00%
5,500,000	Great Basin Gold Limited Warrant expire 03/30/14 (a)(h)	664,820	0
500,000	St. Augustine Gold & Copper Warrant expire 11/17/12 (a)(c)(e)	0	0
Total Warrants		664,820	0

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Gold Fund

OUNCES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commodity — 18.76%
335,178	Gold bullion (a)	$183,135,784	$576,941,473
PRINCIPAL
International Convertible Bonds — 0.98%
Canada 0.98%
30,000,000	Detour Gold Corporation USD5.50% due 11/30/17 (e)(f)	30,000,000	30,000,000
South Africa 0.00%
2,000,000	Great Basin Gold Limited CAD8.00% due 11/30/14 (b)(e)(g)(h)(i)	1,900,057	0
Total International Convertible Bonds		31,900,057	30,000,000
U.S. Treasury Bills — 0.44%
$4,813,000	U.S. Treasury Bill 0.07% due 01/03/13	4,812,453	4,812,346
1,485,000	U.S. Treasury Bill 0.09% due 02/07/13	1,484,636	1,484,556
3,614,000	U.S. Treasury Bill 0.10% due 01/24/13	3,613,199	3,613,219
3,614,000	U.S. Treasury Bill 0.11% due 02/21/13	3,612,763	3,612,706
Total U.S. Treasury Bills		13,523,051	13,522,827
Commercial Paper — 5.68%
International Commercial Paper — 1.66%
Australia 0.02%
499,000	Telstra Corporation Limited USD0.22% due 12/10/12	498,881	498,881
Canada 0.03%
883,000	Suncor Energy, Inc. USD0.32% due 11/16/12	882,882	882,882
France 0.20%
1,104,000	Sanofi USD0.14% due 11/13/12	1,103,949	1,103,949
1,993,000	Total SA USD0.13% due 11/15/12	1,992,899	1,992,899
3,081,000	Total SA USD0.14% due 12/18/12	3,080,437	3,080,437

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Consolidated Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 1.66% — (continued)
Germany 0.60%
2,164,000	BASF AG USD0.14% due 11/27/12	$2,163,781	$2,163,781
1,748,000	Henkel Corporation USD0.14% due 11/01/12	1,748,000	1,748,000
6,398,000	Siemens Company USD0.13% due 11/02/12	6,397,977	6,397,977
1,253,000	Siemens Company USD0.13% due 11/13/12	1,252,946	1,252,946
1,999,000	Siemens Company USD0.13% due 11/26/12	1,998,820	1,998,820
2,556,000	Siemens Company USD0.15% due 11/02/12	2,555,989	2,555,989
2,185,000	Siemens Company USD0.15% due 12/14/12	2,184,608	2,184,608
Italy 0.29%
3,789,000	Eni S.p.A. USD0.46% due 11/01/12	3,789,000	3,789,000
2,141,000	Eni S.p.A. USD0.61% due 11/08/12	2,140,750	2,140,750
3,081,000	Eni S.p.A. USD0.65% due 11/20/12	3,079,959	3,079,959
Japan 0.02%
661,000	Mitsui & Company Limited USD0.34% due 11/26/12	660,844	660,844
Switzerland 0.21%
1,807,000	ABB Limited USD0.22% due 12/10/12	1,806,569	1,806,569
1,003,000	ABB Limited USD0.22% due 12/13/12	1,002,743	1,002,743
661,000	Nestlé SA USD0.08% due 12/06/12	660,949	660,949
961,000	Nestlé SA USD0.15% due 01/15/13	960,700	960,742
771,000	Nestlé SA USD0.16% due 01/16/13	770,739	770,789
1,242,000	Nestlé SA USD0.16% due 01/29/13	1,241,509	1,241,534

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Gold Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 1.66% — (continued)
United Kingdom 0.29%
1,844,000	AstraZeneca PLC USD0.14% due 11/27/12	$1,843,814	$1,843,814
3,614,000	AstraZeneca PLC USD0.16% due 01/29/13	3,612,570	3,611,470
2,427,000	GlaxoSmithKline PLC USD0.12% due 11/05/12	2,426,968	2,426,968
1,104,000	GlaxoSmithKline PLC USD0.12% due 11/15/12	1,103,948	1,103,948
Total International Commercial Paper		50,962,231	50,961,248
U.S. Commercial Paper — 4.02%
$15,157,000	Apache Corporation 0.41% due 11/01/12	15,157,000	15,157,000
1,987,000	AutoZone, Inc. 0.38% due 11/09/12	1,986,837	1,986,837
1,807,000	Chevron Corporation 0.12% due 01/02/13	1,806,626	1,806,257
3,892,000	Chevron Corporation 0.14% due 12/03/12	3,891,516	3,891,516
961,000	Church & Dwight Company, Inc. 0.43% due 11/02/12	960,989	960,989
1,921,000	Coca-Cola Company 0.18% due 01/28/13	1,920,155	1,920,155
2,643,000	Coca-Cola Company 0.20% due 01/24/13	2,641,767	2,641,927
522,000	ConocoPhillips 0.15% due 11/20/12	521,959	521,959
1,667,000	Devon Energy Corporation 0.30% due 11/01/12	1,667,000	1,667,000
1,382,000	Devon Energy Corporation 0.30% due 11/02/12	1,381,988	1,381,988
1,278,000	Devon Energy Corporation 0.32% due 11/09/12	1,277,909	1,277,909
1,253,000	Devon Energy Corporation 0.32% due 11/19/12	1,252,799	1,252,799
1,482,000	Emerson Electric Company 0.12% due 11/27/12	1,481,871	1,481,871
1,914,000	Emerson Electric Company 0.12% due 11/28/12	1,913,828	1,913,828
1,541,000	Emerson Electric Company 0.12% due 12/27/12	1,540,712	1,540,712

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Consolidated Schedule of Investments | Year Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 4.02% — (continued)
$461,000	General Mills, Inc. 0.27% due 11/16/12	$460,948	$460,948
2,185,000	General Mills, Inc. 0.29% due 11/26/12	2,184,560	2,184,560
3,292,000	Google, Inc. 0.09% due 11/02/12	3,291,992	3,291,992
3,987,000	Google, Inc. 0.09% due 11/13/12	3,986,880	3,986,880
4,065,000	Google, Inc. 0.10% due 12/03/12	4,064,639	4,064,639
1,325,000	Google, Inc. 0.12% due 12/05/12	1,324,850	1,324,850
1,720,000	Johnson & Johnson 0.11% due 01/07/13	1,719,648	1,719,633
961,000	McDonald's Corporation 0.11% due 11/14/12	960,962	960,962
453,000	Medtronic, Inc. 0.14% due 01/25/13	452,850	452,737
1,748,000	Merck & Company, Inc. 0.13% due 12/05/12	1,747,785	1,747,785
8,741,000	Merck & Company, Inc. 0.13% due 12/12/12	8,739,706	8,739,706
4,324,000	Parker-Hannifin Corporation 0.13% due 11/06/12	4,323,922	4,323,922
1,200,000	Philip Morris International, Inc. 0.08% due 11/14/12	1,199,965	1,199,965
2,954,000	Philip Morris International, Inc. 0.11% due 11/20/12	2,953,828	2,953,828
961,000	Philip Morris International, Inc. 0.13% due 11/16/12	960,948	960,948
1,435,000	Praxair, Inc. 0.11% due 11/07/12	1,434,974	1,434,974
1,021,000	Precision Castparts Corporation 0.15% due 11/02/12	1,020,996	1,020,996
6,063,000	Precision Castparts Corporation 0.20% due 11/01/12	6,063,000	6,063,000
1,800,000	Proctor & Gamble Company 0.13% due 11/19/12	1,799,883	1,799,883
2,141,000	Stanley Black & Decker Inc. 0.31% due 11/06/12	2,140,908	2,140,908
631,000	Stanley Black & Decker Inc. 0.33% due 11/07/12	630,965	630,965

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Gold Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper — 4.02% — (continued)
$1,057,000	United Parcel Service, Inc. 0.04% due 11/19/12	$1,056,979	$1,056,979
760,000	United Parcel Service, Inc. 0.05% due 12/05/12	759,964	759,964
1,880,000	United Technologies Corporation 0.13% due 11/26/12	1,879,830	1,879,830
1,271,000	United Technologies Corporation 0.15% due 11/28/12	1,270,857	1,270,857
1,502,000	Verizon Communications, Inc. 0.33% due 11/13/12	1,501,835	1,501,835
302,000	Verizon Communications, Inc. 0.36% due 11/13/12	301,965	301,965
3,503,000	Verizon Communications, Inc. 0.36% due 12/04/12	3,501,876	3,501,876
1,140,000	Verizon Communications, Inc. 0.39% due 12/14/12	1,139,483	1,139,483
3,851,000	Wal-Mart Stores, Inc. 0.11% due 11/06/12	3,850,941	3,850,941
2,685,000	Wal-Mart Stores, Inc. 0.12% due 11/16/12	2,684,866	2,684,866
3,292,000	Walt Disney Company 0.12% due 11/14/12	3,291,857	3,291,857
250,000	Walt Disney Company 0.13% due 12/28/12	249,948	249,948
3,292,000	Walt Disney Company 0.15% due 12/17/12	3,291,369	3,291,369
6,584,000	Walt Disney Company 0.15% due 12/21/12	6,582,628	6,582,628
1,026,000	WellPoint, Inc. 0.25% due 01/14/13	1,025,473	1,025,316
480,000	WellPoint, Inc. 0.25% due 01/16/13	479,747	479,667
Total U.S. Commercial Paper		123,736,783	123,736,209
Total Commercial Paper		174,699,014	174,697,457
Total Investments — 100.15%		$2,105,273,289	3,079,887,223
Liabilities in Excess of Other Assets — (0.15)%			(4,626,858)
Net Assets — 100.00%			$3,075,260,365

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Consolidated Schedule of Investments | Year Ended October 31, 2012

  (a)  Non-income producing security/commodity.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

  (d)  This security is convertible until August 9, 2013.

  (e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $30,000,000 or 0.98% of net assets.

  (f)  This security is convertible until November 30, 2017.

  (g)  Security is deemed illiquid. At October 31, 2012, the value of these securities amounted to $0 or 0.00% of net assets.

  (h)  Issuer is in default.

  (i)  This security is convertible until November 30, 2014.

At October 31, 2012, aggregate cost for federal income tax purposes was $2,216,870,980. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,046,890,172
Gross unrealized depreciation	(183,873,928)
Net unrealized appreciation	$863,016,244

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

Currencies

CAD  — Canadian Dollar

USD  — United States Dollar

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	65.65%
Total International Common Stocks	65.65
U.S. Common Stocks
Materials	8.47
Total U.S. Common Stocks	8.47
International Preferred Stock
Materials	0.16
Total International Preferred Stock	0.16

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Gold Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Investment Company	0.01%
Warrants	0.00
Commodity	18.76
International Convertible Bonds
Materials	0.98
Total International Convertible Bonds	0.98
U.S. Treasury Bills	0.44
Commercial Paper
International Commercial Paper	1.66
U.S. Commercial Paper	4.02
Total Commercial Paper	5.68
Total Investments	100.15%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

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Fund Overview | Data as of October 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Income Builder seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^
	ONE-YEAR	THREE-YEARS	SINCE INCEPTION (05-01-12)
First Eagle Global Income Builder (A Shares)
without sales load	—	—	4.37%
with sales load	—	—	–0.88
MSCI World Index	9.45%	7.88%	1.53
Barclays Capital U.S. Corporate High Yield Bond Index	5.25	6.08	2.88

Asset Allocation**

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

Countries**
United States	54.98%
France	8.20
Canada	3.98
United Kingdom	3.68
Japan	3.49
Netherlands	3.09
Sweden	2.08
Italy	2.04
Switzerland	1.76
Singapore	1.60
Germany	1.39
Norway	1.06
Ireland	1.01
Austria	0.99
Hong Kong	0.78
Bermuda	0.67
Mexico	0.63
Belgium	0.57
Thailand	0.50
Spain	0.43
South Africa	0.42
Australia	0.38
South Korea	0.31
Greece	0.22
Israel	0.13

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Income Builder Fund

Growth of a $10,000 Initial Investment

  The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 1.30% for A Shares, 2.05% for C Shares, and 1.05% for I Shares with gross operating expenses of 1.62%, 2.37% and 1.37% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until December 2012. This expense limitation may be terminated by the Adviser in future years.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrad ARM passthroughs, ABS, and CMBS. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings**
Bi-Lo LLC 9.25% due 02/15/19 (U.S. food-retail company)	1.99%
HeidelbergCement Finance BV 8.50% due 10/31/19 (German building materials manufacturer)	1.88
Toys R Us Property Company I 10.75% due 07/15/17 (U.S. real estate management company)	1.85
ConocoPhillips (U.S. energy company)	1.72
Nestlé SA (Swiss food product manufacturer)	1.70
Sysco Corporation (U.S. food services distributor)	1.70
FirstEnergy Corporation (U.S. diversified energy company)	1.69
Microsoft Corporation (U.S. software developer)	1.66
Bouygues SA (French industrial company)	1.64
Total SA (French energy company)	1.64
Total	17.47%

**  Holdings in cash and commercial paper have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Global Income Builder Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 49.18%
U.S. Common Stocks — 20.25%
Consumer Discretionary 0.31%
19,094	H&R Block, Inc.	$323,132	$337,964
Consumer Staples 3.35%
58,603	Sysco Corporation	1,744,272	1,820,795
10,270	Lorillard, Inc.	1,263,252	1,191,423
5,541	Colgate-Palmolive Company	570,557	581,583
		3,578,081	3,593,801
Energy 2.09%
31,936	ConocoPhillips	1,797,462	1,847,498
8,347	Phillips 66	333,698	393,644
		2,131,160	2,241,142
Financials 3.44%
1,227,500	Frasers Commercial Trust, REIT	1,053,968	1,252,859
19,411	Plum Creek Timber Company, Inc., REIT	778,152	852,143
26,201	Weyerhaeuser Company, REIT	576,075	725,506
12,869	Cincinnati Financial Corporation	468,217	512,701
7,067	Rayonier, Inc., REIT	331,861	346,353
		3,208,273	3,689,562
Industrials 2.03%
9,505	3M Company	853,538	832,638
8,831	Lockheed Martin Corporation	790,089	827,200
7,647	Northrop Grumman Corporation	498,140	525,272
		2,141,767	2,185,110
Information Technology 5.76%
62,268	Microsoft Corporation	1,874,856	1,776,817
44,816	Linear Technology Corporation	1,429,921	1,400,948
61,589	Intel Corporation	1,549,157	1,331,862
25,600	Texas Instruments, Inc.	706,043	719,104
32,400	Cisco Systems, Inc.	599,569	555,336
6,883	Automatic Data Processing, Inc.	389,437	397,769
		6,548,983	6,181,836
Materials 0.77%
15,083	Newmont Mining Corporation	722,331	822,778
Utilities 2.50%
39,676	FirstEnergy Corporation	1,828,539	1,813,987
See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 20.25% — (continued)
Utilities 2.50% — (continued)
12,043	Entergy Corporation	$820,343	$874,081
		2,648,882	2,688,068
Total U.S. Common Stocks		21,302,609	21,740,261
International Common Stocks — 28.93%
Australia 0.36%
14,255	Newcrest Mining Limited	402,284	391,095
Austria 0.96%
17,373	OMV AG	586,251	635,424
3,948	Mayr Melnhof Karton AG	393,365	390,750
		979,616	1,026,174
Belgium 0.55%
7,962	Groupe Bruxelles Lambert SA	556,656	588,210
Canada 2.93%
90,974	Penn West Petroleum Limited	1,353,012	1,181,752
20,295	Barrick Gold Corporation	760,429	821,948
10,836	Agnico-Eagle Mines Limited	474,537	611,225
11,813	Goldcorp, Inc.	462,555	534,302
		3,050,533	3,149,227
France 6.40%
73,362	Bouygues SA	1,894,341	1,765,518
34,872	Total SA	1,695,221	1,755,789
16,129	Sanofi	1,275,123	1,418,748
12,477	Neopost SA	682,628	683,475
22,180	Carrefour SA	431,019	536,225
8,125	Ciments Francais SA	465,702	494,765
5,502	Legrand SA	177,909	212,085
		6,621,943	6,866,605
Germany 1.33%
21,278	Daimler AG	1,058,190	994,202
18,014	Hamburger Hafen und Logistik AG	431,998	437,728
		1,490,188	1,431,930
Greece 0.21%
33,961	Jumbo SA	148,295	224,642
Hong Kong 0.75%
136,000	Hopewell Holdings Limited	422,877	492,223
33,700	Guoco Group Limited	274,953	311,339

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Income Builder Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 28.93% — (continued)
Hong Kong 0.75% — (continued)
2,000	Great Eagle Holdings Limited	$6,201	$5,922
		704,031	809,484
Ireland 0.97%
56,059	CRH PLC	1,023,605	1,043,742
Israel 0.12%
10,507	Israel Chemicals Limited	111,889	131,434
Italy 1.96%
44,465	Eni S.p.A	981,748	1,021,355
389,133	Italcementi S.p.A. RSP	1,014,887	994,270
11,171	Recordati S.p.A.	74,930	89,468
		2,071,565	2,105,093
Japan 3.36%
66,700	Hoya Corporation	1,462,878	1,349,871
14,000	Ono Pharmaceutical Company Limited	827,532	845,085
17,000	Astellas Pharma, Inc.	777,775	844,145
31,100	NKSJ Holdings, Inc.	611,172	566,694
		3,679,357	3,605,795
Mexico 0.61%
21,120	Fresnillo PLC	508,722	653,900
Netherlands 1.09%
7,854	HAL Trust	879,891	908,648
9,400	Sligro Food Group NV	242,931	256,028
		1,122,822	1,164,676
Norway 0.53%
72,571	Orkla ASA	520,037	573,981
Singapore 0.54%
251,000	Singapore Airport Terminal Services Limited	548,026	574,102
South Africa 0.41%
12,788	AngloGold Ashanti Limited, ADR	433,827	434,536
South Korea 0.30%
4,200	KT&G Corporation	332,483	320,026
Spain 0.41%
9,368	Red Electrica Corporation SA	392,292	439,537
Sweden 0.84%
42,247	Investor AB, Class 'A'	822,278	903,478

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 28.93% — (continued)
Switzerland 1.70%
28,683	Nestlé SA	$1,776,792	$1,821,485
Thailand 0.48%
1,448,000	Thai Beverage PCL	400,136	516,380
United Kingdom 2.12%
284,075	WM Morrison Supermarkets PLC	1,273,192	1,227,857
47,040	GlaxoSmithKline PLC	1,086,558	1,052,275
		2,359,750	2,280,132
Total International Common Stocks		30,057,127	31,055,664
Total Common Stocks		51,359,736	52,795,925
Closed-End Mutual Fund — 0.99%
Singapore 0.99%
2,314,200	Macquarie International Infrastructure Fund Limited	1,030,804	1,062,430
PRINCIPAL
Bonds — 37.45%
U.S. Convertible Bond — 1.01%
$1,153,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (a)	1,075,184	1,080,937
U.S. Corporate Bonds — 28.47%
1,065,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	1,135,233	1,152,863
857,000	Aleris International, Inc. 7.875% due 11/01/20 (b)	857,000	855,929
900,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	911,733	894,375
575,000	American Axle & Manufacturing, Inc. 7.875% due 03/01/17	593,852	597,281
1,075,000	Basic Energy Services, Inc. 7.75% due 02/15/19	1,071,905	1,075,000
475,000	Basic Energy Services, Inc. 7.75% due 10/15/22 (b)	475,000	463,125
2,030,000	Bi-Lo LLC 9.25% due 02/15/19 (b)	2,168,215	2,136,575
500,000	Carrizo Oil & Gas, Inc. 7.50% due 09/15/20	510,425	512,500
900,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	947,622	974,250

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Income Builder Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 28.47% — (continued)
$250,000	CCO Holdings LLC 7.375% due 06/01/20	$272,532	$281,250
850,000	Chesapeake Energy Corporation 9.50% due 02/15/15	907,153	956,250
780,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (b)	875,555	902,850
1,355,000	CommScope, Inc. 8.25% due 01/15/19 (b)	1,448,793	1,466,788
1,450,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (b)	1,455,861	1,450,000
375,000	Everest Acquisition LLC 6.875% due 05/01/19 (b)	395,182	406,875
1,200,000	Everest Acquisition LLC 7.75% due 09/01/22 (b)	1,217,827	1,248,000
975,000	Fiesta Restaurant Group, Inc. 8.875% due 08/15/16	1,039,498	1,044,469
750,000	Frontier Communications Corporation 8.50% due 04/15/20	815,049	870,000
525,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	558,505	567,000
550,000	International Lease Finance Corporation 6.25% due 05/15/19	558,013	595,513
1,550,000	Mead Products 6.75% due 04/30/20 (b)	1,596,251	1,590,687
850,000	PHH Corporation 7.375% due 09/01/19	857,752	913,750
350,000	PHH Corporation 9.25% due 03/01/16	362,542	406,000
1,175,000	SandRidge Energy, Inc. 7.50% due 02/15/23 (b)	1,198,125	1,222,000
1,350,000	STHI Holding Corporation 8.00% due 03/15/18 (b)	1,454,524	1,451,250
1,800,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (b)	1,923,529	1,926,000
1,825,000	Toys R Us Property Company I 10.75% due 07/15/17	1,984,574	1,982,406
455,000	Toys R Us Property Company II 8.50% due 12/01/17	472,732	490,831
1,500,000	Tronox Finance LLC 6.375% due 08/15/20 (b)	1,517,673	1,501,875
600,000	Wolverine World Wide, Inc. 6.125% due 10/15/20 (b)	610,778	627,750
		30,193,433	30,563,442
Total U.S. Corporate Bonds		31,268,617	31,644,379

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 7.97%
Bermuda 0.64%
625,000 USD	Aircastle Limited 7.625% due 04/15/20	$649,877	$693,750
Canada 0.90%
500,000 USD	New Gold, Inc. 7.00% due 04/15/20 (b)	516,449	532,500
400,000 USD	Precision Drilling Corporation 6.625% due 11/15/20	400,951	430,000
		917,400	962,500
France 1.49%
1,550,000 USD	Rexel SA 6.125% due 12/15/19 (b)	1,592,357	1,596,500
Netherlands 1.88%
1,300,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19	1,904,125	2,021,381
Norway 0.49%
550,000 USD	Eksportfinans ASA 2.00% due 09/15/15	497,892	522,858
Sweden 1.16%
850,000 EUR	Eileme 2 AB 11.75% due 01/31/20 (b)	1,171,168	1,241,359
United Kingdom 1.41%
1,400,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (b)	1,498,926	1,515,500
Total International Corporate Bonds		8,231,745	8,553,848
Total Bonds		39,500,362	40,198,227
Term Loans — 3.14%
$1,500,000	Fortescue Metals Group 0.00% - 5.25% due 10/05/17 (c)(d)	1,490,015	1,496,250
1,296,742	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 02/13/19	1,257,782	1,265,620
600,000	Van Wagner Communications, Term Loan B 8.25% due 08/03/18	588,243	613,500
Total Term Loans		3,336,040	3,375,370
Commercial Paper — 5.41%
International Commercial Paper — 0.77%
Italy 0.77%
825,000 USD	Eni S.p.A. 0.46% due 11/01/12	825,000	825,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Income Builder Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 5.41% — (continued)
U.S. Commercial Paper — 4.64%
$3,302,000	Apache Corporation 0.41% due 11/01/12	$3,302,000	$3,302,000
363,000	Devon Energy Corporation 0.30% due 11/01/12	363,000	363,000
1,321,000	Precision Castparts Corporation 0.20% due 11/01/12	1,321,000	1,321,000
Total U.S. Commercial Paper		4,986,000	4,986,000
Total Commercial Paper		5,811,000	5,811,000
Total Investments — 96.17%		$101,037,942	103,242,952
Other Assets in Excess of Liabilities — 3.83%			4,110,446
Net Assets — 100.00%			$107,353,398

  (a)  This security is convertible until April 30, 2015.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  All or a portion of the security represents unsettled loan positions.

  (d)  At October 31, 2012, all or a portion of the security was segregated to cover collateral requirements for extended trade settlements.

At October 31, 2012, aggregate cost for federal income tax purposes was $101,449,073. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,036,902
Gross unrealized depreciation	(1,243,023)
Net unrealized appreciation	$1,793,879

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

USD  — United States Dollar

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2012	UNREALIZED APPRECIATION AT OCTOBER 31, 2012	UNREALIZED DEPRECIATION AT OCTOBER 31, 2012
02/20/13	1,216,000	Euro	$1,534,913	$1,578,295	$—	$(43,382)
03/21/13	758,000	Euro	973,090	984,466	—	(11,376)
04/17/13	864,000	Euro	1,118,893	1,122,420	—	(3,527)
06/19/13	3,443,000	Euro	4,355,992	4,473,540	—	(117,548)
			$7,982,888	$8,158,721	$—	$(175,833)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	0.31%
Consumer Staples	3.35
Energy	2.09
Financials	3.44
Industrials	2.03
Information Technology	5.76
Materials	0.77
Utilities	2.50
Total U.S. Common Stocks	20.25
International Common Stocks
Consumer Discretionary	1.13
Consumer Staples	4.36
Energy	4.28
Financials	3.07
Health Care	3.95
Industrials	3.77
Information Technology	1.90
Materials	6.06
Utilities	0.41
Total International Common Stocks	28.93
Closed End Mutual Fund	0.99

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Income Builder Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
U.S. Convertible Bond
Industrials	1.01%
Total U.S. Convertible Bond	1.01
U.S. Corporate Bonds
Consumer Discretionary	6.68
Consumer Staples	1.99
Energy	8.58
Financials	3.80
Health Care	1.35
Industrials	2.83
Materials	0.80
Telecommunication Services	2.44
Total U.S. Corporate Bonds	28.47
International Corporate Bonds
Consumer Discretionary	1.41
Energy	0.40
Financials	1.13
Industrials	1.49
Materials	2.38
Telecommunication Services	1.16
Total International Corporate Bonds	7.97
Term Loans	3.14
Commercial Paper
International Commercial Paper	0.77
U.S. Commercial Paper	4.64
Total Commercial Paper	5.41
Total Investments	96.17%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the High Yield Team Portfolio Managers

Market Overview

The year that ended October 31, 2012 was a strong year for the high-yield market. Market returns, as measured by the Barclays High Yield Index, were 13.61% over the 12-month period. This performance was generated in an environment characterized by slow yet steady credit improvement, historically low U.S. corporate default rates (3.00%)1, an open primary issue market, and generally healthy deal structures which saw only marginal erosion through the year.

Despite the relatively low volatility versus recent years, spreads widened meaningfully this past May and early June following the failure of Greece to form a coalition government. This latest episode of European-generated market instability subsided in July when the chairman of the European Central Bank (ECB) said the ECB would do "whatever it takes" to save the Euro. While we still see the prospect of increasing volatility driven by negative news coming out of Europe, the potential for a disorderly sale of assets by European lenders appears to have moderated.

Primary market deal activity increased markedly through fiscal year end as spreads and risk tolerance returned to earlier pre-Greece levels. Accordingly, issuers and underwriters attempted to relax covenants and deal structures amid continued investor demand for yield. As a result, deal quality eroded somewhat as we began to see pockets of increased equity-friendly issues amid unattractive payment-in-kind ('PIK') and toggle structures. This is something that we expect to persist as we move through the credit cycle. All told, we believe deal quality is acceptable as the pace of quality erosion remains moderate.

Even with this relatively healthy environment, the latter half of this fiscal year was dominated by a debate regarding the health of the U.S. high yield market. Low yields led many to question whether this market was approaching bubble proportions. This is understandable given that yields are near all-time lows and bond issuance approached historic highs. While it is true that absolute yields are near lows, spreads over low-yielding treasuries approximated 540 bps, close to the long-term historic average. Bubble talk is a bit premature as we believe signs point to a continued benign credit environment with defaults remaining subdued, market risk remaining adequately priced and primary deal quality remaining satisfactory.

1  Standard and Poor's, U.S. Corporate Default Rate Forecasted To Rise To 3.7% By Third-Quarter 2013 November 2012. Standardandpoors.com

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the High Yield Team Portfolio Managers (continued)

In short, the year that ended October 31, 2012 was typical of the historical patterns in the stability phase of the credit cycle — a slow, gradual move towards tighter spreads and, eventually, a slow, incremental path towards eroding deal quality.

As we look towards next year, we remain optimistic about high yield as market conditions appear stable. The Fed has committed to remain accommodative until early 20152, deals continue to come to market with adequate covenant protection and structure and corporations generally remain cautious in their capital allocation decisions.

Nonetheless, we continue to monitor the global economic environment. Although factors as we understand them today point to a relatively stable high yield market, the future remains uncertain. To that end, we continue to monitor the potential for continued sovereign debt instability in the Eurozone. In China, we are paying close attention to the pace of economic weakness amid the leadership transfer. And in the U.S. we are hopeful that the Democrat-led Senate and Republican-led House of Representatives will develop a meaningful compromise that addresses the looming "fiscal cliff" and steers the country towards a future with less fiscal uncertainty.

While the general high yield investing environment remains strong, we continue to believe that returns could moderate in 2013. Given the bond price appreciation we saw during this fiscal year, it is likely that next year's high yield returns may be driven by the accrual of coupon income — as is typical in a stable yet benign credit environment.

Portfolio Review

As of October 31st, 2012, we favored B-rated issues, which accounted for more than half of the Fund's assets because the B credit tier is more credit sensitive than the more interest rate-sensitive BBs and has historically performed better

2  September 13, 2012 Federal Reserve Press Release http://www.federalreserve.gov/newsevents/press/monetary/20120913a.htm

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the High Yield Team Portfolio Managers (continued)

in a benign credit environment. Although we do not manage our investments on the basis of interest rate movements, we have found what we view as attractive opportunities in leveraged loans, which typically offer a floating interest rate tied to LIBOR. As of October 31st, our investments in loans accounted for 10% of the portfolio.

We continue to invest based on where we anticipate attractive returns with what we believe to be appropriate risk.

We also found opportunities in Europe. As the year closed, 16% of our portfolio was invested in Western and Northern European companies with significant global operations.

We appreciate your confidence and thank you for your support.

Edward Meigs	Sean Slein
Portfolio Manager	Portfolio Manager

December 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from the High Yield Team Portfolio Managers (continued)

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

The commentary represents the opinion of the First Eagle High Yield Fund Portfolio Managers as of December 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

*Class I Shares require $1mm minimum investment, and are offered without sales charge. Had fees not been waived and/or expenses reimbursed, the performance would have been lower. The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 1.25% for A Shares, and 2.00% for C Shares, with gross operating expenses of 1.26%, 1.51%, and 2.26% respectively. Gross operating expenses are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until 2013 for I-Shares, and until 2012 for A and C Shares. The expense limitation may be terminated by the Adviser in future years.

The Fund commenced operations in its present form on or about December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for the predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Management's Discussion of Fund Performance

First Eagle High Yield Fund

The NAV of the First Eagle High Yield Fund's Class 'I' shares rose 13.07% through October 31, 2012, while the Barclays Capital U.S. Corporate High Yield Index rose 13.61% over the same period. The Fund held 3.93% in cash and cash equivalents on October 31, 2012.

The five largest contributors to the performance of the First Eagle High Yield Fund over the period were The Bon-Ton Department Stores, Inc., Alliance One International, Inc., Shea Homes LP, Cleaver-Brooks, Inc. and Bi-Lo LLC, collectively accounting for 1.55 percentage points of the year's performance.

The five largest detractors to the fund were Midwest Vanadium Pty Limited, FCC Holdings LLC, AK Steel Corporation, Navistar International Corporation and OGX Austria GmbH. Their combined negative performance over the twelve-month period subtracted 62 basis points from the Fund's performance.

As of October 31, 2012, the First Eagle High Yield Fund was 100% hedged against the Euro.

The Fund invests in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than high rated fixed income securities. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

There are risks associated with investing in securities of non-U.S. countries such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains.

All investments involve the risk of loss.

Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund is primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund Overview | Data as of October 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

First Eagle High Yield Fund seeks to provide investors with a high level of current income by investing at least 80% of its net assets in high yield, below investment-grade instruments, or other instruments.

Average Annual Returns^
	ONE-YEAR	THREE-YEARS	SINCE INCEPTION (11-19-07)
First Eagle High Yield Fund I Shares	13.07%	11.96%	13.09%
Barclays Capital U.S. Corporate High Yield Bond Index	13.61	12.56	10.08

Asset Allocation*

Countries**
United States	71.61%
Bermuda	3.28
Canada	2.95
Cayman Islands	2.85
United Kingdom	2.63
Germany	2.12
Australia	1.99
Netherlands	1.76
Norway	1.61
Sweden	1.52
Ireland	1.32
Austria	0.98
France	0.78
Luxembourg	0.67

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

High Yield Fund

Growth of a $10,000 Initial Investment*

  The Adviser has contractually agreed to limit operating expenses of the Fund to an annual rate of 0.80% for I Shares, 0.95% for A Shares, and 1.66% for C Shares, with gross operating expenses of 1.05%, 1.12%, and 1.83% respectively. This limitation excludes certain expenses as described in the Fees and Expenses section of the prospectus. This limitation will continue until 2013 for I-Shares, and until 2012 for A and C Shares. These expense limitations may be terminated by the Adviser in future years.

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class I Shares do not give effect to the deduction of a maximum sales charge.

The Barclays Capital U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt, is unmanaged, with dividends reinvested, and is not available for purchase. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The index is presented here for comparison purposes only. One cannot invest directly in an index.

Top 10 Holdings*
Bi-Lo LLC (U.S. food-retail company)	2.07%
Toys R Us Property Company I (U.S. real estate management company)	1.95
Citgo Petroleum Corporation (U.S. refiner and marketer of transportation fuels)	1.77
HeidelbergCement Finance BV (German building materials manufacturer)	1.75
Appleton Papers, Inc. (U.S. paper and related production manufacturer)	1.69
Tower Automotive Holdings USA (U.S. consumer discretionary-automotive company)	1.62
ROC Finance (U.S. special purpose finance company)	1.60
Eksportfinans ASA (Norwegian financing company)	1.59
Roundy's Supermarkets, Inc.,Term Loan B (U.S. wholesale grocery company)	1.57
Offshore Group Investment Limited (Cayman Island energy company)	1.50
Total	17.11%

*  Holdings in cash and commercial paper have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Bonds — 83.83%
U.S. Convertible Bond — 0.95%
$6,483,000	Advanced Micro Devices, Inc. 6.00% due 05/01/15 (a)	$6,045,472	$6,077,813
U.S. Corporate Bonds — 61.27%
1,847,000	Air Lease Corporation 5.625% due 04/01/17 (b)	1,845,886	1,902,410
4,485,000	Air Medical Group Holdings, Inc. 9.25% due 11/01/18	4,775,224	4,855,012
2,800,000	AK Steel Corporation 8.375% due 04/01/22	2,810,784	2,380,000
8,931,000	Alliance One International, Inc. 10.00% due 07/15/16	8,951,623	9,265,912
4,821,000	Aleris International, Inc. 7.875% due 11/01/20 (b)	4,821,000	4,814,974
2,100,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	2,111,733	2,086,875
3,049,000	American Axle & Manufacturing, Inc. 7.875% due 03/01/17	3,144,564	3,167,149
10,175,000	Appleton Papers, Inc. 10.50% due 06/15/15 (b)	10,677,561	10,836,375
2,950,000	Atwood Oceanics, Inc. 6.50% due 02/01/20	3,086,741	3,186,000
5,238,000	Basic Energy Services, Inc. 7.75% due 02/15/19	5,162,148	5,238,000
3,475,000	Basic Energy Services, Inc. 7.75% due 10/15/22 (b)	3,475,000	3,388,125
12,645,000	Bi-Lo LLC 9.25% due 02/15/19 (b)	13,431,891	13,308,862
1,951,000	Bon-Ton Department Stores, Inc. 10.25% due 03/15/14	1,835,341	1,916,858
5,410,000	Bon-Ton Stores, Inc. 10.625% due 07/15/17 (b)	4,085,843	4,983,962
7,687,800	Brickman Group Holdings, Inc. 9.125% due 11/01/18 (b)	7,697,000	7,889,605
7,625,000	Carrizo Oil & Gas, Inc. 8.625% due 10/15/18	7,939,329	8,254,062
441,000	CCO Holdings LLC 6.625% due 01/31/22	457,504	480,690
4,150,000	CCO Holdings LLC 7.375% due 06/01/20	4,464,287	4,668,750
8,365,000	Chesapeake Energy Corporation 9.50% due 02/15/15	8,766,982	9,410,625

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 61.27% — (continued)
$2,485,500	Chesapeake Midstream Partners L.P. 6.125% due 07/15/22	$2,413,077	$2,640,844
9,810,000	Citgo Petroleum Corporation 11.50% due 07/01/17 (b)	10,917,408	11,355,075
4,600,000	Clear Channel Worldwide Holdings, Inc. Series 'B' 9.25% due 12/15/17	4,922,363	4,945,000
8,714,000	Cleaver-Brooks, Inc. 12.25% due 05/01/16 (b)	9,130,019	9,378,442
2,150,000	Cloud Peak Energy Resources 8.25% due 12/15/17	2,283,131	2,338,125
110,000	Cloud Peak Energy Resources 8.50% due 12/15/19	110,819	121,825
7,573,000	CommScope, Inc. 8.25% due 01/15/19 (b)	7,991,293	8,197,772
8,333,000	Drill Rigs Holdings, Inc. 6.50% due 10/01/17 (b)	8,430,009	8,333,000
4,400,000	DriveTime Automotive Group, Inc. 12.625% due 06/15/17	4,777,246	5,208,500
2,800,000	E*Trade Financial Corporation 6.75% due 06/01/16	2,829,500	2,989,000
1,325,000	EP Energy LLC 6.875% due 05/01/19 (b)	1,354,782	1,437,625
4,000,000	EP Energy LLC 9.375% due 05/01/20 (b)	4,053,514	4,440,000
3,671,000	Equinox Holdings, Inc. 9.50% due 02/01/16 (b)	3,860,212	3,918,793
6,320,000	Fiesta Restaurant Group, Inc. 8.875% due 08/15/16	6,656,088	6,770,300
5,550,000	Frontier Communications Corporation 8.50% due 04/15/20	5,802,358	6,438,000
6,107,000	Goodman Networks, Inc. 12.375% due 07/01/18 (b)	6,293,621	6,725,334
6,970,000	Headwaters, Inc. 7.625% due 04/01/19	6,899,165	7,161,675
1,550,000	Hughes Satellite Systems Corporation 6.50% due 06/15/19	1,606,158	1,666,250
3,000,000	Huntington Ingalls Industries, Inc. 6.875% due 03/15/18	3,151,893	3,255,000
3,762,000	Huntington Ingalls Industries, Inc. 7.125% due 03/15/21	3,963,204	4,062,960
3,350,000	Interface, Inc. 7.625% due 12/01/18	3,595,752	3,638,938

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 61.27% — (continued)
$2,000,000	International Lease Finance Corporation 5.875% due 04/01/19	$2,000,000	$2,128,838
5,210,000	International Lease Finance Corporation 6.25% due 05/15/19	5,321,447	5,641,133
2,000,000	International Lease Finance Corporation 8.625% due 09/15/15	2,158,541	2,259,500
5,937,000	JMC Steel Group 8.25% due 03/15/18 (b)	6,081,652	6,055,740
8,373,000	Kemet Corporation 10.50% due 05/01/18	8,625,186	8,383,466
3,646,000	Kraton Polymers 6.75% due 03/01/19	3,735,834	3,773,610
3,500,000	Landry's, Inc. 9.375% due 05/01/20 (b)	3,530,868	3,705,625
2,300,000	Linn Energy 6.25% due 11/01/19 (b)	2,257,597	2,311,500
2,470,000	Manitowoc Company, Inc. 9.50% due 02/15/18	2,682,653	2,772,575
5,040,000	Mcron Finance Corporation 8.375% due 05/15/19 (b)	5,111,476	5,203,800
4,400,000	Mead Products 6.75% due 04/30/20 (b)	4,526,569	4,515,500
3,626,000	Midwest Gaming Borrower 11.625% due 04/15/16 (b)	3,939,188	3,988,600
9,372,000	New Albertsons, Inc. 7.25% due 05/01/13	9,280,395	9,430,575
311,000	Omega Healthcare Investors, Inc. 6.75% due 10/15/22	309,795	340,545
2,000,000	Omega Healthcare Investors, Inc. 7.50% due 02/15/20	2,144,794	2,210,000
4,300,000	Parker Drilling Company 9.125% due 04/01/18	4,525,046	4,622,500
3,169,000	PHH Corporation 9.25% due 03/01/16	3,209,696	3,676,040
1,600,000	Polypore International, Inc. 7.50% due 11/15/17	1,665,520	1,736,000
3,750,000	Post Holdings, Inc. 7.375% due 02/15/22 (b)	3,891,719	3,998,438
3,729,000	Quality Distribution 9.875% due 11/01/18	4,044,342	4,092,578
5,386,000	Radio Systems Corporation 8.375% due 11/01/19 (b)	5,473,737	5,507,185

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Corporate Bonds — 61.27% — (continued)
$8,846,000	ROC Finance 12.125% due 09/01/18 (b)	$10,052,363	$10,261,360
3,950,000	Samson Investment Company 9.75% due 02/15/20 (b)	4,072,901	4,187,000
6,025,000	SandRidge Energy, Inc. 7.50% due 02/15/23 (b)	6,049,610	6,266,000
2,690,000	Shea Homes L.P. 8.625% due 05/15/19	2,724,303	3,006,075
5,495,326	Sheridan Group, Inc. 12.50% due 04/15/14	4,808,384	4,588,597
2,982,000	STHI Holding Corporation 8.00% due 03/15/18 (b)	3,160,244	3,205,650
4,017,000	Sugarhouse HSP Gaming Prop Mezz L.P. 8.625% due 04/15/16 (b)	4,211,471	4,323,296
2,560,000	Taminco Global Chemical Corporation 9.75% due 03/31/20 (b)	2,643,156	2,790,400
7,776,000	Taylor Morrison Communities, Inc. 7.75% due 04/15/20 (b)	8,076,236	8,320,320
9,553,000	Tower Automotive Holdings USA 10.625% due 09/01/17 (b)	10,342,525	10,424,711
11,531,000	Toys R Us Property Company I 10.75% due 07/15/17	12,492,745	12,525,549
1,745,000	Toys R Us Property Company II 8.50% due 12/01/17	1,821,733	1,882,419
1,350,000	Toys R Us, Inc. 7.375% due 10/15/18	1,205,286	1,208,250
1,913,000	Toys R Us, Inc. 10.375% due 08/15/17 (b)	1,969,764	1,965,608
8,432,000	Tronox Finance LLC 6.375% due 08/15/20 (b)	8,513,883	8,442,540
500,000	United Rentals North America, Inc. 10.875% due 06/15/16	542,892	557,500
4,650,000	UR Financing Escrow Corporation 7.375% due 05/15/20 (b)	4,725,547	5,051,062
200,000	UR Financing Escrow Corporation 7.625% due 04/15/22 (b)	200,000	219,750
3,064,000	Wolverine World Wide, Inc. 6.125% due 10/15/20 (b)	3,119,037	3,205,710
4,333,000	Yankee Candle Company, Inc. Series 'B' 9.75% due 02/15/17	4,511,591	4,511,736
2,839,000	YCC Holdings 10.25% due 02/15/16 (c)	2,819,128	2,949,011
Total U.S. Corporate Bonds		383,160,907	393,302,996

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 21.61%
Australia 1.97%
5,700,000 USD	FMG Resources 8.25% due 11/01/19 (b)	$5,899,303	$5,728,500
6,706,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (b)	6,864,600	6,907,180
		12,763,903	12,635,680
Austria 0.97%
2,326,000 USD	OGX Austria GmbH 8.375% due 04/01/22 (b)	2,323,089	1,959,655
4,889,000 USD	OGX Austria GmbH 8.50% due 06/01/18 (b)	4,476,107	4,290,097
		6,799,196	6,249,752
Bermuda 3.25%
4,025,000 USD	Aircastle Limited 7.625% due 04/15/20	4,071,857	4,467,750
2,305,000 USD	Aircastle Limited 9.75% due 08/01/18	2,511,010	2,619,056
8,750,000 USD	Ship Finance International Limited 8.50% due 12/15/13	8,737,936	8,804,687
4,785,000 USD	Viking Cruises, Limited 8.50% due 10/15/22 (b)	4,827,925	4,964,438
		20,148,728	20,855,931
Canada 2.39%
1,914,000 USD	Mood Media Corporation 9.25% due 10/15/20	1,924,736	1,947,495
3,792,000 USD	New Gold, Inc. 7.00% due 04/15/20 (b)	3,861,986	4,038,480
4,729,000 USD	PetroBakken Energy Limited 8.625% due 02/01/20 (b)	4,735,816	4,847,225
600,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	607,665	637,500
2,550,000 USD	Thompson Creek Metals Company, Inc. 7.375% due 06/01/18	2,229,196	2,027,250
2,000,000 USD	Thompson Creek Metals Company, Inc. 12.50% due 05/01/19	2,016,530	1,880,000
		15,375,929	15,377,950
Cayman Islands 2.83%
4,850,000 USD	Marfrig Overseas Limited 9.50% due 05/04/20 (b)	4,250,901	4,316,500
9,700,000 USD	Offshore Group Investment Limited 7.50% due 11/01/19 (b)	9,706,128	9,603,000

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Bonds — 21.61% — (continued)
Cayman Islands 2.83% — (continued)
3,730,000 USD	RDS Ultra-Deepwater Limited 11.875% due 03/15/17 (b)	$4,069,113	$4,224,225
		18,026,142	18,143,725
France 0.77%
4,805,000 USD	Rexel SA 6.125% due 12/15/19 (b)	4,861,395	4,949,150
Ireland 1.31%
8,031,000 USD	Ardagh Packaging Finance PLC 9.125% due 10/15/20 (b)	8,347,360	8,402,395
Luxembourg 0.66%
3,990,000 USD	Dematic SA 8.75% due 05/01/16 (b)	4,159,703	4,254,337
Netherlands 1.75%
7,215,000 EUR	HeidelbergCement Finance BV 8.50% due 10/31/19	10,539,109	11,218,665
Norway 1.59%
10,755,000 USD	Eksportfinans ASA 2.00% due 09/15/15	9,724,653	10,224,252
Sweden 1.51%
642,275 USD	Eileme 1 AB 14.25% due 08/15/20 (b)(c)	613,601	677,600
2,850,000 USD	Eileme 2 AB 11.625% due 01/31/20 (b)	2,950,419	3,231,188
3,950,000 EUR	Eileme 2 AB 11.75% due 01/31/20 (b)	5,218,827	5,768,667
		8,782,847	9,677,455
United Kingdom 2.61%
4,400,000 USD	Ineos Finance PLC 8.375% due 02/15/19 (b)	4,587,687	4,636,500
5,700,000 USD	Jaguar Land Rover PLC 8.125% due 05/15/21 (b)	5,886,438	6,170,250
5,200,000 USD	Viridian Group FundCo II 11.125% due 04/01/17 (b)	5,016,908	5,278,000
500,000	Viridian Group FundCo II EUR11.125% due 04/01/17 (b)	594,326	674,440
		16,085,359	16,759,190
Total International Corporate Bonds		135,614,324	138,748,482
Total Bonds		524,820,703	538,129,291

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

High Yield Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Term Loans — 11.37%
$478,000	BJ's Wholesale Club, Inc. 9.75% due 09/18/20	$473,252	$489,114
2,887,500	Cannery Casino Resorts LLC Term Loan B 6.00% due 09/25/18	2,858,987	2,905,547
4,812,500	Cannery Casino Resorts LLC, Second Lien Term Loan 10.00% due 09/25/19	4,717,237	4,692,187
457,249	Chesapeake Energy Corporation, Unsecured Term Loan 8.50% due 12/02/17	444,286	458,900
3,342,000	Essar Steel Algoma, Inc., ABL Term Loan 8.75% due 09/20/14	3,277,934	3,383,775
7,000,000	Fortescue Metals Group 0.00% - 5.25% due 10/05/17 (d)(e)	6,953,500	6,982,500
8,513,662	Grohe Holding GMBH, Term Loan B 6.75% due 05/16/17	8,439,625	8,556,231
3,731,250	Landry's Restaurants, Inc., Term Loan B 6.50% due 04/24/18	3,679,254	3,777,115
8,800,000	Party City Holdings, Inc. 0.00% - 5.75% due 07/27/19 (d)(e)	8,907,737	8,895,700
10,318,075	Roundy's Supermarkets, Inc., Term Loan B 5.75% due 02/13/19	10,145,538	10,070,441
3,790,000	Schaeffler AG, Term Loan C2 due 01/27/17 (d)(e)	4,633,723	4,946,353
6,635,370	Supervalu Inc., Term Loan B 8.00% due 08/30/18	6,511,834	6,698,167
4,250,000	Van Wagner Communications, Term Loan B 8.25% due 08/03/18	4,166,721	4,345,625
957,000	Wilsonart International Holdings LLC due 10/19/19 (d)(e)	947,430	961,486
5,750,000	Wilton Brands LLC 7.50% due 08/30/18	5,637,205	5,811,094
Total Term Loans		71,794,263	72,974,235
Commercial Paper — 3.89%
International Commercial Paper — 0.67%
Canada 0.06%
360,000 USD	Suncor Energy, Inc. 0.32% due 11/16/12	359,952	359,952
France 0.07%
450,000 USD	Sanofi 0.14% due 11/13/12	449,979	449,979

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Commercial Paper — 0.67% — (continued)
Germany 0.04%
252,000 USD	Henkel Corporation 0.15% due 11/21/12	$251,979	$251,979
Italy 0.43%
2,772,000 USD	Eni S.p.A. 0.46% due 11/01/12	2,772,000	2,772,000
United Kingdom 0.07%
450,000 USD	GlaxoSmithKline PLC 0.12% due 11/15/12	449,979	449,979
Total International Commercial Paper		4,283,889	4,283,889
U.S. Commercial Paper — 3.22%
$11,087,000	Apache Corporation 0.41% due 11/01/12	11,087,000	11,087,000
1,220,000	Devon Energy Corporation 0.30% due 11/01/12	1,220,000	1,220,000
540,000	Google, Inc. 0.12% due 12/05/12	539,939	539,939
1,680,000	Johnson & Johnson 0.10% due 12/03/12	1,679,851	1,679,851
1,154,000	Medtronic, Inc. 0.15% due 12/13/12	1,153,798	1,153,798
585,000	Praxair, Inc. 0.11% due 11/07/12	584,989	584,989
4,435,000	Precision Castparts Corporation 0.20% due 11/01/12	4,435,000	4,435,000
Total U.S. Commercial Paper		20,700,577	20,700,577
Total Commercial Paper		24,984,466	24,984,466
Total Investments — 99.09% (Cost: $621,599,432)		$621,599,432	636,087,992
Other Assets in Excess of Liabilities — 0.91%			5,811,722
Net Assets — 100.00%			$641,899,714

  (a)  This security is convertible until April 30, 2015.

  (b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (c)  Payment-in-kind security.

  (d)  All or a portion of the security represents unsettled loan positions.

  (e)  At October 31, 2012, all or a portion of the security was segregated to cover collateral requirements for extended trade settlements.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

High Yield Fund

At October 31, 2012, aggregate cost for federal income tax purposes was $621,601,894. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,102,701
Gross unrealized depreciation	(2,616,603)
Net unrealized appreciation	$14,486,098

Abbreviations used in this schedule include:

PLC  — Public Limited Company

Currencies

EUR  — Euro

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT OCTOBER 31, 2012	UNREALIZED APPRECIATION AT OCTOBER 31, 2012	UNREALIZED DEPRECIATION AT OCTOBER 31, 2012
06/19/13	16,821,000	Euro	$21,172,452	$21,865,453	$—	$(693,001)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Convertible Bonds
Industrials	0.95%
Total U.S. Convertible Bonds	0.95
U.S. Corporate Bonds
Consumer Discretionary	13.77
Consumer Staples	6.39
Energy	12.08
Financials	6.27
Health Care	0.50
Industrials	9.89
Materials	7.21
Telecommunication Services	5.16
Total U.S. Corporate Bonds	61.27

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Period Ended October 31, 2012

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
International Corporate Bonds
Consumer Discretionary	1.73%
Energy	3.98
Financials	2.70
Industrials	4.79
Materials	5.67
Telecommunication Services	1.81
Utilities	0.93
Total International Corporate Bonds	21.61
Term Loans	11.37
Commercial Paper
International Commercial Paper	0.67
U.S. Commercial Paper	3.22
Total Commercial Paper	3.89
Total Investments	99.09%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from Fund of America Portfolio Manager

Market Overview:

Over the fiscal year ending October 31, 2012, political and economic uncertainties created a challenging environment for investors in the United States and around the world. In the U.S., the re-election of President Obama and retention of control by the Democrats and Republicans (in the Senate and House, respectively) means the political landscape in Washington remains unaltered. While ordinarily nothing happening in Washington might be a reasonable hope, with the looming fiscal cliff, persistently high unemployment and a sluggish economy, we believe nothing happening is a problem. We do not know if American politicians will be compelled to work together in order to avert a potential recession or if the gridlock that defined the last two years will continue. What is clear is that if the politicians do not address the fiscal cliff, the resulting cut in future spending and increase in taxes could reduce near-term GDP by a measurable amount. Alternatively, a continuation of entitlements as they exist today and a trillion-dollar deficit is likely to haunt us and our children for years to come.

Outside the United States, uncertainty also defined the past year. In no region was this more acute than in Europe, where major concerns about the long-term viability of the euro plagued investors throughout the year. With high unemployment and stagnant growth, southern European governments continued to face strong resistance to new austerity measures that the European Central Bank (ECB) has demanded in exchange for debt purchases. It would be hard to make a compelling case for the creation of the euro should it not exist, but the case for dismantling the euro today is also unpalatable to most. In addition, China and other faster-growing developing economies are not the engine of world-wide growth they once were.

We continue to believe that investors should focus on the Federal Reserve and other central bankers' desire to create inflation as a cure for our economic woes. We further believe that quantitative easing in the U.S. and accommodative monetary policies which are labeled by other names in different parts of the world will continue until successful.

Harold Levy

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Letter from Fund of America Portfolio Manager (continued)

Portfolio Review

As a result of our views about inflation, protecting future purchasing power is currently our main concern. Our philosophy, process and long-term investing discipline has not changed. While challenges to corporate earnings remain, our primary focus is on investing in quality companies that are trading at a discount to our estimates of intrinsic value. We continue to seek strong balance sheets, attractive free cash flows and exceptional management teams that are determined to create value for their owners.

We are grateful for the trust our shareholders have placed in us and strive to earn it every day by continuing to adhere to the same philosophy we have practiced for more than 25 years.

Thank you for your continued confidence.

Harold Levy

Portfolio Manager

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

The commentary represents the opinion of the first Eagle Fund of America Portfolio Managers as of December 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Management's Discussion of Fund Performance

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at firsteaglefunds.com or by calling 800.334.2143.

*As of September 1, 2005, Class Y Shares are closed to new investors. Class Y shares are offered without sales charge. If sales charge was included returns would be lower. The portfolio is actively managed and holdings can change at any time. Current and future portfolio holdings are subject to risk.

The NAV of the First Eagle Fund of America's Class 'Y' shares increased 16.50% for the year ending October 31, 2012, while the S&P 500 Index rose 15.21%.

The five largest contributors to the performance of the First Eagle Fund of America over the period were Eastman Chemical Company, Wyndham Worldwide Corporation, Pfizer, Inc., Valeant Pharmaceuticals International, Inc. and Valspar Corporation, accounting for 10.61% points of the year's performance.

The five largest detractors were Walter Energy, Inc., Occidental Petroleum Corporation, Health Net, Inc., TE Connectivity LTC and Medicis Pharmaceutical Corporation. Their combined negative performance over the twelve-month period subtracted 3.24% points from the Fund's performance.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

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Fund Overview | Data as of October 31, 2012 (unaudited)

INVESTMENT OBJECTIVE

The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns
	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	16.50%	3.14%	9.33%
Standard & Poor's 500 Index	15.21	0.36	6.91

Asset Allocation*

Sector/Industry**
Materials	32.07%
Health Care	24.03
Consumer Discretionary	10.34
Information Technology	10.21
Energy	8.84
Industrials	7.48
Exchange Traded Fund	3.35

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**  Sector/Industry allocations exclude short term investments and options positions.

The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

Top 10 Holdings*
Eastman Chemical Company (chemicals company)	6.50%
Pfizer Inc. (biopharmaceutical company)	6.12
Wyndham Worldwide Corporation (hotel and resorts)	5.64
Valeant Pharmaceuticals International, Inc. (pharmaceuticals company)	5.24
Rockwood Holdings, Inc. (specialty chemicals manufacturer)	4.83
Baxter International, Inc. (health technology company)	4.65
Packaging Corporation of America (container and packaging manufacture)	4.64
Occidental Petroleum Corporation (oil and gas production and exploration)	4.37
Omnicare, Inc. (pharmaceutical company)	4.29
Ball Corporation. (metal packaging supplier)	4.18
Total	50.46%

  *  Holdings in cash and money market funds have been excluded. Percentages are based on total net assets.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Fund of America

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks — 92.21%
U.S. Common Stocks — 88.72%
Consumer Discretionary 10.29%
1,803,100	Wyndham Worldwide Corporation (a)	$58,008,042	$90,876,240
739,800	Viacom, Inc., Class 'B' (a)	36,426,095	37,929,546
3,653,470	Interpublic Group of Companies, Inc. (a)	38,816,703	36,900,047
		133,250,840	165,705,833
Energy 8.79%
891,500	Occidental Petroleum Corporation (a)	85,389,317	70,392,840
820,890	Dresser-Rand Group, Inc. (a)(b)	33,818,407	42,300,461
838,100	Atlas Energy L.P. (a)	16,956,151	28,914,450
		136,163,875	141,607,751
Health Care 22.70%
3,964,400	Pfizer, Inc. (a)	80,099,782	98,594,628
1,509,242	Valeant Pharmaceuticals International, Inc. (a)(b)	37,780,015	84,411,905
1,195,900	Baxter International, Inc. (a)	63,401,789	74,899,217
2,001,000	Omnicare, Inc. (a)	54,507,251	69,094,530
1,214,960	Health Net, Inc. (a)(b)	31,304,700	26,145,939
464,010	Theravance, Inc. (a)(b)	8,771,116	10,444,865
325,991	Enzon Pharmaceuticals, Inc. (b)	2,297,089	2,141,761
		278,161,742	365,732,845
Industrials 4.90%
762,325	ADT Corporation (a)(b)	22,284,659	31,644,111
180,400	Flowserve Corporation (a)	22,269,716	24,442,396
301,660	General Dynamics Corporation (a)	15,506,439	20,537,013
51,789	Mueller Industries, Inc.	2,323,346	2,268,358
		62,384,160	78,891,878
Information Technology 10.16%
2,303,820	Seagate Technology PLC (a)	56,217,427	62,940,363
809,490	Motorola Solutions, Inc. (a)	40,431,489	41,834,443
1,017,340	AOL, Inc. (a)(b)	23,158,943	34,925,282
329,500	Analog Devices, Inc. (a)	11,253,630	12,886,745
519,800	Lexmark International, Inc., Class 'A' (a)	11,645,895	11,050,948
		142,707,384	163,637,781

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks — 88.72% — (continued)
Materials 31.88%
1,767,900	Eastman Chemical Company (a)	$56,778,647	$104,730,396
1,696,270	Rockwood Holdings, Inc. (a)	75,734,664	77,858,793
2,119,800	Packaging Corporation of America (a)	52,782,841	74,765,346
1,573,560	Ball Corporation (a)	35,929,837	67,395,575
917,500	WR Grace & Company (a)(b)	50,534,102	58,866,800
930,350	Valspar Corporation (a)	22,863,436	52,127,510
1,321,270	Crown Holdings, Inc. (a)(b)	29,670,944	50,538,578
512,000	FMC Corporation (a)	26,622,291	27,402,240
		350,916,762	513,685,238
Total U.S. Common Stocks		1,103,584,763	1,429,261,326
International Common Stocks — 3.49%
Switzerland 2.54%
1,524,650	Tyco International Limited	34,653,873	40,967,346
United Kingdom 0.95%
341,600	GlaxoSmithKline PLC, ADR (a)	15,233,027	15,337,840
Total International Common Stocks		49,886,900	56,305,186
Total Common Stocks		1,153,471,663	1,485,566,512
Exchange Traded Fund — 3.33%
321,180	SPDR Gold Trust (a)(b)	52,703,972	53,592,095
Investment Companies — 5.54%
8,985,465	State Street Institutional Treasury Money Market Fund, Institutional Class	8,985,465	8,985,465
80,263,613	State Street Institutional U.S. Government Money Market Fund, Institutional Class	80,263,613	80,263,613
Total Investment Companies		89,249,078	89,249,078
PRINCIPAL
Bond — 0.24%
U.S. Convertible Bond 0.24%
$2,730,000	Omnicare, Inc. 3.75% due 12/15/25 (c)	2,730,000	3,886,837

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Call Option Purchased — 0.02%
1,500	Baxter International, Inc. (Cost: $309,736)	$65.00	April 2013	$315,000
Total Investment Portfolio Excluding Options Written — 101.34% (Cost: $1,298,464,449)				$1,632,609,522
Covered Call Options Written — (1.89)%
762	ADT Corporation	$38.00	November 2012	$(280,035)
762	ADT Corporation	39.00	November 2012	(228,600)
2,005	Analog Devices, Inc.	39.00	December 2012	(280,700)
1,290	Analog Devices, Inc.	40.00	December 2012	(96,750)
2,495	AOL, Inc.	35.00	January 2013	(386,725)
1,380	AOL, Inc.	36.00	January 2013	(162,150)
427	Atlas Energy L.P.	35.00	November 2012	(40,565)
465	Atlas Energy L.P.	35.00	January 2013	(79,050)
864	Ball Corporation	40.00	November 2012	(244,080)
865	Ball Corporation	41.00	November 2012	(204,140)
846	Ball Corporation	43.00	November 2012	(42,300)
1,600	Baxter International, Inc.	57.50	November 2012	(828,000)
597	Baxter International, Inc.	60.00	November 2012	(179,100)
500	Baxter International, Inc.	62.50	February 2013	(136,500)
1,823	Crown Holdings, Inc.	37.00	January 2013	(387,388)
1,000	Dresser-Rand Group, Inc.	45.00	December 2012	(810,000)
1,000	Dresser-Rand Group, Inc.	50.00	December 2012	(350,000)
2,100	Dresser-Rand Group, Inc.	55.00	December 2012	(267,750)
575	Eastman Chemical Company	50.00	December 2012	(563,500)
1,722	Eastman Chemical Company	52.50	December 2012	(1,291,500)
4,000	Eastman Chemical Company	55.00	December 2012	(2,120,000)
2,462	Eastman Chemical Company	57.50	December 2012	(888,782)
124	Flowserve Corporation	125.00	January 2013	(159,340)
251	Flowserve Corporation	130.00	November 2012	(188,250)
1,156	Flowserve Corporation	130.00	January 2013	(1,057,740)
246	Flowserve Corporation	135.00	November 2012	(73,800)
533	FMC Corporation	55.00	November 2012	(27,983)
2,263	FMC Corporation	55.00	January 2013	(435,628)
18	FMC Corporation	57.50	January 2013	(1,890)
1,313	General Dynamics Corporation	62.50	November 2012	(777,296)
1,703	General Dynamics Corporation	65.00	November 2012	(553,475)
1,860	GlaxoSmithKline PLC	47.00	November 2012	(5,580)
103	Health Net, Inc.	25.00	January 2013	(8,240)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (1.89)% — (continued)
2,934	Interpublic Group of Companies, Inc.	$10.00	November 2012	$(114,426)
3,954	Interpublic Group of Companies, Inc.	11.00	November 2012	(29,655)
7,183	Interpublic Group of Companies, Inc.	11.00	January 2013	(287,320)
6,926	Interpublic Group of Companies, Inc.	12.00	January 2013	(138,520)
3,096	Lexmark International, Inc.	22.00	January 2013	(371,520)
1,420	Lexmark International, Inc.	23.00	January 2013	(132,060)
682	Lexmark International, Inc.	24.00	January 2013	(42,625)
966	Motorola Solutions, Inc.	50.00	November 2012	(193,200)
2,309	Motorola Solutions, Inc.	50.00	January 2013	(664,992)
1,275	Motorola Solutions, Inc.	52.50	November 2012	(73,950)
445	Motorola Solutions, Inc.	52.50	January 2013	(74,315)
56	Occidental Petroleum Corporation	80.00	December 2012	(13,858)
101	Occidental Petroleum Corporation	85.00	December 2012	(8,888)
557	Occidental Petroleum Corporation	85.00	January 2013	(85,221)
5,429	Omnicare, Inc.	34.00	December 2012	(895,785)
4,500	Omnicare, Inc.	35.00	December 2012	(517,500)
3,734	Packaging Corporation of America	35.00	January 2013	(550,765)
1,061	Packaging Corporation of America	37.50	January 2013	(53,050)
1,703	Pfizer, Inc.	23.00	November 2012	(337,194)
7,026	Pfizer, Inc.	24.00	November 2012	(709,626)
815	Pfizer, Inc.	24.00	January 2013	(101,671)
6,061	Pfizer, Inc.	26.00	December 2012	(133,342)
1,703	Rockwood Holdings, Inc.	45.00	November 2012	(289,510)
6,540	Rockwood Holdings, Inc.	50.00	November 2012	(65,400)
516	Seagate Technology PLC	27.00	November 2012	(49,020)
1,848	Seagate Technology PLC	28.00	November 2012	(88,704)
853	Seagate Technology PLC	29.00	November 2012	(17,060)
267	Seagate Technology PLC	31.00	November 2012	(1,068)
262	Seagate Technology PLC	31.00	December 2012	(8,646)
148	Seagate Technology PLC	32.00	November 2012	(148)
480	SPDR Gold Trust	163.00	November 2012	(206,400)
160	SPDR Gold Trust	165.00	November 2012	(46,880)
160	SPDR Gold Trust	165.00	January 2013	(89,363)
91	SPDR Gold Trust	170.00	November 2012	(6,734)
1,345	Theravance, Inc.	22.50	December 2012	(302,625)
247	Valeant Pharmaceuticals International, Inc.	55.00	November 2012	(74,100)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund of America

CONTRACTS	DESCRIPTION	STRIKE PRICE	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written — (1.89)% — (continued)
2,267	Valeant Pharmaceuticals International, Inc.	$55.00	January 2013	$(1,144,835)
754	Valeant Pharmaceuticals International, Inc.	57.50	November 2012	(131,950)
882	Valeant Pharmaceuticals International, Inc.	57.50	January 2013	(335,160)
396	Valeant Pharmaceuticals International, Inc.	60.00	November 2012	(39,600)
3,000	Valeant Pharmaceuticals International, Inc.	60.00	January 2013	(825,000)
4,048	Valspar Corporation	50.00	November 2012	(2,449,040)
236	Valspar Corporation	55.00	January 2013	(76,700)
237	Valspar Corporation	60.00	January 2013	(25,477)
2,964	Viacom, Inc.	50.00	December 2012	(770,640)
463	Viacom, Inc.	52.50	December 2012	(67,135)
884	Viacom, Inc.	55.00	December 2012	(57,460)
593	Viacom, Inc.	57.50	December 2012	(14,825)
1,572	WR Grace & Company	55.00	December 2012	(1,516,980)
2,115	WR Grace & Company	57.50	December 2012	(1,734,300)
364	WR Grace & Company	60.00	December 2012	(194,740)
268	WR Grace & Company	62.50	November 2012	(66,330)
134	WR Grace & Company	62.50	March 2013	(74,370)
6,531	Wyndham Worldwide Corporation	50.00	November 2012	(914,340)
160	Wyndham Worldwide Corporation	50.00	December 2012	(29,995)
Total Covered Call Options Written (Premiums Received: $35,929,940)				(30,400,855)
Put Option Written — (0.01)%
1,500	Baxter International, Inc. (Premium Received $292,762)	$55.00	April 2013	$(199,500)
Total Investments — 99.44% (Cost: $1,262,241,747)				$1,602,009,167
Other Assets in Excess of Liabilities — 0.56%				9,059,446
Net Assets — 100.00%				$1,611,068,613

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Schedule of Investments | Year Ended October 31, 2012

  (a)  At October 31, 2012, all or a portion of this security was segregated to cover collateral requirement for options.

  (b)  Non-income producing security/commodity.

  (c)  This security is convertible until December 15, 2025.

At October 31, 2012, aggregate cost for federal income tax purposes was $1,272,937,630. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$357,491,242
Gross unrealized depreciation	(28,419,705)
Net unrealized appreciation	$329,071,537

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

PLC  — Public Limited Company

SPDR  — Standard & Poor's Depository Receipts

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	10.29%
Energy	8.79
Health Care	22.70
Industrials	4.90
Information Technology	10.16
Materials	31.88
Total U.S. Common Stocks	88.72
International Common Stocks
Health Care	0.95
Industrials	2.54
Total International Common Stocks	3.49
Exchange Traded Fund	3.33
Investment Companies	5.54
U.S. Convertible Bond
Health Care	0.24
Total U.S. Convertible Bond	0.24
See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund of America

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS — (CONTINUED)	PERCENT OF NET ASSETS
Call Option Purchased	0.02%
Covered Call Options Written	(1.89)
Put Option Written	(0.01)
Total Investments	99.44%

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

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Statements of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$27,697,146,210	$8,771,432,119	$2,501,316,036	$1,922,137,505
Affiliated issuers	2,776,557,110	614,843,449	52,393,739	—
Gold bullion	736,135,763	199,148,724	81,518,317	183,135,784
Foreign currency	—	1,027,914	23	101
Total Investments, at Cost	31,209,839,083	9,586,452,206	2,635,228,115	2,105,273,390
Investments, at Value (Note 1)
Unaffiliated issuers	31,426,669,492	9,950,895,625	2,839,299,217	2,502,945,751
Affiliated issuers	3,252,780,081	696,419,022	43,801,837	—
Gold bullion	1,809,221,276	679,473,229	123,647,217	576,941,473
Foreign currency	—	1,027,929	23	101
Total Investments, at Value	36,488,670,849	11,327,815,805	3,006,748,294	3,079,887,325
Cash	168,643	67,465	—	48,662
Receivable for forward currency contracts held, at value (Note 1)	31,482,719	15,803,988	—	—
Receivable for investment securities sold	—	—	—	1,106,359
Receivable for Fund shares sold	87,854,359	21,677,888	12,633,980	12,391,651
Accrued interest and dividends receivable	98,813,032	47,187,857	4,816,551	754,863
Investment for trustee deferred compensation plan (Note 2)	1,913,987	1,677,254	1,262,520	211,102
Other assets	217,300	72,739	27,578	26,568
Total Assets	36,709,120,889	11,414,302,996	3,025,488,923	3,094,426,530
Liabilities
Option contracts written, at value (premiums received $6,108,142, $0, $604,523 and $0, respectively) (Note 1)	1,551,880	—	212,260	—
Payable for Fund shares redeemed	55,013,105	17,474,009	4,245,961	14,745,259
Payable for investment securities purchased	214,827,819	7,457,952	22,247,991	392,434
Payable for forward currency contracts held, at value (Note 1)	40,435,779	23,093,651	—	—
Investment advisory fees payable (Note 2)	23,167,281	7,223,328	1,903,911	1,957,301
Distribution fees payable (Note 3)	9,333,258	1,723,087	705,544	713,266
Services fees payable (Note 3)	1,987,334	211,168	133,993	128,942
Trustee deferred compensation plan (Note 2)	1,913,987	1,677,254	1,262,520	211,102
Administrative fees payable (Note 2)	465,241	148,424	26,319	92,488
Due to custodian	—	—	244,701	—
Trustee fees payable	64,652	21,170	4,248	12,134
Accrued expenses and other liabilities	16,746,131	6,494,908	680,535	913,239
Total Liabilities	365,506,467	65,524,951	31,667,983	19,166,165
Net Assets	$36,343,614,422	$11,348,778,045	$2,993,820,940	$3,075,260,365

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

October 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$741,150	$507,332	$163,707	$103,291
Capital surplus	29,886,701,357	9,321,130,001	2,536,062,371	2,213,743,095
Net unrealized appreciation (depreciation) on:
Investments (net of $9,807,172, $4,500,030, $0 and $0 deferred capital gain country tax, respectively)	5,269,024,594	1,736,863,554	371,520,179	974,613,935
Foreign currency and forward contract related translation	(9,434,577)	(7,856,771)	—	(483)
Written options	4,556,262	—	392,263	—
Undistributed net realized gains on investments	1,164,899,159	448,701,836	69,164,846	(13,012,285)
Undistributed net investment income (loss)	27,126,477	(150,567,907)	16,517,574	(100,187,188)
Net Assets	$36,343,614,422	$11,348,778,045	$2,993,820,940	$3,075,260,365
Class A
Net assets	$15,839,802,717	$5,110,765,967	$1,424,612,975	$1,535,469,124
Shares outstanding	321,704,897	229,614,008	77,992,431	51,416,781
Net asset value per share and redemption proceeds per share	$49.24	$22.26	$18.27	$29.86
Offering price per share (NAV per share plus maximum sales charge)	$51.83[1]	$23.43[1]	$19.23[1]	$31.43[1]
Class C
Net assets	$9,321,789,453	$986,416,723	$630,738,515	$607,890,147
Shares outstanding	193,560,458	45,615,074	34,999,390	21,074,699
Net asset value per share	$48.16	$21.62	$18.02	$28.84
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$47.68	$21.40	$17.84	$28.55
Class I
Net assets	$11,182,022,252	$5,251,595,355	$938,469,450	$931,901,094
Shares outstanding	225,884,934	232,103,286	50,715,129	30,799,953
Net asset value per share and redemption proceeds per share	$49.50	$22.63	$18.50	$30.26

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

October 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$101,037,942	$621,599,432	$1,298,464,449
Foreign currency	16,641	5,573,661	—
Total Investments, at Cost	101,054,583	627,173,093	1,298,464,449
Investments, at Value (Note 1)
Unaffiliated issuers	103,242,952	636,087,992	1,632,609,522
Foreign currency	16,641	5,601,581	—
Total Investments, at Value	103,259,593	641,689,573	1,632,609,522
Cash	10,349	223	—
Restricted cash	—	—	8,662,500
Receivable for investment securities sold	—	961,420	173,947
Receivable from investment adviser	15,379	—	—
Receivable for premiums for written options	—	—	255,590
Receivable for Fund shares sold	5,304,020	6,485,687	4,748,871
Accrued interest and dividends receivable	832,885	11,333,377	390,312
Investment for trustee deferred compensation plan (Note 2)	—	—	706,347
Other assets	14,596	4,567	16,073
Total Assets	109,436,822	660,474,847	1,647,563,162
Liabilities
Option contracts written, at value (premiums received $0, $0, and $36,222,702, respectively) (Note 1)	—	—	30,600,355
Payable for Fund shares redeemed	123,608	1,009,631	2,619,639
Payable for investment securities purchased	1,642,239	15,564,185	263,367
Payable for forward currency contracts held, at value (Note 1)	175,833	693,001	—
Payable for dividends to shareholders	—	776,958	—
Investment advisory fees payable (Note 2)	—	224,299	1,376,101
Distribution fees payable (Note 3)	21,445	114,078	448,846
Services fees payable (Note 3)	4,496	22,983	52,410
Trustee deferred compensation plan (Note 2)	—	—	706,347
Administrative fees payable (Note 2)	4,022	9,114	18,411
Trustee fees payable	717	31	3,085
Accrued expenses and other liabilities	111,064	160,853	405,988
Total Liabilities	2,083,424	18,575,133	36,494,549
Net Assets	$107,353,398	$641,899,714	$1,611,068,613

  **  The amount of $8,662,500 represents restricted cash used as collateral for covered call options.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

October 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Statements of Assets and Liabilities (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$10,402	$64,345	$60,909
Capital surplus	105,025,771	626,665,907	1,320,318,217
Net unrealized appreciation (depreciation) on:
Investments	2,205,010	14,488,560	334,145,073
Foreign currency and forward contract related translation	(174,149)	(962,816)	—
Written options	—	—	5,622,347
Undistributed net realized gains (losses) on investments	80,609	1,348,189	(48,663,440)
Undistributed net investment income (loss)	205,755	295,529	(414,493)
Net Assets	$107,353,398	$641,899,714	$1,611,068,613
Class A
Net assets	$43,439,644	$219,769,252	$698,891,601
Shares outstanding	4,207,883	22,025,436	26,015,544
Net asset value per share and redemption proceeds per share	$10.32	$9.98	$26.86
Offering price per share (NAV per share plus maximum sales charge)	$10.86[1]	$10.45[2]	$28.27[1]
Class C
Net assets	$25,783,494	$113,497,609	$245,629,136
Shares outstanding	2,503,488	11,387,262	10,539,819
Net asset value per share	$10.30	$9.97	$23.30
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[3]	$10.20	$9.87	$23.07
Class I
Net assets	$38,130,260	$308,632,853	—
Shares outstanding	3,690,822	30,931,924	—
Net asset value per share and redemption proceeds per share	$10.33	$9.98	—
Class Y
Net assets	—	—	$666,547,876
Shares outstanding	—	—	24,353,462
Net asset value per share and redemption proceeds per share	—	—	$27.37

  1  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

  2  The maximum sales charge is 4.50% for Class A shares. Classes C, I and Y have no front-end sales charges.

  3  The maximum CDSC (Contingent Deferred Sales Charge) is 1.00% for Class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

October 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Statements of Operations

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND	FIRST EAGLE GOLD FUND*
Investment Income
Interest (net of $345,800, $110,682, $0 and $0, foreign taxes withheld, respectively)	$24,941,933	$11,779,573	$6,151,105	$2,169,240
Dividends from: (net of $42,501,427, $23,070,803, $539,404 and $2,183,263, foreign taxes withheld, respectively)
Unaffiliated issuers	610,047,845	198,481,752	45,561,109	32,376,061
Affiliated issuers	72,120,283	29,820,928	105,606	—
Other Income	245,150	42,006	299	145,108
Total Income	707,355,211	240,124,259	51,818,119	34,690,409
Expenses
Investment advisory fees (Note 2)	254,282,135	78,522,326	19,301,451	22,339,381
Administrative costs (Note 2)	3,868,601	1,197,349	282,469	377,591
Distribution fees (Note 3)
Class A	37,826,741	12,501,819	3,148,910	3,784,177
Class C	66,932,219	7,464,591	4,049,597	4,413,682
Service fees - Class C (Note 3)	22,310,740	2,488,197	1,349,866	1,471,227
Shareholder servicing agent fees	35,001,875	12,534,695	3,122,293	4,212,468
Custodian and accounting fees	4,380,780	2,373,126	221,363	636,103
Shareholder reporting fees	2,930,309	893,830	344,287	407,536
Trustees' fees	791,286	241,378	57,411	86,164
Registration and filing fees	1,213,182	412,584	295,227	201,332
Professional fees	530,214	324,700	127,162	176,671
Other Expenses	781,815	266,965	67,611	102,888
Total Expenses	430,849,897	119,221,560	32,367,647	38,209,220
Expense reductions due to earnings credits (Note 1)	(2,896)	(866)	(334)	(373)
Net Expenses	430,847,001	119,220,694	32,367,313	38,208,847
Net Investment Income (Loss) (Note 1)	276,508,210	120,903,565	19,450,806	(3,518,438)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	1,001,271,222	412,547,037	65,691,414	2,754,625
Investment transactions of affiliated issuers	24,854,265	(873,052)	—	—
Commodity related transactions	153,129,198	62,853,259	9,190,661	9,051,381
Foreign currency and forward contract related transactions	168,812,409	97,826,998	(3,719)	(66,714)
Written options	5,939,832	—	695,340	—
	1,354,006,926	572,354,242	75,573,696	11,739,292
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $3,923,533, $2,021,827, $0 and $0, respectively)	817,305,325	(159,266,492)	155,436,364	(318,100,767)
Foreign currency and forward contract related translation	(11,441,479)	(7,551,318)	—	127
Written options	4,894,678	—	379,704	—
	810,758,524	(166,817,810)	155,816,068	(318,100,640)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	2,164,765,450	405,536,432	231,389,764	(306,361,348)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,441,273,660	$526,439,997	$250,840,570	$(309,879,786)

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

October 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Statements of Operations (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND^	FIRST EAGLE HIGH YIELD FUND**	FIRST EAGLE HIGH YIELD FUND***	FIRST EAGLE FUND OF AMERICA
Investment Income
Interest (net of $0, $3,088, $0 and $0, foreign taxes withheld, respectively)	$655,069	$18,132,745	$2,321,034	$153,501
Dividends from: (net of $35,792, $0, $0 and $18,370, foreign taxes withheld, respectively)
Unaffiliated issuers	562,490	—	—	23,482,781
Other Income	—	114,702	20,880	—
Total Income	1,217,559	18,247,447	2,341,914	23,636,282
Expenses
Investment advisory fees (Note 2)	204,649	1,814,165	216,063	14,945,851
Administrative costs (Note 2)	13,643	31,471	—	169,922
Distribution fees (Note 3)
Class A	19,200	222,567	12,552	1,548,441
Class C	31,703	314,422	17,067	1,648,440
Class Y	—	—	—	1,638,542
Service fees - Class C (Note 3)	10,568	104,807	5,689	549,480
Shareholder servicing agent fees	46,646	232,918	4,477	1,883,107
Custodian and accounting fees	67,883	85,702	4,103	188,975
Shareholder reporting fees	41,815	72,118	18,531	154,349
Trustees' fees	1,250	4,354	2,036	35,932
Registration and filing fees	41,261	176,290	30,060	183,977
Professional fees	136,082	209,995	30,135	142,595
Other Expenses	39,547	48,150	13,944	50,437
Total Expenses	654,247	3,316,959	354,657	23,140,048
Investment Advisory Fee Waiver	(305,915)	(324,266)	(72,599)	—
Expense reductions due to earnings credits (Note 1)	(3)	(19)	—	(197)
Net Expenses	348,329	2,992,674	282,058	23,139,851
Net Investment Income (Note 1)	869,230	15,254,773	2,059,856	496,431
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	34,834	863,756	369,783	(38,142,001)
Foreign currency and forward contract related transactions	50,233	699,207	(49,154)	—
Payment from affiliates	2,243	—	—	11,219
Written options	—	—	—	3,335,303
	87,310	1,562,963	320,629	(34,795,479)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	2,205,010	13,015,822	1,573,567	240,930,341
Foreign currency and forward contract related translation	(174,149)	(947,825)	(14,991)	—
Written options	—	—	—	15,235,294
	2,030,861	12,067,997	1,558,576	256,165,635
Net realized and unrealized gains on investments, foreign currency and forward contract related transactions and written options	2,118,171	13,630,960	1,879,205	221,370,156
Net Increase in Net Assets Resulting from Operations	$2,987,401	$28,885,733	$3,939,061	$221,866,587

  ^  For the period May 1, 2012 to October 31, 2012.

  **  For the period April 1, 2012 to October 31, 2012.

  ***  For the fiscal year ended March 31, 2012.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

October 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND		FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND*
	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
Operations
Net investment income (loss)	$276,508,210	$195,358,527	$120,903,565	$82,538,430	$19,450,806	$14,284,155	$(3,518,438)	$(21,503,086)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	1,354,006,926	690,306,873	572,354,242	239,416,900	75,573,696	68,932,963	11,739,292	166,627,775
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	810,758,524	798,845,665	(166,817,810)	26,703,063	155,816,068	50,108,672	(318,100,640)	85,417,459
Net increase (decrease) in net assets resulting from operations	2,441,273,660	1,684,511,065	526,439,997	348,658,393	250,840,570	133,325,790	(309,879,786)	230,542,148
Distribution to Shareholders
Dividends paid from net investment income
Class A	(161,651,447)	(179,125,248)	(87,147,378)	(68,667,242)	(8,668,560)	(14,601,729)	(21,160,789)	(41,372,108)
Class C	(37,795,689)	(53,722,987)	(9,351,396)	(7,990,749)	(761,790)	(4,588,209)	(3,321,956)	(10,828,155)
Class I	(117,693,838)	(94,957,034)	(83,348,638)	(56,678,049)	(5,904,350)	(7,711,426)	(14,147,644)	(16,752,495)
Class Y	—	—	—	—	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	(187,416,480)	—	(144,484,153)	(44,782,633)	(27,270,843)	—	(48,611,807)	(68,368,215)
Class C	(112,464,797)	—	(30,206,608)	(9,220,791)	(11,485,203)	—	(18,719,722)	(23,482,892)
Class I	(111,887,923)	—	(117,992,781)	(31,995,749)	(14,754,342)	—	(26,628,986)	(25,391,355)
Class Y	—	—	—	—	—	—	—	—
Decrease in net assets resulting from distributions	(728,910,174)	(327,805,269)	(472,530,954)	(219,335,213)	(68,845,088)	(26,901,364)	(132,590,904)	(186,195,220)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	8,576,084,794	10,549,879,443	3,366,030,361	3,711,007,723	1,361,319,863	842,143,081	1,162,012,459	1,302,888,135
Net asset value of shares issued for reinvested dividends and distributions	575,698,338	261,507,604	394,213,613	184,257,838	57,064,131	21,330,710	92,471,546	137,426,605
Cost of shares redeemed	(5,713,371,171)	(5,041,087,367)	(2,651,211,522)	(2,714,178,454)	(519,076,926)	(385,318,959)	(1,256,911,726)	(1,175,616,542)
Redemption fees	730,073	1,147,493	319,996	583,929	—	—	239,954	385,738
Increase (decrease) in net assets from Fund share transactions	3,439,142,034	5,771,447,173	1,109,352,448	1,181,671,036	899,307,068	478,154,832	(2,187,767)	265,083,936
Net increase (decrease) in net assets	5,151,505,520	7,128,152,969	1,163,261,491	1,310,994,216	1,081,302,550	584,579,258	(444,658,457)	309,430,864
Net Assets (Note 1)
Beginning of year	31,192,108,902	24,063,955,933	10,185,516,554	8,874,522,338	1,912,518,390	1,327,939,132	3,519,918,822	3,210,487,958
End of year	$36,343,614,422	$31,192,108,902	$11,348,778,045	$10,185,516,554	$2,993,820,940	$1,912,518,390	$3,075,260,365	$3,519,918,822
Undistributed net investment income (loss)	$27,126,477	$(15,091,353)	$(150,567,907)	$(175,357,398)	$16,517,574	$14,183,390	$(100,187,188)	$(81,489,548)

  *  First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Gold Cayman Fund, Ltd.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Statements of Changes in Net Assets (continued)

	FIRST EAGLE GLOBAL INCOME BUILDER FUND	FIRST EAGLE HIGH YIELD FUND			FIRST EAGLE FUND OF AMERICA
	PERIOD MAY 1, 2012 TO OCTOBER 31, 2012	PERIOD APRIL 1, 2012 TO OCTOBER 31, 2012	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
Operations
Net investment income (loss)	$869,230	$15,254,773	$2,059,856	$917,373	$496,431	$(5,611,267)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	87,310	1,562,963	320,629	631,187	(34,795,479)	116,260,451
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions and written options	2,030,861	12,067,997	1,558,576	(179,372)	256,165,635	(86,849,116)
Net increase (decrease) in net assets resulting from operations	2,987,401	28,885,733	3,939,061	1,369,188	221,866,587	23,800,068
Distribution to Shareholders
Dividends paid from net investment income
Class A	(207,258)	(5,146,846)	(277,672)	—	—	(2,737,506)
Class C	(93,296)	(2,099,621)	(107,973)	—	—	(253,288)
Class I	(375,701)	(8,021,377)	(1,664,694)	(914,365)	—	—
Class Y	—	—	—	—	—	(3,991,165)
Distributions paid from net realized gains from investment transactions
Class A	—	—	—	—	(39,934,200)	—
Class C	—	—	—	—	(15,978,381)	—
Class I	—	—	(579,534)	(754,658)	—	—
Class Y	—	—	—	—	(44,697,643)	—
Decrease in net assets resulting from distributions	(676,255)	(15,267,844)	(2,629,873)	(1,669,023)	(100,610,224)	(6,981,959)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	106,407,315	448,132,515	202,495,554	2,265,250	308,241,688	512,908,266
Net asset value of shares issued for reinvested dividends and distributions	453,949	11,996,758	2,480,994	1,669,125	88,825,318	6,163,174
Cost of shares redeemed	(1,819,012)	(34,728,034)	(14,567,403)	(2,472,677)	(283,000,180)	(259,451,806)
Redemption fees	—	—	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	105,042,252	425,401,239	190,409,145	1,461,698	114,066,826	259,619,634
Net increase (decrease) in net assets	107,353,398	439,019,128	191,718,333	1,161,863	235,323,189	276,437,743
Net Assets (Note 1)
Beginning of year	—	202,880,586	11,162,253	10,000,390	1,375,745,424	1,099,307,681
End of year	$107,353,398	$641,899,714	$202,880,586	$11,162,253	$1,611,068,613	$1,375,745,424
Undistributed net investment income (loss)	$205,755	$295,529	$(19,612)	$20,120	$(414,493)	$(125,962)

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2012			2011
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	46.90	45.91	47.15	44.36	43.47	44.59
Income from investment operations:
Net investment income ($)	0.45	0.09	0.57	0.39	0.04	0.51
Net realized and unrealized gains (losses) on investments	3.03	2.98	3.03	2.79	2.75	2.81
Total income (loss) from investment operations	3.48	3.07	3.60	3.18	2.79	3.32
Less distributions:
Dividends from net investment income ($)	-0.53	-0.21	-0.64	-0.64	-0.35	-0.76
Distributions from capital gains	-0.61	-0.61	-0.61	—	—	—
Total distributions	-1.14	-0.82	-1.25	-0.64	-0.35	-0.76
Net asset value, end of year ($)	49.24	48.16	49.50	46.90	45.91	47.15
Total return(a) (%)	7.64	6.83	7.90	7.23	6.45	7.52
Ratios and supplemental data
Net assets, end of year (millions) ($)	15,840	9,322	11,182	14,352	8,385	8,455
Ratio of operating expenses to average net assets including earnings credits (%)	1.15	1.89	0.90	1.13	1.88	0.88
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.15	1.89	0.90	1.13	1.88	0.88
Ratio of net investment income to average net assets including earnings credits (%)	0.94	0.19	1.19	0.83	0.08	1.07
Ratio of net investment income to average net assets excluding earnings credits (%)	0.94	0.19	1.19	0.83	0.08	1.07
Portfolio turnover rate (%)	11.29	11.29	11.29	11.57	11.57	11.57

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the sale charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Global Fund

	YEAR ENDED OCTOBER 31,
	2010			2009				2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	38.74	38.07	38.92	34.45	33.99		34.62	51.09	50.46	51.32
Income from investment operations:
Net investment income ($)	0.56	0.26	0.69	0.39	0.13		0.47	0.64	0.31	0.76
Net realized and unrealized gains (losses) on investments	5.63	5.51	5.63	6.35	6.26		6.39	-11.82	-11.69	-11.88
Total income (loss) from investment operations	6.19	5.77	6.32	6.74	6.39		6.86	-11.18	-11.38	-11.12
Less distributions:
Dividends from net investment income ($)	-0.57	-0.37	-0.65	-0.14	-0.00	**	-0.25	-1.07	-0.70	-1.19
Distributions from capital gains	—	—	—	-2.31	-2.31		-2.31	-4.39	-4.39	-4.39
Total distributions	-0.57	-0.37	-0.65	-2.45	-2.31		-2.56	-5.46	-5.09	-5.58
Net asset value, end of year ($)	44.36	43.47	44.59	38.74	38.07		38.92	34.45	33.99	34.62
Total return(a) (%)	16.13	15.23	16.40	20.81	19.93		21.13	-24.41	-24.99	-24.21
Ratios and supplemental data
Net assets, end of year (millions) ($)	12,195	6,524	5,345	10,562	5,158		3,338	9,784	4,623	2,898
Ratio of operating expenses to average net assets including earnings credits (%)	1.16	1.91	0.91	1.19	1.94		0.94	1.14	1.89	0.89
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.16	1.91	0.91	1.19	1.94		0.94	1.14	1.89	0.89
Ratio of net investment income to average net assets including earnings credits (%)	1.36	0.63	1.68	1.14	0.38		1.37	1.48	0.73	1.74
Ratio of net investment income to average net assets excluding earnings credits (%)	1.36	0.63	1.68	1.14	0.38		1.37	1.48	0.73	1.74
Portfolio turnover rate (%)	17.37	17.37	17.37	12.52	12.52		12.52	29.69	29.69	29.69

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2012			2011
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	22.25	21.61	22.61	21.86	21.26	22.20
Income (loss) from investment operations:
Net investment income ($)	0.24	0.08	0.30	0.18	0.01	0.24
Net realized and unrealized gains (losses) on investments	0.80	0.77	0.81	0.74	0.73	0.75
Total income (loss) from investment operations	1.04	0.85	1.11	0.92	0.74	0.99
Less distributions:
Dividends from net investment income ($)	-0.39	-0.20	-0.45	-0.32	-0.18	-0.37
Distributions from capital gains	-0.64	-0.64	-0.64	-0.21	-0.21	-0.21
Total distributions	-1.03	-0.84	-1.09	-0.53	-0.39	-0.58
Net asset value, end of year ($)	22.26	21.62	22.63	22.25	21.61	22.61
Total return(a) (%)	5.06	4.28	5.36	4.27	3.48	4.52
Ratios and supplemental data
Net assets, end of year (millions) ($)	5,111	986	5,252	5,023	1,027	4,136
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	1.92	0.92	1.14	1.89	0.89
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	1.92	0.92	1.14	1.89	0.89
Ratio of net investment income to average net assets including earnings credits (%)	1.12	0.37	1.36	0.78	0.04	1.06
Ratio of net investment income to average net assets excluding earnings credits (%)	1.12	0.37	1.36	0.78	0.04	1.06
Portfolio turnover rate (%)	10.50	10.50	10.50	12.22	12.22	12.22

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2010				2009				2008
	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C		CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	19.51	19.03		19.80	17.21	16.93		17.41	28.09	27.66	28.38
Income (loss) from investment operations:
Net investment income ($)	0.15	0.00	**	0.21	0.26	0.13		0.30	0.35	0.18	0.40
Net realized and unrealized gains (losses) on investments	2.80	2.72		2.82	3.72	3.63		3.78	-7.21	-7.10	-7.28
Total income (loss) from investment operations	2.95	2.72		3.03	3.98	3.76		4.08	-6.86	-6.92	-6.88
Less distributions:
Dividends from net investment income ($)	-0.60	-0.49		-0.63	-0.02	0.00	**	-0.03	-0.87	-0.66	-0.94
Distributions from capital gains	—	—		—	-1.66	-1.66		-1.66	-3.15	-3.15	-3.15
Total distributions	-0.60	-0.49		-0.63	-1.68	-1.66		-1.69	-4.02	-3.81	-4.09
Net asset value, end of year ($)	21.86	21.26		22.20	19.51	19.03		19.80	17.21	16.93	17.41
Total return(a) (%)	15.45	14.55		15.68	24.95	23.96		25.26	-28.15	-28.67	-27.97
Ratios and supplemental data
Net assets, end of year (millions) ($)	4,676	914		3,284	4,024	792		2,211	3,518	737	1,968
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	1.92		0.92	1.20	1.95		0.95	1.15	1.90	0.90
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	1.92		0.92	1.20	1.95		0.95	1.15	1.90	0.90
Ratio of net investment income to average net assets including earnings credits (%)	0.76	0.01		1.03	1.51	0.76		1.75	1.57	0.82	1.76
Ratio of net investment income to average net assets excluding earnings credits (%)	0.76	0.01		1.03	1.51	0.76		1.75	1.57	0.82	1.76
Portfolio turnover rate (%)	15.53	15.53		15.53	8.65	8.65		8.65	15.72	15.72	15.72

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2012			2011
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	17.12	16.91	17.33	15.94	15.75	16.12
Income from investment operations:
Net investment income ($)	0.15	0.02	0.19	0.17	0.04	0.21
Net realized and unrealized gains (losses) on investments	1.59	1.57	1.61	1.34	1.34	1.37
Total income (loss) from investment operations	1.74	1.59	1.80	1.51	1.38	1.58
Less distributions:
Dividends from net investment income ($)	-0.14	-0.03	-0.18	-0.33	-0.22	-0.37
Distributions from capital gains	-0.45	-0.45	-0.45	—	—	—
Total distributions	-0.59	-0.48	-0.63	-0.33	-0.22	-0.37
Net asset value, end of year ($)	18.27	18.02	18.50	17.12	16.91	17.33
Total return(a) (%)	10.63	9.75	10.86	9.60	8.85	9.92
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,425	631	938	967	408	538
Ratio of operating expenses to average net assets including earnings credits (%)	1.17	1.92	0.93	1.18	1.93	0.93
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.17	1.92	0.93	1.18	1.93	0.93
Ratio of net investment income to average net assets including earnings credits (%)	0.84	0.09	1.08	0.98	0.24	1.23
Ratio of net investment income to average net assets excluding earnings credits (%)	0.84	0.09	1.08	0.98	0.24	1.23
Portfolio turnover rate (%)	14.34	14.34	14.34	18.54	18.54	18.54

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2010			2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	14.21	14.06	14.37	12.75	12.63	12.89	17.01	16.87	17.19
Income from investment operations:
Net investment income ($)	0.32	0.21	0.38	0.21	0.12	0.24	0.36	0.24	0.40
Net realized and unrealized gains (losses) on investments	1.60	1.58	1.59	1.58	1.56	1.60	-3.65	-3.63	-3.69
Total income (loss) from investment operations	1.92	1.79	1.97	1.79	1.68	1.84	-3.29	-3.39	-3.29
Less distributions:
Dividends from net investment income ($)	-0.19	-0.10	-0.22	-0.22	-0.14	-0.25	-0.31	-0.19	-0.35
Distributions from capital gains	—	—	—	-0.11	-0.11	-0.11	-0.66	-0.66	-0.66
Total distributions	-0.19	-0.10	-0.22	-0.33	-0.25	-0.36	-0.97	-0.85	-1.01
Net asset value, end of year ($)	15.94	15.75	16.12	14.21	14.06	14.37	12.75	12.63	12.89
Total return(a) (%)	13.64	12.75	13.84	14.52	13.63	14.78	-20.56	-21.17	-20.36
Ratios and supplemental data
Net assets, end of year (millions) ($)	680	320	328	547	263	199	271	167	104
Ratio of operating expenses to average net assets including earnings credits (%)	1.23	1.98	0.99	1.26	2.00	1.01	1.20	1.96	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.23	1.98	0.99	1.26	2.00	1.01	1.21	1.96	0.96
Ratio of net investment income to average net assets including earnings credits (%)	2.15	1.41	2.46	1.63	0.93	1.90	2.28	1.53	2.53
Ratio of net investment income to average net assets excluding earnings credits (%)	2.15	1.41	2.46	1.63	0.93	1.90	2.28	1.52	2.53
Portfolio turnover rate (%)	12.23	12.23	12.23	14.88	14.88	14.88	21.75	21.75	21.75
FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2012			2011
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	33.89	32.78	34.33	33.42	32.44	33.81
Income from investment operations:
Net investment income (loss) ($)	-0.01	-0.22	0.06	-0.19	-0.42	-0.10
Net realized and unrealized gains (losses) on investments	-2.73	-2.66	-2.75	2.60	2.53	2.63
Total income (loss) from investment operations	-2.74	-2.88	-2.69	2.41	2.11	2.53
Less distributions:
Dividends from net investment income ($)	-0.39	-0.16	-0.48	-0.73	-0.56	-0.80
Distributions from capital gains	-0.90	-0.90	-0.90	-1.21	-1.21	-1.21
Total distributions	-1.29	-1.06	-1.38	-1.94	-1.77	-2.01
Net asset value, end of year ($)	29.86	28.84	30.26	33.89	32.78	34.33
Total return(a) (%)	-8.14	-8.86	-7.89	7.38	6.61	7.66
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,535	608	932	1,834	683	1,003
Ratio of operating expenses to average net assets including earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.21	1.96	0.96	1.20	1.95	0.95
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.05	-0.80	0.21	-0.56	-1.30	-0.30
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.05	-0.80	0.21	-0.56	-1.30	-0.30
Portfolio turnover rate (%)	9.19	9.19	9.19	13.26	13.26	13.26

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Gold Fund

	YEAR ENDED OCTOBER 31,
	2010			2009			2008
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	25.15	24.52	25.43	14.85	14.60	14.98	27.28	26.86	27.48
Income from investment operations:
Net investment income (loss) ($)	-0.17	-0.38	-0.11	-0.14	-0.30	-0.09	-0.09	-0.27	-0.05
Net realized and unrealized gains (losses) on investments	8.82	8.58	8.92	11.50	11.28	11.60	-10.61	-10.43	-10.66
Total income (loss) from investment operations	8.65	8.20	8.81	11.36	10.98	11.51	-10.70	-10.70	-10.71
Less distributions:
Dividends from net investment income ($)	-0.38	-0.28	-0.43	—	—	—	-0.78	-0.61	-0.84
Distributions from capital gains	—	—	—	-1.06	-1.06	-1.06	-0.95	-0.95	-0.95
Total distributions	-0.38	-0.28	-0.43	-1.06	-1.06	-1.06	-1.73	-1.56	-1.79
Net asset value, end of year ($)	33.42	32.44	33.81	25.15	24.52	25.43	14.85	14.60	14.98
Total return(a) (%)	34.73	33.66	35.01	78.93	77.62	79.27	-41.56	-41.99	-41.36
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,900	616	695	1,325	362	165	480	109	71
Ratio of operating expenses to average net assets including earnings credits (%)	1.22	1.97	0.97	1.26	2.01	1.01	1.21	1.96	0.95
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.22	1.97	0.97	1.26	2.01	1.01	1.21	1.96	0.96
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40	-0.38	-1.13	-0.20
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.60	-1.35	-0.36	-0.65	-1.40	-0.40	-0.38	-1.14	-0.20
Portfolio turnover rate (%)	5.50	5.50	5.50	3.00	3.00	3.00	8.74	8.74	8.74

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Financial Highlights

	PERIOD MAY 1, 2012^ TO OCTOBER 31, 2012
	CLASS A		CLASS C		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:
Net asset value, beginning of period ($)	10.00		10.00		10.00
Income from investment operations:
Net investment income ($)	0.15		0.11		0.18
Net realized and unrealized gains (losses) on investments	0.28		0.29		0.27
Total income (loss) from investment operations	0.43		0.40		0.45
Less distributions:
Dividends from net investment income ($)	-0.11		-0.10		-0.12
Total distributions	-0.11		-0.10		-0.12
Net asset value, end of period ($)	10.32		10.30		10.33
Total return(c) (%)	4.37	(a)	4.00	(a)	4.53	(a)
Ratios and supplemental data
Net assets, end of period (millions) ($)	43		26		38
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.30	(b)(d)	2.05	(b)(d)	1.05	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	2.13	(b)(d)	2.88	(b)(d)	2.20	(b)(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	2.89	(b)(d)	2.16	(b)(d)	3.56	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	2.06	(b)(d)	1.33	(b)(d)	2.40	(b)(d)
Portfolio turnover rate (%)	5.17	(a)	5.17	(a)	5.17	(a)(d)

  ^  Commencement of operations

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

This page was intentionally left blank.

Financial Highlights

  ^  The Fund commenced investment operations in its present form on December 30, 2011.

  ^^  Class A and Class C commenced operations on January 3, 2012.

  ^^^  The predecessor Fund, Old Mutual High Yield Fund, commenced operations on November 19, 2007.

  *  Per share amounts have been calculated using the average shares method.

  (a)  Not Annualized

  (b)  Annualized

  (c)  Does not take into account the sales charge of 4.50% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

  (d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

	PERIOD APRIL 1, 2012 TO						YEAR ENDED MARCH 31,
	OCTOBER 31, 2012						2012^
	CLASS A		CLASS C		CLASS I		CLASS A^^		CLASS C^^		CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	9.75		9.74		9.75		9.40		9.40		10.29
Income (loss) from investment operations:
Net investment income ($)	0.33		0.29		0.36		0.13		0.11		0.68
Net realized and unrealized gains (losses) on investments	0.24		0.23		0.23		0.35		0.34		-0.11
Total income (loss) from investment operations	0.57		0.52		0.59		0.48		0.45		0.57
Less distributions:
Dividends from net investment income ($)	-0.34		-0.29		-0.36		-0.13		-0.11		-0.83
Distributions from capital gains	—		—		—		—		—		-0.28
Total distributions	-0.34		-0.29		-0.36		-0.13		-0.11		-1.11
Net asset value, end of year ($)	9.98		9.97		9.98		9.75		9.74		9.75
Total return(c) (%)	5.94	(a)	5.47	(a)	6.20	(a)	5.11		4.78		6.11
Ratios and supplemental data
Net assets, end of year (millions) ($)	220		113		309		60		28		115
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	1.25	(b)(d)	2.00	(b)(d)	0.80	(b)(d)	0.95	(b)	1.66	(b)	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.27	(b)(d)	2.02	(b)(d)	1.03	(b)(d)	1.12	(b)	1.83	(b)	1.05
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	5.75	(b)(d)	4.98	(b)(d)	6.23	(b)(d)	5.48	(b)	4.74	(b)	6.98
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	5.73	(b)(d)	4.96	(b)(d)	6.00	(b)(d)	5.31	(b)	4.57	(b)	6.73
Portfolio turnover rate (%)	25.02	(a)	25.02	(a)	25.02	(a)	45.21		45.21		45.21

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

High Yield Fund

	YEAR ENDED MARCH 31,
	2011	2010	2009	2008^^^
	CLASS I	CLASS I	CLASS I	CLASS I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	10.67	7.72	9.29	10.00
Income (loss) from investment operations:
Net investment income ($)	0.98	1.31	0.85	0.36
Net realized and unrealized gains (losses) on investments	0.47	3.07	-1.55	-0.69
Total income (loss) from investment operations	1.45	4.38	-0.70	-0.33
Less distributions:
Dividends from net investment income ($)	-0.98	-1.28	-0.87	-0.38
Distributions from capital gains	-0.85	-0.15	—	—
Total distributions	-1.83	-1.43	-0.87	-0.38
Net asset value, end of year ($)	10.29	10.67	7.72	9.29
Total return(c) (%)	14.81	59.30	-7.78	-3.39
Ratios and supplemental data
Net assets, end of year (millions) ($)	11	10	9	9
Ratio of operating expenses to average net assets including fee waivers and reimbursements (%)	0.80	0.80	0.80	0.80
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements (%)	1.21	1.04	1.05	1.86	(b)
Ratio of net investment income to average net assets including fee waivers and reimbursements (%)	9.33	13.34	10.04	10.90	(b)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements (%)	8.92	13.10	9.79	9.84
Portfolio turnover rate (%)	145.96	292.11	74.19	10.78

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Financial Highlights

	YEAR ENDED OCTOBER 31,
	2012			2011
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.91	22.01	25.35	24.06	21.32	24.47
Income from investment operations:
Net investment income (loss) ($)	0.04	-0.13	0.04	-0.09	-0.25	-0.08
Net realized and unrealized gains (losses) on investments	3.73	3.24	3.80	1.11	0.98	1.12
Total income (loss) from investment operations	3.77	3.11	3.84	1.02	0.73	1.04
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.17	-0.04	-0.16
Distributions from capital gains	-1.82	-1.82	-1.82	—	—	—
Total distributions	-1.82	-1.82	-1.82	-0.17	-0.04	-0.16
Net asset value, end of year ($)	26.86	23.30	27.37	24.91	22.01	25.35
Total return(a) (%)	16.46	15.62	16.50	4.22	3.43	4.20
Ratios and supplemental data
Net assets, end of year (millions) ($)	699	246	667	549	194	633
Ratio of operating expenses to average net assets including earnings credits (%)	1.44	2.19	1.44	1.43	2.18	1.43
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.44	2.19	1.44	1.43	2.18	1.43
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.14	-0.61	0.14	-0.33	-1.08	-0.31
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.14	-0.61	0.14	-0.33	-1.08	-0.31
Portfolio turnover rate (%)	31.48	31.48	31.48	67.61	67.61	67.61

  *  Per share amounts have been calculated using the average shares method.

  (a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund of America

	YEAR ENDED OCTOBER 31,
	2010			2009			2008
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	19.32	17.25	19.66	18.92	17.14	19.23	29.79	27.39	30.22
Income from investment operations:
Net investment income (loss) ($)	0.13	-0.03	0.14	-0.06	-0.18	-0.07	-0.06	-0.20	-0.01
Net realized and unrealized gains (losses) on investments	4.61	4.10	4.67	1.61	1.44	1.65	-7.85	-7.16	-8.03
Total income (loss) from investment operations	4.74	4.07	4.81	1.55	1.26	1.58	-7.91	-7.36	-8.04
Less distributions:
Dividends from net investment income ($)	—	—	—	—	—	—	-0.07	—	-0.06
Distributions from capital gains	—	—	—	-1.15	-1.15	-1.15	-2.89	-2.89	-2.89
Total distributions	—	—	—	-1.15	-1.15	-1.15	-2.96	-2.89	-2.95
Net asset value, end of year ($)	24.06	21.32	24.47	19.32	17.25	19.66	18.92	17.14	19.23
Total return(a) (%)	24.53	23.59	24.47	9.13	8.34	9.14	-29.20	-29.74	-29.23
Ratios and supplemental data
Net assets, end of year (millions) ($)	379	122	599	276	90	503	127	61	501
Ratio of operating expenses to average net assets including earnings credits (%)	1.47	2.22	1.47	1.50	2.25	1.50	1.41	2.16	1.41
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.47	2.22	1.47	1.50	2.25	1.50	1.42	2.17	1.42
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.61	-0.14	0.62	-0.34	-1.10	-0.37	-0.23	-0.87	-0.06
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.61	-0.14	0.62	-0.34	-1.10	-0.37	-0.24	-0.88	-0.07
Portfolio turnover rate (%)	40.00	40.00	40.00	40.41	40.41	40.41	63.97	63.97	63.97

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund (which commenced operations on May 1, 2012) seeks current income generation and long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in common stocks of U.S. and foreign companies that offer attractive dividend yields and a range of fixed income instruments, including high-yield, below investment grade, investment grade and sovereign debt, from markets in the United States and multiple countries around the world. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and international equity securities.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment in Subsidiary — The First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through its investment in the First Eagle Gold Cayman Fund, Ltd., a wholly owned subsidiary (the "Subsidiary"). The

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

Gold Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the Gold Fund.

The Subsidiary, established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. As of October 31, 2012, the Subsidiary has $65,844,703 in net assets, representing 2.14% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith by or under the direction of the Board, generally acting through its designated Valuation Committee or Valuation Panel (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Funds' valuation policies.

It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2012:

First Eagle Global Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3(b)	TOTAL
Assets: †
U.S. Common Stocks	$12,518,385,474	$4,443,168	$—	$12,522,828,642
International Common Stocks	14,738,573,743	23,660,840	10,721,439	14,772,956,022
International Preferred Stocks	158,437,574	—	—	158,437,574
Warrant	66,372,855	—	—	66,372,855
Commodity*	1,809,221,276	—	—	1,809,221,276
U.S. Corporate Bonds	—	33,513,136	—	33,513,136
International Corporate Notes and Bonds	—	63,749,725	31,128,000	94,877,725
International Government Bonds	—	183,088,779	—	183,088,779
U.S. Treasury Bills	—	466,089,570	—	466,089,570
International Commercial Paper	—	2,194,813,423	—	2,194,813,423
U.S. Commercial Paper	—	4,186,471,847	—	4,186,471,847
Foreign Currency Contracts**	—	31,482,719	—	31,482,719
Total	$29,290,990,922	$7,187,313,207	$41,849,439	$36,520,153,568
Liabilities:
Covered Call Options Written	$1,551,880	$—	$—	$1,551,880
Foreign Currency Contracts**	—	40,435,779	—	40,435,779
Total	$1,551,880	$40,435,779	$—	$41,987,659

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

International common stocks and international preferred stocks valued at $10,795,120,576 and $323,100,978 were transferred from Level 2 to Level 1 during the twelve-month period ended October 31, 2012. At October 31, 2011, these securities were valued based on fair value adjustment factors; at October 31, 2012, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of the year ended October 31, 2012.

  (b)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2012 was as follows:

First Eagle Global Fund — (continued)
	INTERNATIONAL	INTERNATIONAL
	COMMON STOCKS	CORPORATE BONDS	TOTAL VALUE
Beginning Balance — market value	$11,064,479	$33,466,782	$44,531,261
Purchases	—	48,495	48,495
Sales
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(343,040)	(2,387,277)	(2,730,317)
Ending Balance — market value	$10,721,439	$31,128,000	$41,849,439
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(343,040)	$(2,387,277)	$(2,730,317)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

First Eagle Overseas Fund
DESCRIPTION	LEVEL 1	LEVEL 2(a)	LEVEL 3(b)	TOTAL
Assets: †
International Common Stocks	$7,878,052,866	$29,037,564	$36,904,767	$7,943,995,197
U.S. Common Stock	37,742,218	—	—	37,742,218
International Preferred Stocks	117,875,329	—	—	117,875,329
Commodity*	679,473,229	—	—	679,473,229
Term Loans	—	12,471,962	—	12,471,962
International Corporate Bonds	—	25,925,119	20,752,000	46,677,119
International Government Bonds	—	92,372,979	—	92,372,979
U.S. Treasury Bills	—	168,652,848	—	168,652,848
International Commercial Paper	—	749,189,166	—	749,189,166
U.S. Commercial Paper	—	1,478,337,829	—	1,478,337,829
Foreign Currency Contracts**	—	15,803,988	—	15,803,988
Total	$8,713,143,642	$2,571,791,455	$57,656,767	$11,342,591,864
Liabilities:
Foreign Currency Contracts**	$—	$23,093,651	$—	$23,093,651
Total	$—	$23,093,651	$—	$23,093,651

  (a)  Transfer into/out of Level 2 represent value as of the beginning of the period.

  (b)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are value at net unrealized appreciation (depreciation) on the investment.

International common stocks and international preferred stocks valued at $6,351,952,843 and $199,154,571 were transferred from Level 2 to Level 1 during the twelve-month period ended October 31, 2012. At October 31, 2011, these securities were valued based on fair value adjustment factors; at October 31, 2012, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of twelve-month period ended October 31, 2012.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2012 was as follows:

First Eagle Overseas Fund — (continued)
	INTERNATIONAL	INTERNATIONAL
	COMMON STOCKS	CORPORATE BONDS	TERM LOANS	TOTAL VALUE
Beginning Balance — market value	$49,904,715	$22,311,188	$633,621	$72,849,524
Purchases	31,750	22,383	—	54,133
Sales	—	—	(642,503)	(642,503)
Transfer In — Level 3	—	—	—	—
Transfer Out — Level 3	—	—	—	—
Accrued Amortization	—	—	(214)	(214)
Realized Gains (Losses)	—	—	(1,768)	(1,768)
Change in Unrealized Appreciation (Depreciation)	(13,031,698)	(1,581,571)	10,864	(14,602,405)
Ending Balance — market value	$36,904,767	$20,752,000	$—	$57,656,767
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(13,031,698)	$(1,581,571)	$—	$(14,613,269)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

First Eagle U.S. Value Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
U.S. Common Stocks	$1,885,228,947	$3,245	$—	$1,885,232,192
International Common Stocks	242,281,302	372,047	—	242,653,349
U.S. Preferred Stock	—	—	4,828,435	4,828,435
Warrant	10,741,526	—	—	10,741,526
Commodity*	123,647,217	—	—	123,647,217
International Corporate Bonds		6,497,839		6,497,839
U.S. Convertible Bond	—	20,261,250	—	20,261,250
U.S. Corporate Bonds	—	66,094,380	—	66,094,380
U.S. Treasury Bills	—	49,551,632	—	49,551,632
International Commercial Paper	—	217,175,287	—	217,175,287
U.S. Commercial Paper	—	380,065,164	—	380,065,164
Total	$2,261,898,992	$740,020,844	$4,828,435	$3,006,748,271
Liabilities:
Covered Call Options Written	$212,260	$—	$—	$212,260
Total	$212,260	$—	$—	$212,260

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (f).

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the year ended October 31, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2012 was as follows:

First Eagle U.S. Value Fund — (continued)
U.S. PREFERED STOCK
Beginning Balance — market value	$3,555,661
Purchases	—
Sales	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	1,272,774
Ending Balance — market value	$4,828,435
Change in unrealized gains or (losses) relating to assets still held at reporting date	$1,272,774
First Eagle Gold Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3(a)	TOTAL
Assets: †
International Common Stocks	$2,018,910,155	$—	$—	$2,018,910,155
U.S. Common Stocks	260,499,206	—	—	260,499,206
International Preferred Stock	4,851,600	—	—	4,851,600
Investment Company	464,505	—	—	464,505
Warrants	—	—	—	—
Commodity*	576,941,473	—	—	576,941,473
International Convertible Bonds	—	—	30,000,000	30,000,000
U.S. Treasury Bills	—	13,522,827	—	13,522,827
International Commercial Paper	—	50,961,248	—	50,961,248
U.S. Commercial Paper	—	123,736,209	—	123,736,209
Total	$2,861,666,939	$188,220,284	$30,000,000	$3,079,887,223

  (a)  Level 3 securities are identified in the Schedule of Investments with footnote (e).

  †  See Consolidated Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

For the year ended October 31, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

Fair Value Level 3 activity for the year ended October 31, 2012 was as follows:

First Eagle Gold Fund — (continued)
	INTERNATIONAL
	CONVERTIBLE BONDS	WARRANTS	TOTAL VALUE
Beginning Balance — market value	$30,000,000	$—	$30,000,000
Purchases	—	0	0
Sales	—	—	—
Transfer In — Level 3	2,110,129	—	2,110,129
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	(2,110,129)	0	(2,110,129)
Ending Balance — market value	$30,000,000	$0	$30,000,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(2,110,129)	$0	$(2,110,129)
First Eagle Global Income Builder Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$21,740,261	$—	$—	$21,740,261
International Common Stocks	31,055,664	—	—	31,055,664
Closed-End Mutual Fund	1,062,430	—	—	1,062,430
U.S. Convertible Bond	—	1,080,937	—	1,080,937
U.S. Corporate Bonds	—	30,563,442	—	30,563,442
International Corporate Bonds	—	8,553,848	—	8,553,848
Term Loans	—	3,375,370	—	3,375,370
International Commercial Paper	—	825,000	—	825,000
U.S. Commercial Paper	—	4,986,000	—	4,986,000
Total	$53,858,355	$49,384,597	$—	$103,242,952
Liabilities:
Foreign Currency Contracts**	$—	$175,833	$—	$175,833
Total	$—	$175,833	$—	$175,833

  †  See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

First Eagle High Yield Fund
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Convertible Bond	$—	$6,077,813	$—	$6,077,813
U.S. Corporate Bonds	—	393,302,996	—	393,302,996
International Corporate Bonds	—	138,748,482	—	138,748,482
Term Loans	—	72,974,235	—	72,974,235
International Commercial Paper	—	4,283,889	—	4,283,889
U.S. Commercial Paper	—	20,700,577	—	20,700,577
Total	$—	$636,087,992	$—	$636,087,992
Liabilities:
Foreign Currency Contracts**	$—	$693,001	$—	$693,001
Total	$—	$693,001	$—	$693,001

  †  See Schedule of Investments for additional detailed categorizations.

  **  Foreign currency contracts are value at net unrealized appreciation (depreciation) on the investment.

For the period ended October 31, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

First Eagle Fund of America
DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets: †
U.S. Common Stocks	$1,429,261,326	$—	$—	$1,429,261,326
International Common Stocks	56,305,186	—	—	56,305,186
Exchange Traded Fund	53,592,095	—	—	53,592,095
Investment Companies	89,249,078	—	—	89,249,078
U.S. Convertible Bond	—	3,886,837	—	3,886,837
Call Option Purchased	315,000	—	—	315,000
Total	$1,628,722,685	$3,886,837	$—	$1,632,609,522
Liabilities:
Covered Call Options Written	$30,400,855	$—	$—	$30,400,855
Put Option Written	199,500	—	—	199,500
Total	$30,600,355	$—	$—	$30,600,355

  †  See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2012, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global, Overseas, High Yield and Global Income Builder Funds enter into foreign exchange contracts

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

The Funds adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

At October 31, 2012, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$31,482,719	$40,435,779	$170,287,310	$(9,405,841)
First Eagle Overseas Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$15,803,988	$23,093,651	$99,354,046	$(6,541,909)
First Eagle High Yield Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$0	$693,001	$385,237	$(621,255)
First Eagle Global Income Builder Fund
			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN DEPRECIATION[4]
Foreign Currency	$0	$175,833	$52,532	$(175,833)

g)  Options — In order to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

  1  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statements of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option is adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to earmark assets to cover its obligations under option contracts. A call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

For the year ended October 31, 2012, First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Fund of America had the following options transactions.

First Eagle Global Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2011	17,550	$2,030,334
Options written	47,479	11,023,424
Options assigned	0	0
Options expired/closed	(33,098)	(6,945,616)
Options outstanding at October 31, 2012	31,931	$6,108,142

As of October 31, 2012, portfolio securities valued at $149,517,156 were segregated to cover collateral requirements for written options.

First Eagle U.S. Value Fund
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2011	3,160	$341,309
Options written	4,990	1,044,773
Options assigned	0	0
Options expired/closed	(4,557)	(781,559)
Options outstanding at October 31, 2012	3,593	$604,523

As of October 31, 2012, portfolio securities valued at $16,864,396 were segregated to cover collateral requirements for written options.

First Eagle Fund of America
WRITTEN OPTIONS	NUMBER OF CONTRACTS	PREMIUM RECEIVED
Options outstanding at October 31, 2011	92,105	$20,894,677
Options written	888,748	208,948,695
Options assigned	(75,487)	(14,959,635)
Options expired/closed	(760,035)	(178,661,035)
Options outstanding at October 31, 2012	145,331	$36,222,702
PURCHASED OPTIONS	NUMBER OF CONTRACTS	COST
Options outstanding at October 31, 2011	2,799	$1,113,812
Options purchased	9,000	1,411,776
Options closed	(10,299)	(2,215,852)
Options outstanding at October 31, 2012	1,500	$309,736

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

As of October 31, 2012, portfolio securities valued at $586,801,551 were segregated to cover collateral requirements for written options.

Outstanding contracts at period-end are indicative of the volume of activity during the period.

At October 31, 2012, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Fund
		GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Equity — Written options	$1,551,880	$5,939,832	$4,894,678
First Eagle U.S. Value Fund
		GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN[3]	CHANGE IN APPRECIATION[4]
Equity — Written options	$212,260	$695,340	$379,704
First Eagle Fund of America

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED GAIN (LOSS)[3]	CHANGE IN APPRECIATION (DEPRECIATION)[4]
Equity — Written options	$—	$30,600,355	$3,335,303	$15,235,294
Equity — Purchased options	315,000	—	(483,237)	(42,509)

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred

  1  Statements of Assets and Liabilities location: Investments, at value, Unaffiliated issuers.

  2  Statements of Assets and Liabilities location: Option contracts written, at value.

  3  Statements of Operations location: Net realized gains (losses) from: Written options & Investment transactions of unaffiliated issuers.

  4  Statements of Operations location: Changes in unrealized appreciation (depreciation) of: Written options & Investment transactions.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Term Loans — A Fund may invest in term loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund which declares income daily and pays monthly and the First Eagle Global Income Builder Fund which declares and pays income quarterly.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

  At October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	UNDISTRIBUTED NET INVESTMENT	UNDISTRIBUTED NET REALIZED	NET UNREALIZED	CAPITAL LOSS CARRYFORWARD
	INCOME	GAINS	APPRECIATION	SHORT-TERM	LONG-TERM
First Eagle Global Fund	$508,739,007	$999,371,760	$4,950,968,449	$—	$—
First Eagle Overseas Fund	191,223,600	407,035,137	1,430,042,496	—	—
First Eagle U.S. Value Fund	32,461,536	49,669,543	375,611,799	—	—
First Eagle Gold Fund	8,877,003	—	863,015,761	10,237,540	—
First Eagle Global Income Builder Fund	615,045	—	1,795,563	19,402	73,981
First Eagle High Yield Fund	1,730,136	—	14,216,283	—	—
First Eagle Fund of America	—	—	310,294,432	12,271,296	6,783,958

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and trusts, the treatment of foreign currencies and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Funds did not have capital losses to carry forward prior to the Act.

m)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL SURPLUS
First Eagle Global Fund	$82,850,594	$(160,343,494)	$77,492,900
First Eagle Overseas Fund	83,733,338	(110,070,180)	26,336,842
First Eagle U.S. Value Fund	(1,781,922)	(3,705,432)	5,487,354
First Eagle Gold Fund	23,451,187	(23,399,525)	(51,662)
First Eagle Global Income Builder Fund	12,780	(6,701)	(6,079)
First Eagle High Yield Fund	328,212	(328,212)	—
First Eagle Fund of America	(784,962)	1,216,092	(431,130)

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships and the disallowance of net operating losses.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

n)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2012 , which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	ORDINARY INCOME			LONG TERM CAPITAL GAINS
	2012	2011		2012	2011
First Eagle Global Fund	$316,943,267	$327,805,269		$411,966,907	$—
First Eagle Overseas Fund	180,304,745	133,336,040		292,226,209	85,999,173
First Eagle U.S. Value Fund	20,650,956	26,901,364		48,194,132	—
First Eagle Gold Fund	38,713,082	68,941,144		93,877,822	117,254,076
First Eagle Global Income Builder Fund	676,255	—		—	—
First Eagle High Yield Fund	15,267,844	2,433,849	*	—	196,024	*
First Eagle Fund of America	23,575,876	6,981,959		77,034,348	—

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas

  *  For the year ended March 31, 2012.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Global Income Builder Fund at 0.75% of each Fund's average daily net assets, First Eagle High Yield Fund at 0.70% of the Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

Pursuant to a subadvisory agreement, dated December 10, 2002 (agreement was amended and restated most recently in September 2009) ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, as allowed by law, so that the total annual operating expenses (excluding certain items) of the First Eagle High Yield Fund's Class A and Class C shares do not exceed 1.25% and 2.00%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C, and Class I shares do not exceed 1.30%, 2.05%, and 1.05%, respectively, through December 31, 2012, and those of First Eagle High Yield Fund's Class I shares do not exceed 0.80% through December 31, 2013.

The Board of Trustees, at a meeting on December 13, 2012, agreed to continue the expense waivers for First Eagle High Yield Fund and First Eagle Global Income Builder Fund for one year.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A repayment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

the Agreement. As of October 31, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows for the First Eagle High Yield Fund:

EXPIRATION	AMOUNT
March 31, 2013	$33,000
March 31, 2014	38,000
March 31, 2015	72,599

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. First Eagle Global Income Builder Fund pays the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05%.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the First Eagle High Yield Fund, and in accordance with the agreement between them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. In accordance with the plan of reorganization, those reimbursements may not exceed an annual rate of 0.05% of the value of the Fund's average daily net assets. After December 31, 2013, the Fund will no longer reimburse these costs and instead will pay a fixed administrative services fee to the Adviser at an annual rate of 0.05% of the value of the Fund's average daily net assets.

For the year ended October 31, 2012, the Funds reimbursed, paid and had payable to the Adviser amounts shown below:

FUND	REIMBURSED TO ADVISER	PAYABLE TO ADVISER
First Eagle Global Fund	$3,865,193	$465,241
First Eagle Overseas Fund	1,212,971	148,424
First Eagle U.S. Value Fund	334,879	26,319
First Eagle Gold Fund	282,783	92,488
First Eagle Global Income Builder Fund	9,621	4,022
First Eagle High Yield Fund	22,357	9,114
First Eagle Fund of America	172,675	18,411

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

The Funds have entered into Custody Agreements with State Street Bank and Trust Company ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold bullion in the Funds. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2012, FEF Distributors, LLC realized $2,268,655, $238,763, $370,869, $282,992, $40,059*, $212,425** and $107,244, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust (except for the First Eagle Global Income Builder Fund and First Eagle High Yield Fund) adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2012, balances to the Plan are recorded on the Statements of Assets and Liabilities.

For the period and year ended October 31, 2012, the Adviser reimbursed First Eagle Global Income Builder Fund and First Eagle Fund of America $2,243 and $11,291, respectively, for losses incurred in connection with trading errors.

  *  Period from May 1, 2012 to October 31, 2012.

  **  Period from April 1, 2012 to October 31, 2012.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund pay the Distributor monthly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2012, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2012, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended October 31, 2012, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $3,976,306,236, $935,949,111, $825,126,837, $263,271,390, $98,162,345*, $505,444,262** and $714,471,493 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder

  *  Period from May 1, 2012 to October 31, 2012.

  **  Period from April 1, 2012 to October 31, 2012.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. Government securities and short-term securities, totaled $3,194,620,939, $1,183,482,848, $293,537,779, $369,898,224, $2,859,904* $99,582,232** and $442,709,026, for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

There were no purchases or sales of U.S. Government securities, excluding short-term securities, for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America.

Note 5 — Line of Credit

At a meeting on September 12, 2012, the Board of Trustees approved continuing a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the year ended October 31, 2012, the Funds had no borrowings under the agreement.

Note 6 — Capital Stock

At October 31, 2012, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

  *  Period from May 1, 2012 to October 31, 2012.

  **  Period from April 1, 2012 to October 31, 2012.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

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Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2012			YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	62,388,629	35,230,795	83,665,600	55,443,712	6,338,133	93,794,727	34,764,626	14,439,563	28,860,840
Shares issued for reinvested dividends and distributions	6,801,942	2,393,384	3,768,498	10,323,759	1,491,162	7,558,176	1,938,704	561,949	995,161
Shares redeemed	(53,467,391)	(26,699,689)	(40,856,280)	(61,897,888)	(9,731,745)	(52,137,111)	(15,159,004)	(4,115,236)	(10,193,717)
Net increase (decrease)	15,723,180	10,924,490	46,577,818	3,869,583	(1,902,450)	49,215,792	21,544,326	10,886,276	19,662,284
	YEAR ENDED OCTOBER 31, 2011			YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	82,403,930	52,534,770	90,765,616	75,564,814	11,307,075	75,710,003	25,183,381	7,044,675	17,859,980
Shares issued for reinvested dividends and distributions	3,377,141	815,954	1,528,605	4,608,501	588,534	3,075,256	770,417	204,916	335,285
Shares redeemed	(54,727,128)	(20,788,828)	(32,853,816)	(68,356,763)	(7,372,637)	(43,825,884)	(12,196,811)	(3,452,371)	(7,453,323)
Net increase	31,053,943	32,561,896	59,440,405	11,816,552	4,522,972	34,959,375	13,756,987	3,797,220	10,741,942
	YEAR ENDED OCTOBER 31, 2012			PERIOD ENDED OCTOBER 31, 2012
	FIRST EAGLE GOLD FUND			FIRST EAGLE GLOBAL INCOME BUILDER FUND*			FIRST EAGLE HIGH YIELD FUND**
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	16,136,242	4,442,711	19,622,203	4,289,987	2,549,996	3,695,841	17,342,363	8,932,758	19,594,646
Shares issued for reinvested dividends and distributions	1,926,165	553,133	592,601	16,856	8,099	19,628	458,671	149,881	611,736
Shares redeemed	(20,754,725)	(4,756,926)	(18,630,497)	(98,960)	(54,607)	(24,647)	(1,973,303)	(535,928)	(1,046,409)
Net increase (decrease)	(2,692,318)	238,918	1,584,307	4,207,883	2,503,488	3,690,822	15,827,731	8,546,711	19,159,973
	YEAR ENDED OCTOBER 31, 2011			YEAR ENDED MARCH 31, 2012			YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GOLD FUND			FIRST EAGLE HIGH YIELD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	17,323,860	5,525,002	15,889,989	6,568,153	2,846,517	11,573,817	11,550,839	4,179,170	4,218,795
Shares issued for reinvested dividends and distributions	2,866,928	787,656	535,343	25,393	9,640	222,218	91,034	8,600	142,915
Shares redeemed	(22,945,298)	(4,454,411)	(7,752,658)	(395,841)	(15,606)	(1,108,713)	(5,339,481)	(1,096,383)	(3,858,781)
Net increase (decrease)	(2,754,510)	1,858,247	8,672,674	6,197,705	2,840,551	10,687,322	6,302,392	3,091,387	502,929
FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

YEAR ENDED MARCH 31, 2011
FIRST EAGLE HIGH YIELD FUND
CLASS I
Shares sold	219,201
Shares issued for reinvested dividends and distributions	162,273
Shares redeemed	(234,249)
Net increase	147,225

	YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS Y
Shares sold	7,799,688	2,865,457	1,801,446
Shares issued for reinvested dividends and distributions	1,591,289	631,712	1,733,825
Shares redeemed	(5,418,574)	(1,755,620)	(4,156,267)
Net increase	3,972,403	1,741,549	(620,996)

  *  Represents the period May 1, 2012 to October 31, 2012.

  **  Represents the period April 1, 2012 to October 31, 2012.

Transactions in dollars of capital stock were as follows:

	YEAR ENDED OCTOBER 31, 2012			YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$2,956,278,063	$1,637,915,493	$3,981,891,238	$1,189,229,650	$131,960,536	$2,044,840,175
Shares issued for reinvested dividends and distributions	302,618,460	104,854,140	168,225,738	209,262,697	29,554,809	155,396,107
Shares redeemed	(2,527,517,394)	(1,243,056,770)	(1,942,066,934)	(1,322,271,401)	(202,837,114)	(1,125,783,011)
Net increase (decrease)	$731,379,129	$499,712,863	$2,208,050,042	$76,220,946	$(41,321,769)	$1,074,453,271
	YEAR ENDED OCTOBER 31, 2011			YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$3,869,277,750	$2,425,639,817	$4,254,961,876	$1,715,966,975	$250,653,639	$1,744,387,109
Shares issued for reinvested dividends and distributions	154,537,968	36,791,366	70,178,270	102,262,633	12,771,196	69,224,009
Shares redeemed	(2,551,569,341)	(955,493,361)	(1,532,877,172)	(1,545,390,214)	(162,706,611)	(1,005,497,700)
Net increase	$1,472,246,377	$1,506,937,822	$2,792,262,974	$272,839,394	$100,718,224	$808,113,418

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

	YEAR ENDED OCTOBER 31, 2012			YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE U.S. VALUE FUND			FIRST EAGLE GOLD FUND			FIRST EAGLE GLOBAL INCOME BUILDER FUND*
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$604,973,317	$248,353,887	$507,992,659	$471,675,630	$126,090,905	$564,245,924	$43,500,772	$25,874,606	$37,031,937
Shares issued for reinvested dividends and distributions	31,581,497	9,092,330	16,390,304	58,150,919	16,234,432	18,086,195	173,094	83,136	197,719
Shares redeemed	(266,732,905)	(71,576,152)	(180,767,869)	(592,856,546)	(131,067,219)	(532,748,007)	(1,010,534)	(560,866)	(247,612)
Net increase (decrease)	$369,821,909	$185,870,065	$343,615,094	$(63,029,997)	$11,258,118	$49,584,112	$42,663,332	$25,396,876	$36,982,044

	YEAR ENDED OCTOBER 31, 2011			YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE U.S. VALUE FUND			FIRST EAGLE GOLD FUND
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS I
Shares sold	$422,499,567	$117,098,665	$302,544,849	$584,552,778	$181,475,181	$536,860,176
Shares issued for reinvested dividends and distributions	12,519,282	3,309,400	5,502,028	94,379,255	25,236,503	17,810,847
Shares redeemed	(203,499,149)	(57,256,894)	(124,562,916)	(765,827,714)	(143,628,830)	(265,774,260)
Net increase (decrease)	$231,519,700	$63,151,171	$183,483,961	$(86,895,681)	$63,082,854	$288,896,763
	PERIOD ENDED OCTOBER 31, 2012			YEAR ENDED OCTOBER 31, 2012
	FIRST EAGLE HIGH YIELD FUND**			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$169,517,068	$87,418,098	$191,197,349	$198,358,338	$63,407,921	$46,475,429
Shares issued for reinvested dividends and distributions	4,510,338	1,472,774	6,013,646	36,154,075	12,533,184	40,138,059
Shares redeemed	(19,213,078)	(5,270,289)	(10,244,667)	(136,684,626)	(38,844,456)	(107,471,098)
Net increase (decrease)	$154,814,328	$83,620,583	$186,966,328	$97,827,787	$37,096,649	$(20,857,610)
	YEAR ENDED MARCH 31, 2012			YEAR ENDED OCTOBER 31, 2011
	FIRST EAGLE HIGH YIELD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS C	CLASS I	CLASS A	CLASS C	CLASS Y
Shares sold	$63,546,710	$27,547,011	$111,401,833	$302,143,282	$97,792,197	$112,972,787
Shares issued for reinvested dividends and distributions	247,405	93,837	2,139,752	2,298,611	193,070	3,671,493
Shares redeemed	(3,817,412)	(151,895)	(10,598,096)	(135,242,015)	(24,843,434)	(99,366,357)
Net increase (decrease)	$59,976,703	$27,488,953	$102,943,489	$169,199,878	$73,141,833	$17,277,923

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Notes to Financial Statements

YEAR ENDED MARCH 31, 2011
FIRST EAGLE HIGH YIELD FUND
CLASS I
Shares sold	$2,265,250
Shares issued for reinvested dividends and distributions	1,669,125
Shares redeemed	(2,472,677)
Net increase	$1,461,698

  *  Represents the period May 1, 2012 to October 31, 2012.

  **  Represents the period April 1, 2012 to October 31, 2012.

At October 31, 2012, ASB Holdings, Arnhold Foundation, Inc. and Mulago Foundation owned more than 5% of the First Eagle Global Income Builder Fund Class I shares.

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

(continued)

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind as of October 31, 2012.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and the Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund (including its consolidated wholly owned subsidiary), First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America (each a separate Fund of First Eagle Funds)(hereafter collectively referred to as the "Funds") at October 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 26, 2012

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2012 and held for the six-months ended October 31, 2012.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund Expenses (unaudited)

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund
Class A	1.99%	$1,000.00	$1,019.90	1.16%	$5.89
Class C	1.60	1,000.00	1,016.00	1.91	9.68
Class I	2.10	1,000.00	1,021.00	0.91	4.62
First Eagle Overseas Fund
Class A	2.25	1,000.00	1,022.50	1.18	6.00
Class C	1.84	1,000.00	1,018.40	1.92	9.74
Class I	2.40	1,000.00	1,024.00	0.93	4.73
First Eagle U.S. Value Fund
Class A	2.41	1,000.00	1,024.10	1.20	6.11
Class C	1.98	1,000.00	1,019.80	1.95	9.90
Class I	2.49	1,000.00	1,024.90	0.95	4.84
First Eagle Gold Fund Consolidated
Class A	10.23	1,000.00	1,102.30	1.22	6.45
Class C	9.78	1,000.00	1,097.80	1.97	10.39
Class I	10.40	1,000.00	1,104.00	0.97	5.13
First Eagle Global Income Builder Fund
Class A4	4.37	1,000.00	1,043.70	1.28	6.58
Class C4	4.00	1,000.00	1,040.00	2.02	10.36
Class I4	4.53	1,000.00	1,045.30	1.05	5.40
First Eagle High Yield Fund
Class A4	5.18	1,000.00	1,051.80	1.27	6.55
Class C4	4.78	1,000.00	1,047.80	2.02	10.40
Class I4	5.41	1,000.00	1,054.10	0.80	4.13
First Eagle Fund of America
Class A	1.70	1,000.00	1,017.00	1.44	7.30
Class C	1.35	1,000.00	1,013.50	2.19	11.08
Class Y	1.71	1,000.00	1,017.10	1.44	7.30

  1  For the six-months ended October 31, 2012.

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

  4  Expense and performance figures reflect certain fee waviers and/or expense limitations without which returns and expenses may have been lower or higher, respectively.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

  (continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on May 1, 2012 and held for the six-months ended October 31, 2012.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Fund Expenses (unaudited)  (continued)

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund
Class A	5.00%	$1,000.00	$1,019.30	1.16%	$5.89
Class C	5.00	1,000.00	1,015.53	1.91	9.68
Class I	5.00	1,000.00	1,020.56	0.91	4.62
First Eagle Overseas Fund
Class A	5.00	1,000.00	1,019.20	1.18	5.99
Class C	5.00	1,000.00	1,015.48	1.92	9.73
Class I	5.00	1,000.00	1,020.46	0.93	4.72
First Eagle U.S. Value Fund
Class A	5.00	1,000.00	1,019.10	1.20	6.09
Class C	5.00	1,000.00	1,015.33	1.95	9.88
Class I	5.00	1,000.00	1,020.36	0.95	4.82
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,019.00	1.22	6.19
Class C	5.00	1,000.00	1,015.23	1.97	9.98
Class I	5.00	1,000.00	1,020.26	0.97	4.93
First Eagle Global Income Builder Fund
Class A	5.00	1,000.00	1,018.70	1.28	6.50
Class C	5.00	1,000.00	1,014.98	2.02	10.23
Class I	5.00	1,000.00	1,019.86	1.05	5.33
First Eagle High Yield Fund
Class A	5.00	1,000.00	1,018.75	1.27	6.44
Class C	5.00	1,000.00	1,014.98	2.02	10.23
Class I	5.00	1,000.00	1,021.11	0.80	4.06
First Eagle Fund of America
Class A	5.00	1,000.00	1,017.90	1.44	7.30
Class C	5.00	1,000.00	1,014.13	2.19	11.09
Class Y	5.00	1,000.00	1,017.90	1.44	7.30

  1  For the six-months ended October 31, 2012.

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Tax Information  Fiscal Year Ended October 31, 2012 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2012, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% OF QUALIFYING	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DIVIDEND INCOME	DEDUCTION	15%	28%
First Eagle Global Fund	100.00%	63.96%	$449,300,607	$6,423,462
First Eagle Overseas Fund*	84.50	0.37	263,680,904	46,464,007
First Eagle U.S. Value	100.00	99.09	43,898,627	7,232,797
First Eagle Gold Fund	49.74	6.27	82,173,534	11,704,288
First Eagle Global Income Builder	31.70	12.13	—	—
First Eagle High Yield	—		—	—
First Eagle Fund of America	41.08	23.89	53,703,962	23,330,386

  *  First Eagle Overseas Fund paid foreign taxes of $21,621,409, and recognized foreign source income of $174,169,047. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund designates such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2012.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Privacy Notice  (continued)

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University of Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Additional Information (unaudited)

Independent Trustees(1)(2)

Candace K. Beinecke(3) | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Director, Merce Cunningham Dance Foundation; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (3)  Ms. Beinecke also served as a trustee of a predecessor fund to Fund of America since 1996.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

  (continued)

Independent Trustees(1)(2)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and Director, ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(4) | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Director, S. Zlinkoff Fund for Medical Research and Education; Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (4)  Mr. Kelly also served as a trustee of a predecessor fund to Fund of America since 1998.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Additional Information (unaudited)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor, prior to January 2010 Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Director, Council of Michigan Foundations; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(5)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; Director, International Tennis Hall of Fame; Director, Hanseatic Asset Management LBG; Trustee, Sports and Arts in Schools Foundation; President and Trustee, First Eagle Variable Funds (1 portfolio)

  (1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

  (2)  The term of office of each Independent Trustee expires on his/her 70th birthday.

  (5)  The term of office of each Interested Trustee is indefinite.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

  (continued)

Interested Trustees(5) — (continued)

Jean-Marie Eveillard | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

  (5)  The term of office of each Interested Trustee is indefinite.

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

Additional Information (unaudited)

Officers(6) — (continued)

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

  (continued)

Officers(6) — (continued)

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Meng Lam | Assistant Treasurer | March 2012 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1980)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from February 2011; Advisory Manager, Ernst & Young LLP from January 2010; Audit Manager, Deloitte & Touche LLP from 2007

  (6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Meng Lam

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

FIRST EAGLE FUNDS | ANNUAL REPORT | OCTOBER 31, 2012

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1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2012 and October 31, 2011, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $399,805 and $467,526, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $17,800 and $17,300, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2012 and October 31, 2011, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $208,781 and $447,611, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2012 and October 31, 2011, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2012 and 2011.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: January 7, 2013

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: January 7, 2013

*                            Print the name and title of each signing officer under his or her signature.